As filed with the Securities and Exchange Commission on July 3, 2013

1933 Act File No. 333-______
1940 Act File No. 811-08747

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-2

(Check Appropriate Box or Boxes)

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐	Pre-Effective Amendment No.
☐	Post-Effective Amendment No. ______
and/or
☐	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☒	Amendment No. 5

DIVIDEND AND INCOME FUND
(Exact name of registrant as specified in charter)

11 Hanover Square
New York, NY 10005
(212) 785-0900
(Address and telephone number of principal executive offices)

InCorp Services, Inc.
One Commerce Center
1201 Orange St., #600
Wilmington, DE 19899
 (Name and address of agent for service)

Copy to:
R. Darrell Mounts, Esq.
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

Approximate Date of Proposed Public Offering:
As soon as practicable after this registration statement becomes effective

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box: ☐

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered (1)	Proposed Maximum Offering Price Per Unit(2)	Proposed Maximum Aggregate Offering Price (2)	Amount of Registration Fee (3)
Shares of Beneficial Interest, $0.01 par value per share	20,000	$15.40	$308,000	$42.01

(1)
Evidencing the exercise of non-transferable rights to subscribe for shares of beneficial interest of Dividend and Income Fund (the “Fund”) being registered herewith.  Pursuant to Rule 457(g)(3) of the Securities Act of 1933, no separate registration fee is required for the rights because the rights are being registered in the same registration statement as the shares of the Fund underlying the rights.

(2)
Estimated solely for the purpose of determining the registration fee pursuant to Rule 457(c) under the Securities Act of 1933, based on the average of the high and low sales prices of the Fund’s shares as reported on the New York Stock Exchange on [____], 2013.

The Fund hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Fund shall file a further amendment that specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the SEC is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state or other jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JULY 3, 2013

Preliminary Prospectus

DIVIDEND AND INCOME FUND

Up to [______] Shares of Beneficial Interest ($0.01 par value per Share)
Issuable upon Exercise of Non-Transferable Rights to Subscribe for Such Shares

Dividend and Income Fund (the “Fund”) is issuing non-transferable rights (the “Rights”) to its holders of shares of beneficial interest (the “Shares”).  You will receive one Right for each Share of the Fund you own as of the close of business on [______], 2013 (the “Record Date”) rounded up to the nearest number of Rights evenly divisible by three. These Rights entitle you to buy new Shares of the Fund.  For every three Rights that you receive, you can buy one new Share of the Fund, plus, in certain circumstances, additional new Shares pursuant to an over-subscription privilege (discussed in this prospectus).  The new Shares issued in this rights offering also will be listed on the New York Stock Exchange (the “NYSE”) under the symbol “DNI.”

This rights offering provides existing Fund shareholders with the opportunity to purchase additional Shares at a price below both market and net asset value (“NAV”) without paying any commissions. The subscription price per Share (the “Subscription Price”) will be [__]% of the lower of (a) the Fund’s NAV per Share or (b) the market price per Share. For this purpose, the NAV per Share will be determined as of [______], 2013, unless terminated or extended (the “Expiration Date”). The market price per Share will be the average of the volume weighted average sales price of a Share on the NYSE on the Expiration Date and the four preceding trading days. As of [______], 2013, the NAV per Share was $[______] and the average of the volume weighted average sales price of a Share on the NYSE on [______] and the four preceding trading days was $[______] for an estimated Subscription Price of $[______] per Share. Because the Expiration Date is the last day of the Subscription Period (defined below), shareholders who choose to exercise their Rights will not know the actual Subscription Price at the time they exercise such Rights. The Fund may increase the number of Shares subject to subscription through the over-subscription privilege by up to 25%, or up to an additional [______] Shares, for an aggregate total of [______] Shares.

IMPORTANT DATES TO REMEMBER: The Subscription Period runs from [_____________], 2013 to 5:00 p.m. ET, on [_____________], 2013, the Expiration Date, subscription certificates and payment for Shares are due [_____________], 2013, notices of guaranteed delivery are due [_____________], 2013, and payment for Shares pursuant to notices of guaranteed delivery are due [_____], 2013. Each of the foregoing dates may be extended, or the rights offering terminated, as described in this prospectus.

Shareholders who do not exercise their Rights will, upon the completion of the rights offering, own a smaller proportional interest in the Fund than he or she does now. In addition, because the Subscription Price per Share will be less than the then current NAV per Share, the completion of the rights offering will result in an immediate dilution of the NAV per Share for all existing shareholders. Such dilution could be substantial. If such dilution occurs, shareholders will experience a decrease in the NAV per Share held by them, irrespective of whether they exercise all or any portion of their Rights.  The Fund cannot state precisely the extent of this dilution because the Fund does not know what the NAV will be when the rights offering expires, how many Shares will be subscribed for, or the exact expenses of the rights offering. Volatility in the market price of Shares of the Fund may increase or decrease during the rights offering. For further information on the effects of dilution, see “Special Considerations and Risk Factors” on page [  ] of this prospectus.

For additional information, please call [_____] (the “Information Agent”) toll free at [_____].

The Fund is a diversified, closed end management investment company. The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective. The Fund seeks to achieve its objectives by investing, under normal circumstances, at least 50% of its total assets in income generating equity securities, including dividend paying common stocks, convertible securities, preferred stocks, securities of registered investment companies (including, but not limited to, closed end and open end management investment companies, and business development companies) (collectively, “investment companies”), exchange traded funds organized as investment companies or otherwise, real estate investment trusts, depositary receipts, and other equity related securities (collectively, “Income Generating Equity Securities”). The Fund may invest in fixed income securities, including bonds issued by domestic and foreign corporate entities and U.S. government securities. The Fund may also invest in securities of other issuers, including investment companies, exchange traded funds and real estate investment trusts, deemed by the Fund’s investment manager not to be Income Generating Equity Securities based on the issuer’s income generation, objectives, policies, holdings, or similar criteria. Securities in which the Fund may invest include high yield, high risk securities which are rated below investment grade, including the lowest rating categories, or are unrated but are determined by the Fund’s investment manager to be of comparable quality, and are considered speculative and subject to certain risks that may be greater than those of higher rated securities.. The Fund has used leverage since its inception and expects to do so in the future; however, there can be no assurance that the Fund will continue to engage in any leveraging techniques. There is no assurance the Fund will achieve its investment objectives.

Exercising your Rights and investing in Shares of the Fund involves risks. Please see “Special Considerations and Risk Factors” beginning on page [  ] of this prospectus to learn more about the risks you should carefully consider before exercising any Rights to subscribe for Shares, including the risks of investing in below investment grade securities and the risks of leverage. Certain of these risks are summarized in “Prospectus Summary—Special Considerations and Risk Factors” beginning on page [  ] of this prospectus.

The NAV per Share on [___________], 2013 was $[________]. On [___________], 2013, the last reported sale price of a Share as reported by the NYSE was $[____________].

	Estimated Subscription Price(1)	Sales Load(2)	Estimated Proceeds to the Fund(1)(3)
Per Share	$ [______]	None	$ [______]
Total(4)	$ [______]	None	$ [______]

(1)
Estimated on the basis of [__]% of the lower of the NAV per Share at the close of trading on [____], 2013 or the average of the volume weighted average sales price of a Share on the NYSE on [____], 2013 and the four preceding trading days.

(2)	This is not an underwritten offering, and there will be no underwriting discounts or commissions. The Rights are being offered directly by the Fund without the services of an underwriter or dealer.

(3)
Before the deduction of rights offering expenses incurred by the Fund, estimated to be $[____]. Subscription proceeds received prior to the Expiration Date will be deposited in a segregated account pending allocation and distribution of Shares.  Interest, if any, on those proceeds will be paid to and retained by the Fund regardless of whether Shares are issued by the Fund and will not be used as credit towards the purchase of Shares.

(4)
Assumes all Rights are exercised at the Estimated Subscription Price. Pursuant to the over-subscription privilege, the Fund may, at the discretion of its Board of Trustees, increase the number of Shares subject to subscription by up to 25% of the Shares offered hereby. If the Fund increases the number of Shares subject to subscription by 25%, the Total Estimated Subscription Price will be $[____] and the Total Estimated Proceeds to the Fund will be $[____].

This prospectus contains information you should know before investing. Please read it carefully before investing and keep it for future reference. Additional information about the Fund, including a Statement of Additional Information dated [___________], 2013 (“SAI”), which SAI hereby is incorporated by reference in its entirety into this prospectus, has been filed with the United States Securities and Exchange Commission (“SEC”).  You can review the table of contents for the SAI on page [__] of this prospectus.  You may obtain additional information about the Fund, including its SAI and annual and semi-annual reports, without charge (i) upon request, by calling the Information Agent toll free at [__]; (ii) on the Fund’s website at  http://www.dividendandincomefund.com; and (iii) on the SEC’s website at  http://www.sec.gov.  The Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. All questions and inquiries relating to the rights offering should be directed to the Information Agent, toll free at [__].

The SEC has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is [_____], 2013.

TABLE OF CONTENTS

Prospectus Summary	1

Special Considerations and Risk Factors	8

Fees and Expenses	18

Financial Highlights	20

The Rights Offering	24

Use of Proceeds	31

The Fund	31

Investment Objectives, Policies, and Strategies	31

Special Considerations and Risk Factors	39

Cautionary Notice Regarding Forward-Looking Statements	48

Management of the Fund	49

Custodian, Securities Lending Counterparty and Provider of Credit Facilities, Transfer Agent and Dividend-Disbursing Agent	51

Calculation of Net Asset Value Per Share	52

Market Price Information	52

Distribution Policy	53

Dividend Reinvestment Plan	54

Certain Federal Income Tax Consequences of the Offering	56

Description of the Securities	58

Closed End Fund Structure	63

Legal Matters	63

Legal Proceedings	63

Additional Information	63

Table of Contents of the SAI	65

You should rely only on the information contained or incorporated by reference in this prospectus. No person has been authorized to give any information or to make any representations other than those contained in this prospectus in connection with the offer contained herein and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund.  Offers to sell, and offers to buy, Shares may only be made and are valid only in jurisdictions where offers and sales are permitted. The information contained in this prospectus is accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or of any sale of Shares.  To the extent required by law, the Fund undertakes to amend or supplement this prospectus to reflect any material changes to the Fund after the date of this prospectus.

PROSPECTUS SUMMARY

This summary highlights some of the information set forth elsewhere in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Special Considerations and Risk Factors” and the other information included or incorporated by reference in this prospectus.

THE OFFERING

General Terms:
Dividend and Income Fund (the “Fund”) is issuing to its shareholders of record as of the close of business on [_______], 2013 (the “Record Date”), non-transferable rights (“Rights”) to subscribe for up to an aggregate of [_______] new shares of the Fund’s shares of beneficial interest (“Shares”), par value $0.01 per Share. In certain circumstances described below under “Over-Subscription Privilege,” the Fund may increase the number of Shares subject to subscription by up to 25%, or up to an additional new [_______] Shares, for an aggregate total of [_______] new Shares.  Each Record Date shareholder will receive one Right for each outstanding Share owned on the Record Date rounded up to the nearest number of Rights evenly divisible by three. The Rights entitle each holder to purchase one new Share for each three Rights held. The Fund will not issue fractional Shares upon the exercise of fewer than three Rights. A Record Date shareholder’s right to acquire one Share for every three Rights held during the Subscription Period (defined below) is referred to as the “Primary Subscription” and the Shares issued through the Primary Subscription are referred to as the “Primary Subscription Shares.”  If a Record Date shareholder exercises all of the Rights he or she received in the Primary Subscription, that shareholder also may subscribe for additional Shares pursuant to the Over-Subscription Privilege (defined below).  See “The Rights Offering – Terms of the Offering.”

Purpose of the Offering:
The Board of Trustees of the Fund (the “Board” or the “Trustees”) has determined that it would be in the best interests of the Fund and its shareholders to increase the assets of the Fund and that the rights offering is currently an effective and efficient way to raise additional assets for the Fund.

In connection with its conclusion to approve the rights offering, the Board considered, among other things, the following factors: (i) the rights offering provides an exclusive opportunity to Record Date shareholders to purchase Shares of the Fund at a price below both the then current market price and the Fund’s net asset value (“NAV”) per share; (ii) shareholders who do not fully exercise their Rights will own, upon completion of the rights offering, a smaller proportional interest in the Fund than they owned before the rights offering and that the completion of the rights offering will result in an immediate dilution of the NAV per Share for all existing shareholders, irrespective of whether they exercise all or a portion of their Rights; (iii) the increased equity capital to be available upon completion of a fully subscribed rights offering, including Shares issued pursuant to the Over-Subscription Privilege, that could be used for making additional investments consistent with the Fund’s investment objectives; (iv) various other capital-raising alternatives, including conducting a secondary offering of Shares, conducting at-the-market offerings, and conducting a transferable rights offering and the benefits and drawbacks of conducting a transferable versus a non-transferable rights offering; (v) the size of the rights offering in relation to the number of Shares outstanding; (vi) the belief of Bexil Advisers LLC (the “Investment Manager”) that it would be in the best interests of the Fund and its shareholders to increase the assets of the Fund thus permitting the Fund to be in a better position to more fully take advantage of investment opportunities that may arise and seek to enhance the Fund’s future returns; (vii) the Investment Manager’s belief that a larger number of outstanding Shares could increase the level of market interest in and visibility of the Fund and improve the trading liquidity of the Fund’s Shares; (viii) that the increase in assets may result in a modestly lower expense ratio for the Fund by spreading the Fund’s fixed costs over a larger asset base; (ix) the potential impact of the rights offering on the Fund’s managed distribution policy; and (x) that the Investment Manager has an inherent conflict of interest in recommending the rights offering because the Fund pays fees to the Investment Manager based on a percentage of the Fund’s assets and the Investment Manager will benefit from the increase in Fund assets that is expected to result from the rights offering.  The Board also considered that one of the Fund’s Trustees who voted to authorize the rights offering is an “interested person” of the Investment Manager within the meaning of the Investment Company Act of 1940, as amended (“1940 Act”), due to his affiliation with the Investment Manager and may benefit indirectly from the rights offering because of his interest in the Investment Manager.  The Board also considered the Fund’s prior 2011 rights offering (the “Prior Offer”), including: (i) the number of exercising shareholders, including the Investment Manager, and dollar amounts subscribed for in the Primary Subscription and the Over-Subscription Privilege; (ii) the size of the offering and net proceeds to the Fund; (iii) the dilutive effect of the Prior Offer; (iv) the offering expenses incurred; and (v) the investments made by the Fund with the proceeds and the Fund’s subsequent performance.  In the Prior Offer, shareholders of record on November 14, 2011 were issued one non-transferable right for each outstanding Share owned, and each shareholder holding rights was entitled to subscribe for one new Share for every three rights held for a subscription price based on substantially the same formula as the current Subscription Price (as defined below). The Prior Offer expired on December 23, 2011. The Board noted that the Prior Offer was over subscribed, resulting in the Fund issuing 1,774,988 additional Shares (restated to reflect the effects of the Fund’s subsequent 1-for-4 reverse stock split).  See “The Rights Offering — Purpose of the Offering.”

Subscription Price:
The subscription price per Share (the “Subscription Price”) will be [__]% of the lower of (a) the Fund’s NAV per Share or (b) the market price per Share. For this purpose, the NAV per Share will be determined as of [___], 2013, the date on which the rights offering expires, unless terminated or extended (the “Expiration Date”). The market price per Share will be the average of the volume weighted average sales price of a Share on the New York Stock Exchange (the “NYSE”) on the Expiration Date and the four preceding trading days. As of [___], 2013 the NAV per Share was $[___] and the average of the volume weighted average sales price of a Share on the NYSE on [___], 2013 and the four preceding trading days was $[___] for an estimated Subscription Price of $[___] per Share. Because the Expiration Date is the last day of the Subscription Period, Record Date shareholders who choose to exercise their Rights will not know the actual Subscription Price at the time they exercise such Rights. See “The Rights Offering – The Subscription Price.”

Subscription Period:
Rights may be exercised at any time during the offering period (the “Subscription Period”) which starts on [___], 2013 and ends at 5:00 p.m., ET, on [___], 2013, the Expiration Date, unless terminated or extended.  See “The Rights Offering –Terms of the Offering.”

Over-Subscription Privilege:
Record Date shareholders who fully exercise their Rights in the Primary Subscription may subscribe for the Primary Subscription Shares not subscribed for by other Rights holders. If sufficient Primary Subscription Shares are available after completion of the Primary Subscription, all over-subscription requests will be honored in full. To satisfy over-subscription requests, the Fund may, at the discretion of the Board, increase the number of Shares subject to subscription by up to 25% of the Primary Subscription Shares (the “Secondary Subscription Shares”), for an aggregate total of [___] new Shares. Primary Subscription Shares not bought in the Primary Subscription, together with all Secondary Subscription Shares, if any, are called “Excess Shares.” The entitlement to buy Excess Shares is called the “Over-Subscription Privilege.” Over-Subscription Privilege requests are subject to certain limitations and subject to allotment, which is more fully discussed under “The Rights Offering—Over-Subscription Privilege.”

Methods for Exercising Rights:
If you own your Shares through an intermediary, such as a broker, bank, or trust company, or other financial institution or nominee you may contact your intermediary, who can arrange, on your behalf, to guarantee delivery of a properly completed and executed subscription certificate (“Subscription Certificate”) pursuant to a notice of guaranteed delivery (“Notice of Guaranteed Delivery”).  The institution may charge a fee for this service.  The Notice of Guaranteed Delivery must be received by the subscription agent (the “Subscription Agent”), [_____], at its address set forth below before 5:00 p.m., ET, on or before the Expiration Date.  A properly completed and executed Subscription Certificate, together with payment of the estimated purchase price of [_____] per Share, must be received by the Subscription Agent by the close of business on the third business day after the Expiration Date or the Subscription Agent will not honor a Notice of Guaranteed Delivery.  No later than [___], 2013 unless extended (the “Confirmation Date”), the Subscription Agent will send to each exercising Rights holder (or, if Shares are held by Cede & Co. (“Cede”) or any other depository or nominee, to Cede or such other depository or nominee) a confirmation showing (1) the number of Shares purchased pursuant to the Primary Subscription; (2) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege; (3) the per Share and total purchase price for the Shares; and (4) any additional amount payable to the Fund by the exercising Rights holder or any excess to be refunded by the Fund to the exercising Rights holder, in each case based on the estimated Subscription Price as determined on the Expiration Date.  Final payment of the actual purchase price per Share must be received by the Subscription Agent within ten (10) business days after the Confirmation Date.

If your Shares are held in certificate form or by [____], you may exercise your Rights by completing and signing the Subscription Certificate that accompanies this prospectus and mailing it in the envelope provided, or otherwise delivering it, to the Subscription Agent, together with payment of the estimated purchase price of $[___] per Share. The instructions accompanying the Subscription Certificate should be read carefully and followed in detail. The Subscription Certificate and payment for the Shares must be received by the Subscription Agent at its address set forth below before 5:00 p.m., ET, on or before the Expiration Date.  Final payment of the actual purchase price per Share must be received by the Subscription Agent within ten (10) business days after the Confirmation Date.

Exercising Rights holders will have no right to rescind their purchase after the Subscription Agent has received payment, either by means of a Notice of Guaranteed Delivery or a check, money order or wire payment, except under the circumstances described below under “Notice of Net Asset Value Decline.”  Notwithstanding the foregoing, the Fund may cancel this rights offering before the Expiration Date, even after the Rights have been distributed and subscriptions have been received.

See “The Rights Offering – Methods for Exercising Rights” and “The Rights Offering – Payment for Shares.”

Information Agent:
[____] serves as the Fund’s Information Agent in connection with this rights offering.  Any questions or requests for assistance concerning the method of subscribing for Shares or for additional copies of this prospectus or Subscription Certificates may be directed to the Information Agent toll free at [____].  See “The Rights Offering – Information Agent.”

See “The Rights Offering – Information Agent.”

Subscription Agent:
The Subscription Agent is [____]. Completed Subscription Certificates must be sent together with proper payment of the Subscription Price for all Shares subscribed for within the prescribed time period by first class mail, express mail, overnight courier or by hand (9:00 a.m. – 5:00 p.m. ET) to the Subscription Agent at the address listed below:

[____] 1-800-[____]-[____]

See “The Rights Offering – Subscription Agent.”

Important Dates to Remember:
Record Date     [_________], 2013

Subscription Period     [_________], 2013 to [_________], 2013*

Expiration Date     [_________], 2013*

Deadline for Subscription
Certificates and
Payment for Shares**    [_________], 2013*

Deadline for Notices of Guaranteed
Delivery**     [_________], 2013*

Deadline for Subscription Certificates and Payment pursuant to Notices of Guaranteed
Delivery     [_________], 2013*

Confirmation Date     [_________], 2013*

Final Payment for Shares due***[_________], 2013*

* Unless extended.

** Record date shareholders exercising Rights must deliver to the Subscription Agent by the Expiration Date either (i) the Subscription Certificate together with payment or (ii) a Notice of Guaranteed Delivery.

*** Additional amount due (in the event the Subscription Price exceeds the estimated Subscription Price). See “The Rights Offering – Payment for Shares.”

Federal Income Tax Consequences:
For federal income tax purposes, neither the receipt nor the exercise of the Rights will result in taxable income or gain to holders of the Rights. You will not recognize a taxable loss if your Rights expire without being exercised. See “Certain Federal Income Tax Consequences of the Offering.”

Use of Proceeds:
The net proceeds to the Fund from this rights offering, assuming all Primary Subscription Shares are sold, are estimated to be $[____] or, if pursuant to the Over-Subscription Privilege the Fund at the discretion of the Board elects to increase the number of Shares subject to subscription in an amount up to 25% of the Primary Subscription Shares and all such Secondary Subscription Shares are sold, $[____], in each case after deducting offering expenses. The Fund will invest the net proceeds of the rights offering in accordance with the Fund’s investment objectives and policies. The Fund’s Investment Manager anticipates that investment of the proceeds will occur within 90 days of the completion of the rights offering. To the extent there is any delay in investing the proceeds of the rights offering, the Fund may invest in U.S. government securities, high quality, short term fixed income instruments, and cash or cash equivalents, including money market funds, pending investment of the proceeds. See “Use of Proceeds.”  The Fund does not currently anticipate an increase in leverage following the completion of the rights offering; however, the Fund reserves the right to adjust leverage from time to time.  See “Investment Objectives, Policies, and Strategies—Leverage.”

Costs of the Rights Offering:	The costs of the rights offering, which are estimated to be $[___], will be borne by the Fund.
Notice of Net Asset Value Decline:
As required by the SEC, the Fund will suspend the rights offering until it amends this prospectus if, after the effective date of this prospectus, the Fund’s NAV declines more than 10% from the Fund’s NAV as of the effective date. In such event, the Expiration Date would be extended and the Fund would notify Record Date shareholders of the decline and permit exercising Rights holders to cancel their exercise of Rights.  Rights holders will have their payment for additional Shares returned to them if they opt to cancel the exercise of their Rights. See “The Rights Offering – Notice of Net Asset Value Decline.”

Foreign Restrictions:
Subscription certificates will not be mailed to Record Date shareholders whose record addresses are outside the United States or who have an APO or FPO address. Instead, such shareholders will receive written notice of this rights offering as set forth in this prospectus.  See “The Rights Offering – Foreign Restrictions.”

THE FUND
Overview:
Dividend and Income Fund is a diversified, closed end management investment company with Shares listed on the NYSE under the symbol “DNI.”  As of [_____], 2013, the Fund had [_____] Shares outstanding.  Registered under the 1940 Act, the Fund was incorporated under the laws of the State of Maryland on April 6, 1998 and commenced investment operations on June 29, 1998 under the name Chartwell Dividend and Income Fund, Inc., which was shortened effective February 1, 2011 to Dividend and Income Fund, Inc.  On May 14, 2012, the Fund reorganized into a Delaware statutory trust and changed its name to Dividend and Income Fund.

Investment Objectives and Policies:
The Fund’s primary investment objective is to seek high current income.  Capital appreciation is a secondary objective.  The Fund seeks to achieve its objectives by investing, under normal circumstances, at least 50% of its total assets in income generating equity securities, including dividend paying common stocks, convertible securities, preferred stocks, securities of registered investment companies (including, but not limited to, closed end management investment companies (“closed end funds”), open end management investment companies (“open end funds”), and business development companies (“BDCs”)) (collectively, “investment companies”), exchange traded funds (“ETFs”) organized as investment companies or otherwise, real estate investment trusts (“REITs”), depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and other equity related securities (collectively, “Income Generating Equity Securities”).  The Fund may invest in fixed income securities (“Debt Securities”), including bonds issued by domestic and foreign corporate entities and U.S. government securities.  The Debt Securities in which the Fund may invest may be structured as fixed rate debt, floating rate debt, and debt that may not pay interest at the time of issuance. The Fund may also invest in securities of other issuers, including investment companies, ETFs and REITs, deemed by the Investment Manager not to be Income Generating Equity Securities based on the issuer’s income generation, objectives, policies, holdings, or similar criteria. The Fund may invest in securities of domestic or foreign issuers of any size.  There is no assurance the Fund will achieve its investment objectives.

The Debt Securities in which the Fund may invest include high yield, high risk securities which are rated below investment grade, including the lowest rating categories, or are unrated but are determined by the Investment Manager to be of comparable quality, and are considered speculative and subject to certain risks that may be greater than those of higher rated securities. Securities rated below investment grade are those rated below “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or below “BBB” by Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”). The Fund normally will not invest more than 50% of its total assets in below investment grade Debt Securities, commonly known as junk bonds. Certain Income Generating Equity Securities in which the Fund may invest, including convertible securities and preferred stocks, may also be rated below investment grade and generally will have characteristics similar to those of lower rated Debt Securities. The Fund will not, however, normally invest in convertible securities rated below “C” by Moody’s or “CC” by S&P.

The Fund is permitted to invest in shares of registered investment companies to the extent permitted by the 1940 Act.  Investment company shares held by the Fund may be deemed by the Investment Manager to be Income Generating Equity Securities, Debt Securities, or otherwise, depending on the income generation, objectives, policies, holdings, or similar criteria of the investment company. In accordance with the 1940 Act, the Fund will be limited in the amount the Fund and its affiliates can invest in any one investment company to 3% of the investment company’s total outstanding stock. As a result, the Fund may hold a smaller position in such investment company than if it were not subject to this restriction.  To comply with provisions of the 1940 Act, on any matter upon which the Fund is solicited to vote as a stockholder in an investment company in which it invests, the Investment Manager votes such shares in the same general proportion as shares held by other stockholders of that investment company.  The Fund does not invest in any investment companies managed by the Investment Manager or its affiliates.  Investment companies incur advisory fees and other expenses.  The Fund, as a stockholder, will indirectly bear its pro rata portion of such fees and expenses in addition to the Fund’s direct fees and expenses.

In seeking to enhance returns, the Fund may employ leverage to the extent permitted under the 1940 Act. See “Use of Leverage” below and “Investment Objectives, Policies, and Strategies—Leverage.” The Fund may also engage in the sale of covered call options. The Fund may not make short sales of securities or purchase securities on margin except for delayed delivery or when-issued transactions or such short term credits as are necessary for the clearance of transactions and the writing of call options on securities.  The Fund may trade securities actively in pursuit of its investment objectives.  The Fund also may lend its portfolio securities to brokers, dealers, and other financial institutions.

The Fund may, from time to time, make temporary investments for defensive purposes that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions, pending investment of the proceeds of sales of portfolio securities, pending investment of the proceeds from this rights offering, or at other times when suitable investments are not otherwise available. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objectives.

See “Investment Objectives, Policies, and Strategies” in this prospectus and “Additional Information About the Fund’s Investment Program” in the Fund’s Statement of Additional Information dated [_____], 2013 (“SAI”).

Investment Strategy:
When selecting Income Generating Equity Securities for the Fund, the Investment Manager will normally emphasize those with a yield anticipated to be greater than or comparable to that of the average dividend yield of the Standard & Poor’s 500 Composite Stock Index (“S&P 500 Index”). After identifying qualifying Income Generating Equity Securities, the Investment Manager will typically apply fundamental investment analysis, which may consider yield, financial strength, profitability, growth potential, and risks, as well as other considerations, such as market, sector, or industry diversification, to select the Fund’s specific portfolio securities. The industry sector weightings in the Income Generating Equity Securities portion of the Fund’s portfolio are determined based on the Investment Manager’s research. Except for securities related to the U.S. government, no more than 25% of the Fund’s total assets will be invested in any one industry nor, as to 75% of the Fund’s total assets, will more than 5% be invested in securities of any one issuer.

When selecting Debt Securities for the Fund, the Investment Manager will seek investments that offer a high a level of current income consistent with reasonable risk in light of the nature of the investments. Debt Securities under consideration for the Fund’s portfolio normally will be analyzed by the Investment Manager based on fundamental factors, including yield, financial and operating strength, and risk, and other considerations, including marketability, relative value characteristics, and general credit trends. The Fund will generally invest in such securities presenting, in the Investment Manager’s opinion, the potential for investment returns consistent with the Fund’s investment objectives.

The Investment Manager generally considers a variety of factors when determining whether to sell a security in the Fund’s portfolio and may sell a security at any time in its discretion. A security is typically sold when its potential to meet the Fund’s investment objectives is limited or exceeded by another potential investment or when an investment no longer appears to meet the Fund’s investment objectives.

See “Investment Objectives, Policies, and Strategies – Investment Strategy.”

Use of Leverage:
The Fund has utilized leverage since shortly after it began investment operations and expects to continue to use investment leverage; however, there can be no assurance that the Fund will continue to engage in any leveraging techniques.  The Fund is currently a party to a committed facility agreement (“CFA”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) and as of [____], 2013, had borrowed $[____] million under the CFA.

The percentage amount of the Fund’s leverage outstanding as of [____], 2013 was [_____]% of its total assets (including the proceeds of such leverage).  At the completion of the rights offering, the percentage amount of the Fund’s leverage outstanding is expected to decrease to [_____]% of total assets assuming all Primary Subscription Shares are sold and [_____]% of total assets assuming the Fund issues and sells all Secondary Subscription Shares pursuant to the Over-Subscription Privilege, unless the Fund otherwise changes its borrowing.  The Fund does not currently anticipate an increase in leverage following the completion of the rights offering; however, the Fund reserves the right to adjust leverage from time to time.  Although the Fund’s fundamental investment restrictions permit leverage in an amount up to 50% of its total assets (including the amount obtained from the issuance of certain senior securities), the Fund’s CFA allows the Fund to adjust its leverage under the CFA up to $25,000,000.  The Fund’s portfolio securities are normally pledged at least to the extent required under the CFA as collateral.  Following completion of the rights offering, the Fund currently intends to adjust leverage in its portfolio from time to time through the CFA. The Fund may also enter into transactions other than those noted above that may give rise to other forms of leverage including, among others, derivative transactions, loans of portfolio securities, and when-issued, delayed delivery and forward commitment transactions.  Although it has no current intention to do so, the Fund may also determine to issue preferred shares to add leverage to its portfolio.  See “Investment Objectives, Policies and Strategies – Leverage,” “Special Considerations and Risk Factors—Risks of Investing in the Fund—Leverage and Borrowing Risk,” and “Description of the Securities—Preferred Stock.”

SPECIAL CONSIDERATIONS AND RISK FACTORS

The following summarizes some of the matters and risks that you should consider before investing in connection with this rights offering. See “Special Considerations and Risk Factors” for a more detailed discussion.

Risks of the Rights Offering:
Potential Dilution. If you do not exercise your Rights, you will, upon the completion of the rights offering, own a smaller proportional interest in the Fund than you do now and you will incur dilution of voting, as well as dilution of your share of any distributions made by the Fund, as a result of the rights offering. In addition, if you do not submit a subscription request pursuant to the Over-Subscription Privilege and the Fund issues Excess Shares, you may experience further dilution of ownership and voting, as well as further dilution of your share of any distributions made by the Fund.  Also, because the Subscription Price per Share will be less than the then current NAV per Share, the completion of the rights offering will result in an immediate dilution of the NAV per Share for all existing shareholders, irrespective of whether they exercise all or any portion of their Rights. If the Subscription Price per Share is substantially less than the then current NAV per Share, such dilution could be substantial.  The Fund cannot state precisely the extent of this dilution because the Fund does not know what the NAV per Share or the Subscription Price per Share will be when the rights offering expires, how many Shares will be subscribed for or the exact expenses of the rights offering.  Any such dilution will disproportionately affect non-exercising shareholders.

The impact of the rights offering on NAV per share is shown by the following examples assuming an NAV of $[ ], a Subscription Price of $[ ] and estimated expenses related to the rights offering of $[ ]. (As of [_____], 2013, the NAV per Share was $[ ] and the average of the volume weighted average sales price of a Share on the NYSE on [_____], 2013 and the four preceding trading days was $[ ] for an estimated Subscription Price of $[ ] per Share.)

Scenario 1 assumes that the offering is fully subscribed and all Primary Subscription Shares (but no Secondary Subscription Shares) are issued:

Reduction in NAV ($) $[_____]
Reduction in NAV (%) [_____]%

Scenario 2 assumes that all Primary Subscription Shares and all Secondary Subscription Shares are issued:

Reduction in NAV ($) $[_____]
Reduction in NAV (%) [_____]%

If the Subscription Price per Share is lower than NAV per Share by an even larger margin than in the example above, dilution would be even more substantial. For example, assuming an NAV of $[ ] and a Subscription Price of $[ ] (based upon the highest discount to NAV at which the Shares have traded as set forth in the table under “Market Price Information”) and estimated expenses related to the rights offering of $[ ], the impact of the rights offering on NAV per share would be as follows:

Scenario 1 assumes that the offering is fully subscribed and all Primary Subscription Shares (but no Secondary Subscription Shares) are issued:

Reduction in NAV ($) $[_____]
Reduction in NAV (%) [_____]%

Scenario 2 assumes that all Primary Subscription Shares and all Secondary Subscription Shares are issued:

Reduction in NAV ($) $[_____]

Reduction in NAV (%) [_____]%

Potential Reduction in Distributions Paid from Ordinary Income. The Fund’s distributions reflect its managed distribution policy to provide shareholders with a relatively stable cash flow and to attempt to reduce or eliminate the Fund’s market price discount to its NAV per share. The policy may be changed or discontinued without notice. The distributions are paid from ordinary income and any net realized capital gains, with the balance, if any, representing return of capital. The Fund’s fixed distributions are not tied to its net investment income and net realized capital gains and do not represent yield or investment return. The rights offering could reduce the portion of the Fund’s distributions paid from ordinary income and increase the balance representing return of capital if the Fund is unable to invest the proceeds of the rights offering in securities paying the Fund income at levels at least equal to those currently held by the Fund.

Increase in Share Price Volatility; Decrease in Share Price. The rights offering may result in an increase in trading of the Shares, which may increase volatility in the market price of the Shares. The rights offering may result in an increase in the number of shareholders wishing to sell their Shares, which would exert downward price pressure on the price of Shares.

Under-Subscription. It is possible that the rights offering will not be fully subscribed. Under-subscription of the rights offering could have an impact on the net proceeds of the rights offering and whether the Fund achieves the benefits described under “The Rights Offering—Purpose of the Offering.”

Risks of Investing in the Fund:
Investment and Market Risk An investment in the Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably, and these fluctuations are likely to have a greater impact on the value of the Shares during periods in which the Fund utilizes a leveraged capital structure.

Recent Events.    Recent developments in the U.S. and foreign financial markets and other market history suggest that economic, market, and specific investment analysis and forecasting is difficult, often wrong, and that even the assumptions of certain conditions cannot be relied on with any certainty.  Assumptions regarding the regulation of these markets and the participants therein may change.  The U.S. government and certain foreign governments have and may take unprecedented actions designed to support certain financial institutions or segments of the financial markets.  Federal, state and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities in which the Fund invests, in unforeseeable ways that could have a material adverse effect on the Fund's business and operations.  Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives.  Furthermore, volatile or adverse financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.

Equity Securities Risk. Investing in the Fund involves equity risk, which is the risk that the securities held by the Fund will fall in market value due to adverse market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. The general risks associated with equity securities may be greater for equity securities issued by companies with smaller market capitalizations as these companies may have limited product lines, markets, or financial resources or may depend on a few key employees.

Common Stock Risk. Although common stocks can generate higher average returns than debt and other equity securities, common stocks can also experience more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stocks held by the Fund or to which the Fund has exposure. In the event of a company’s liquidation, the holders of its common stock have rights to its assets only after bondholders, other debt holders, and preferred stockholders have been satisfied.

Credit Risk. This is the risk that an issuer of bonds and other debt securities will be unable to pay interest or principal when due. The prices of bonds and other debt securities are affected by the credit quality of the issuer. Below investment grade debt securities normally are lower quality and have greater credit risk because the companies that issue them typically are not as financially strong as companies that issue higher quality, investment grade debt securities. Changes in the financial condition of an issuer, general economic conditions, and specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer. Such changes may weaken an issuer’s ability to make payments of principal or interest, or cause an issuer to fail to make timely payments of interest or principal. The downgrade of a security may further decrease its value, although a grade rating by a rating agency only represents the service’s opinion as to the general credit quality of the security being rated and is not an absolute standard of quality or guarantee as to the creditworthiness of an issuer. Lower quality debt securities generally tend to be more sensitive to these changes than higher quality debt securities, but the lowest rating category of investment grade securities may have speculative characteristics as well. See “Additional Risks of Certain Securities—Below Investment Grade Securities” below. Credit risk also applies to securities issued by the U.S. government’s agencies and instrumentalities that are not backed by the U.S. government’s full faith and credit. Although securities backed by the full faith and credit of the U.S. government are generally considered to present minimal credit risk, credit risk may also apply to these securities.

Interest Rate Risk. Generally, when market interest rates rise, the prices of debt obligations fall, and vice versa. Interest rate risk is the risk that debt obligations and other instruments in the Fund’s portfolio will decline in value because of increases in market interest rates. This risk may be particularly acute because market interest rates are currently near historically low levels. The prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change. The Fund’s use of leverage will tend to increase interest rate risk.

Prepayment and Extension Risk. If interest rates fall, the principal on the debt securities held by the Fund may be paid earlier than expected. If this happens, the proceeds from a prepaid security may be reinvested by the Fund in securities bearing lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders. Alternatively, the Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by that Fund later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e., interest rate sensitivity) and potentially reduce the value of these securities.

Corporate Bonds Risk. The Fund’s investments in corporate bonds are subject to a number of the risks described in this prospectus, including credit risk, interest rate risk, prepayment and extension risk, inflation risk, deflation risk, below investment grade securities risk, foreign securities risk, illiquid and restricted securities risk, valuation risk, and management risk.

Leverage and Borrowing Risk.  Borrowing for investment purposes creates an opportunity for increased return, but at the same time, involves special risk considerations. Borrowing increases the likelihood of greater volatility of NAV and market price of the Shares.  If the return that the Fund earns on the additional securities purchased fails to cover the interest and fees incurred on the monies borrowed, the NAV of the Fund (and the return of the Fund) would be lower than if borrowing had not been incurred.  In addition, when the Fund borrows at a variable interest rate, there is a risk that fluctuations in the interest rate may adversely affect the return to the Fund’s shareholders. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for distribution to shareholders. There is no assurance that a borrowing strategy will be successful during any period in which it is employed.  Borrowing on a secured basis results in certain additional risks.  Should securities that are pledged as collateral to secure the loan decline in value, the Fund may be required to pledge additional assets in the form of cash or securities to the lender to avoid liquidation of the pledged assets. In the event of a steep drop in the value of pledged securities, it might not be possible to liquidate assets quickly enough and this could result in mandatory liquidation of the pledged assets in a declining market at relatively low prices.  Furthermore, the Investment Manager’s ability to sell the pledged securities is limited by the terms of the CFA and a lending agreement (“Lending Agreement”) with BNP, which may reduce the Fund’s investment flexibility over the pledged securities.  The rights of the lender to receive payments of interest on and repayments of principal will be senior to the rights of the Fund’s shareholders.

Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the present value of fixed payments at future dates. Deflation risk is the risk that prices throughout the economy may decline over time —the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Additional Risks of Certain Securities

Below Investment Grade Securities. Below investment grade securities are commonly referred to as “junk bonds.”  Below investment grade securities are regarded as being predominantly speculative as to the issuer’s ability to make payments of principal and interest. The risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of below investment grade securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During periods of economic downturn, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. Therefore, there can be no assurance that in the future there will not exist a higher default rate relative to the rates currently existing in the market for below investment grade securities. The risk of loss due to default by the issuer is significantly greater for the holders of below investment grade securities because such securities may be unsecured and may be subordinate to other creditors of the issuer.

Below investment grade securities have been in the past, and may again in the future be, more volatile and less liquid than higher rated fixed income securities, so that adverse economic events may have a greater impact on the prices of below investment grade securities than on higher rated fixed income securities.

Sale of Covered Call Options. A decision as to whether, when and how to use covered call options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events. The use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security it might otherwise sell. As the writer of a covered call option on an underlying security, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the exercise price of the call option, but has retained the risk of loss should the price of the underlying security decline. Although such loss would be offset in part by the option premium received, in a situation in which the price of a particular stock on which the Fund has written a covered call option declines rapidly and materially or in which prices in general on all or a substantial portion of the stocks on which the Fund has written covered call options decline rapidly and materially, the Fund could sustain material depreciation or loss in its net assets to the extent it does not sell the underlying securities (which may require it to terminate, offset or otherwise cover its option position as well).  There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. In addition, the Fund’s ability to terminate over-the-counter options may be more limited than with exchange-traded options and may involve the risk that counterparties participating in such transactions will not fulfill their obligations.

Real Estate Investment Trusts. REITs are financial vehicles that pool investors’ capital to purchase or finance real estate. The market value of REIT shares and the ability of REITs to distribute income may be adversely affected by numerous factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increasing competition and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws, and other factors beyond the control of the issuers. In addition, distributions received by the Fund from REITs may be attributable to net investment income, net realized capital gains, and/or returns of capital. Dividends paid by REITs generally do not qualify for the reduced federal income tax rates applicable to “qualified dividend income” under the Internal Revenue Code of 1986, as amended (“Code”). See “Tax Considerations” in the SAI. REITs are subject to interest rate risk and prepayment risk. Changes in prevailing interest rates affect not only the value of REIT shares but may impact the market value of the REIT’s investment real estate. Investing in REITs also involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to stockholders and are subject to the risk of default by lessees or borrowers. REITs may have limited financial resources and may trade less frequently and in a more limited volume, and may be subject to more abrupt or erratic price movements, than larger company securities.

Securities of Other Investment Companies. An investment in shares of other investment companies involves substantially the same risks as investing directly in the underlying instruments that such investment companies hold and the risk that the price of the shares of the investment company can fluctuate up or down. There can be no assurance that the investment objective of any investment company in which the Fund invests will be achieved. Consequently, the Fund could lose money investing in another investment company if the prices of the securities owned by the investment company decline in value.

In addition, the closed end funds, ETFs, and BDCs in which the Fund may invest are subject to the following risks that do not apply to open end funds: (i) market price of shares may trade above or below their NAV; (ii) an active trading market for shares may not develop or be maintained; and (iii) trading of shares may be halted. In the case of leveraged closed end funds, their share price and NAV may fluctuate to a greater extent and be more volatile than un-leveraged closed end funds. All investment companies incur advisory fees and other expenses. The Fund, as a stockholder, will indirectly bear its  pro rata  portion of such fees and expenses addition to the Fund’s direct fees and expenses, so shareholders of the Fund will be subject to duplication of fees on investments by the Fund in other investment companies.

Securities of Small and Mid-Capitalization Companies. The Fund may invest in companies with small or mid sized capital structures (generally a market capitalization of $5 billion or less). Accordingly, the Fund may be subject to the additional risks associated with investment in these companies. The market prices of the securities of such companies tend to be more volatile than those of larger companies. Further, these securities tend to trade at a lower volume than those of larger more established companies. If the Fund is heavily invested in these securities and the value of these securities suddenly declines, that Fund will be susceptible to significant losses.

Preferred Stocks. In addition to equity securities risk and possibly below investment grade securities risk, investment in preferred stocks involves certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions. Preferred stocks often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities and U.S. government securities.

Convertible Securities. Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable nonconvertible securities. Because convertible securities may also be interest rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Foreign Securities. The Fund may invest in securities of issuers domiciled outside the United States. Investing in the securities of foreign companies may involve additional risks and considerations that are not typically associated with investing in the securities of U.S. companies. Since the securities of foreign companies are normally denominated in foreign currencies, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. As foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to U.S. companies, comparable information may not be readily available about certain foreign companies. Some securities of foreign companies may be less liquid and more volatile than securities of comparable U.S. companies. In addition, in certain foreign countries there is the possibility of expropriation or confiscatory taxation, political, or social instability, or diplomatic developments that could affect U.S. investments in the securities of issuers domiciled in those countries.

U.S. Government Securities. Historically, U.S. government securities have not been perceived to involve the general credit risks associated with investments in other types of debt securities and, as a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV.

Illiquid and Restricted Securities. Liquidity relates to the ability of the Fund to sell a security in a timely manner at a price which reflects the value of the security. The relative illiquidity of some of the Fund’s portfolio securities may adversely affect the ability of the Fund to dispose of such securities in a timely manner and at a fair price at times when it might be necessary or advantageous for the Fund to liquidate portfolio securities. The market for less liquid securities tends to be more volatile than the market for more liquid securities and market values of relatively illiquid securities may be more susceptible to change as a result of adverse publicity and investor perceptions than are the market values of more liquid securities. Restricted securities have contractual restrictions on their public resale, which may make it more difficult to value them, limit the Fund’s ability to dispose of them, and lower the amount the Fund could realize upon their sale.

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to a derivatives contract, repurchase agreement, loan of portfolio securities or other obligation. Certain entities that have served as counterparties have incurred significant losses and financial hardships, including bankruptcy, as a result of their exposure to assets or third party counterparties that have suffered liquidity or credit deterioration. There can be no assurance that the Fund’s counterparties will not experience similar difficulties, possibly resulting in losses to the Fund.

Market Discount from Net Asset Value. Shares of closed end funds frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of its investment activities. This risk may be greater for investors expecting to sell their Shares in a relatively short period following completion of this rights offering since the NAV of the Shares will be reduced immediately following the rights offering because the Subscription Price will be below the NAV per Share on the Expiration Date and the Fund will bear the expenses of the rights offering.  Whether an investor will realize gain or loss on the sale of Shares will depend not on fluctuations in the Fund’s NAV per Share but entirely on whether the market price of the Shares at the time of sale is above or below the investor’s purchase price for the Shares. Because the market price of the Shares will be determined by factors such as relative supply and demand for the Shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, it cannot predict whether the Shares will trade at, below, or above their NAV. The Shares are designed primarily for long term investors and should not be considered a vehicle for trading purposes. The NAV of the Shares will fluctuate with price changes of the Fund’s portfolio securities, and these fluctuations are likely to be greater in the case of a fund having a leveraged capital structure, such as the Fund.

Distribution Policy Risk. The Fund currently seeks to make distributions to shareholders on a regular basis. Such distributions are not tied to the Fund’s investment income and capital gains and do not represent yield or investment return on the Fund’s portfolio. To the extent that the amount distributed in cash exceeds the total net investment income of the Fund, the assets of the Fund will decline. A decline in Fund assets may result in an increase in the Fund’s expense ratio. In addition, the maintenance of the Fund’s distribution policy may cause the Fund’s assets to be less fully invested than would otherwise be the case, which could reduce the Fund’s total investment return. Furthermore, the Fund may need to raise additional capital in order to maintain the distribution policy.

Securities Lending Risk. Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of the Fund Shares may fall, and there may be a delay in recovering the loaned securities. The value of the Shares could also fall if a loan is called and the Fund is required to liquidate reinvested collateral at a loss or if the Investment Manager is unable to reinvest cash collateral at rates which exceed the costs involved.

Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The Investment Manager will seek to achieve the investment objectives of the Fund, but there can be no guarantee that it will do so.

Valuation Risk. Unlike most publicly traded common stocks which trade on national exchanges, bonds generally do not trade on a central exchange. Debt securities generally trade in the “over-the-counter” market. Due to the lack of centralized information and trading, the valuation of bonds may carry more risk than that of publicly traded common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency, and inconsistency of valuation models and processes may lead to inaccurate asset pricing. As a result, the Fund may be subject to the risk that when a security is sold in the market, the amount received by the Fund is less than the value of such security carried on the Fund’s books.

Anti-Takeover Provisions.  The Fund has certain provisions in its Amended and Restated Agreement and Declaration of Trust (“Trust Instrument”) and Bylaws (together with the Trust Instrument, the “Governing Documents”) that may be regarded as “anti-takeover” provisions.  These provisions could have the effect of limiting (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund’s freedom to engage in certain transactions, (iii) the ability of the Fund’s Trustees or shareholders to amend the Governing Documents or effectuate changes in the Fund’s management, or (iv) the ability of the Fund’s shareholders to make and arbitrate derivative claims against the Fund.  The overall effect of these provisions is to render more difficult the accomplishment of a merger with, or the assumption of control by a shareholder, or the conversion of the Fund to open end status.  These provisions may have the effect of depriving Fund shareholders of an opportunity to sell their Shares at a premium above the prevailing market price by discouraging a third party from seeking to obtain control of the Fund. See “Description of the Securities—Certain Anti-Takeover Provisions in the Governing Documents.”

Status as a Regulated Investment Company:
The Fund intends to continue to qualify for treatment as a “regulated investment company” (as defined in section 851(a) of the Code) (“RIC”) under the Code. Qualification requires, among other things, compliance by the Fund with certain distribution requirements. See “Tax Considerations” in the SAI.

Investment Manager:
Bexil Advisers LLC acts as the Fund’s Investment Manager pursuant to an investment management agreement (the “Investment Management Agreement”) between the Investment Manager and the Fund.  The daily portfolio management of the Fund is provided by the Investment Policy Committee of the Investment Manager.  Under the terms of the Investment Management Agreement, the Fund pays the Investment Manager a fee at an annual rate of 0.95% of the Fund’s managed assets and reimburses the Investment Manager for certain expenses.

The Investment Manager and its affiliates (the “Affiliated Parties”) may also purchase Shares through the rights offering on the same terms as other shareholders to the extent any such Affiliated Party is a Record Date shareholder of the Fund.

Potential Conflicts of Interest.  Because the Investment Manager receives a fee based on the Fund’s assets, the Investment Manager will benefit from any increase in assets that results from the rights offering. See “Management of the Fund – The Investment Manager.”  Although the Fund is not obligated to deal with any particular broker, dealer, or group thereof, certain broker/dealers that the Affiliated Parties do business with may from time to time own more than 5% of the publicly traded common stock of the Affiliated Parties.

Share Repurchases and Tender Offers:
If Shares publicly trade for a substantial period of time at a substantial discount from the Fund’s then current NAV per share, the Board may consider, from time to time, authorizing various actions designed to reduce the discount, which may include periodic repurchases of, or tender offers for, the Shares. No assurance can be given that the Board will undertake any such action or that if repurchases are made, the Shares will thereafter trade at a price that is close to or equal to NAV.  Under certain circumstances, a shareholder vote may be required to authorize periodic repurchases of the Shares.  See “Description of the Securities– Share Repurchases and Tender Offers.”

Distribution Policy:
The Fund has a managed distribution policy to provide shareholders with a relatively stable cash flow and to attempt to reduce or eliminate the Fund’s market price discount to its NAV per share. The amount of the distribution may vary depending on the NAV per share at the time of declaration, the distribution required for the Fund to continue to qualify for treatment as a RIC under the Code, or a combination of both. See “Tax Considerations” in the SAI. The policy may be changed or discontinued without notice. The distributions are paid from ordinary income and any net realized capital gains, with the balance representing return of capital. (If, for any distribution, the sum of previously undistributed net investment income and net realized capital gains is less than the amount of the distribution, the difference,  i.e., the return of capital, will be charged against the Fund’s capital.)  The Fund’s fixed distributions are not tied to its net investment income and net realized capital gains and do not represent yield or investment return. The Fund’s final distribution for each calendar year will include any remaining net investment income undistributed during the year, as well as all net capital gains realized during the year.

If, for any taxable year of the Fund (which ends on December 31), the total distributions exceed the sum of the Fund’s net investment income and net realized short and long term capital gains, the excess will generally be treated first as ordinary dividend income (up to the amount, if any, of the Fund’s current and accumulated earnings and profits, which takes into account taxable distributions) and then as a return of capital (tax-free for a shareholder up to the amount of its tax basis in its Shares). The amount treated as a tax-free return of capital will reduce a shareholder’s adjusted basis in its Shares, thereby increasing the shareholder’s potential gain or reducing its potential loss on the subsequent sale of those Shares. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders. Distributions to the Fund’s shareholders will only be payable after the payment of any interest on the Fund’s outstanding debt. See “Distribution Policy” in this prospectus and “Tax Considerations” in the SAI.

Dividend Reinvestment Plan:
The Fund has a Dividend Reinvestment Plan. Under the plan, all dividends and other distributions are automatically reinvested in additional Shares unless a shareholder elects to receive them in cash. See “Dividend Reinvestment Plan.”

Custodian and Transfer Agent
State Street Bank and Trust Company acts as Custodian of the Fund’s investments and may appoint one or more sub-custodians. The Custodian is responsible for the safekeeping of Fund assets and, with its affiliates, acts as a securities lending and borrowing agent and a securities broker for portfolio transactions by the Fund.  American Stock Transfer & Trust Company, LLC acts as the Fund’s Transfer and Dividend Disbursing Agent.

FEES AND EXPENSES

Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)(1)	None
Offering Expenses(2)	[___]%
Dividend Reinvestment and Cash Purchase Plan Fees(3)	None
Annual Expenses (as a percentage of net assets attributable to shares)
Management Fees(4)	[]%
Interest Payments on Borrowed Funds(5)	[___]%
Other Expenses(6)	[___]%
Acquired Fund Fees and Expenses(7)	[___]%
Total Annual Fund Operating Expenses(8)	[___]%

Example

The following example illustrates the expenses that you would pay on a $1,000 investment in Shares, assuming (1) a 5% annual return, (2) the Fund incurs annual expenses at the levels set forth in the table above, and (3) reinvestment of all dividends and other distributions at NAV.

1 year	3 years	5 years	10 years
$[___]	$[___]	$[___]	$[___]

The purpose of the table and example above is to help you understand the various costs and expenses that an investor in the Fund may bear directly or indirectly.  The example should not be considered a representation of future expenses. The Fund’s actual expenses may be more or less than those shown and the Fund’s actual rate of return will vary and may be higher or lower than the hypothetical 5% annual return used to calculate the example.

(1)
This is not an underwritten offering and there will be no underwriting discounts or commissions. Shareholders who exercise their Rights through an intermediary, such as a broker, bank, or trust company, or other financial institution or nominee may incur a servicing fee charged by such intermediary.

(2)	These offering expenses will be borne by the Fund and indirectly by all of the Fund’s shareholders, including those who do not exercise their Rights.

(3)	See “Dividend Reinvestment Plan.”

(4)
The Fund pays an investment advisory fee to the Investment Manager at an annual rate of 0.95% of the Fund’s Managed Assets. “Managed Assets” means the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities, which liabilities exclude debt relating to leverage, short term debt and the aggregate liquidation preference of any outstanding preferred stock.  In calculating the Management Fee rate based on net assets, the Fund derived the amount of Management Fees by assuming leverage to net assets at the average level employed during the period from the commencement of the Fund’s current fiscal year on January 1, 2013 through [___], 2013, and determined net assets attributable to shares by subtracting from total assets debt relating to leverage, short term debt and the aggregate liquidation preference of any outstanding preferred stock, and other liabilities.

(5)	The amount shown reflects estimated costs of borrowing under the CFA and Lending Agreement.

(6)	The costs of lending the Fund’s portfolio securities are not included in the table. “Other Expenses” are based on estimated amounts for the current year assuming completion of the rights offering.

(7)	Fund shareholders will bear indirectly acquired fund fees and expenses to the extent of the Fund’s investment in other investment companies.

(8)	The expense ratio assumes that the offering is fully subscribed and all Primary Subscription Shares (but no Secondary Subscription Shares) are issued.

FINANCIAL HIGHLIGHTS

The table below sets forth certain specified information for a Share outstanding throughout each period presented. This information is derived from the financial and accounting records of the Fund.  The financial highlights for the fiscal year ended December 31, 2012, the one month ended December 31, 2011, and the year ended November 31, 2011 have been audited by [____], an independent registered public accounting firm.  The financial highlights for the fiscal years ended November 30, 2010 and the past four years were audited by [________], an independent registered public accounting firm.  The financial highlights for the fiscal years ended November 30, 2003 through 2005 were audited by another independent registered public accounting firm, whose reports with respect to that period were unqualified. The information below should be read in conjunction with the Fund’s audited financial statements and the accompanying notes thereto for the fiscal year ended December 31, 2012, which, together with the report of the Fund’s independent registered public accounting firm, have been incorporated by reference in the SAI.  The Annual and Semi-Annual Reports are available without charge by calling the Information Agent toll-free at [_____].

Per share data, including the proportionate impact to market price has been restated to reflect the effects of a 1-for-4 reverse stock split effective as of the start of trading on the NYSE on December 10, 2012.

			For the Years Ended November 30,
Per Share Operating Performance (for a share outstanding throughout each period)	Year Ended Dec 31, 2012	One Month Ended Dec 31, 2011(1)	2011	2010	2009	2008	2007	2006	2005	2004	2003

Net asset value, beginning of period	$15.48	$16.88	$17.36	$16.76	$14.68	$32.64	$38.20	$34.60	$35.84	$34.08	$29.88

Income from investment operations: (2)
Net investment income	.56	.08	.96	.80	.84	2.24	3.20	2.52	.2.44	2.20	2.40
Net realized and unrealized gain (loss) on investments	1.12	.20	(.08)	1.44	2.88	(16.76)	(5.20)	4.80	.32	3.56	5.80
Total income from investment operations	1.68	.28	.88	2.24	3.72	(14.52)	(2.00)	7.32	2.76	5.76	8.20

Less distributions:
Net investment income	(.56)	(.08)	(.92)	(1.40)	(1.56)	(2.36)	(3.36)	(3.72)	(2.12)	(2.16)	(2.44)
Capital gains	--	--	--	--	--	--	--	--	(.04)	(1.84)	--
Tax return of capital	(1.07)	(.32)	(.44)	(.24)	(.08)	(1.08)	(.20)	--	(1.84)	--	(1.56)
Total distributions	(1.63)	(.40)	(1.36)	(1.64)	(1.64)	(3.44)	(3.56)	(4.00)	(4.00)	(4.00)	(4.00)
Fund share transactions	--	(1.28)	--	--	--	--	--	--	--	--	--

Per share data, including the proportionate impact to market price has been restated to reflect the effects of a 1-for-4 reverse stock split effective as of the start of trading on the NYSE on December 10, 2012.

					For the Years Ended November 30,
Per Share Operating Performance (for a share outstanding throughout each period)	Year Ended Dec 31, 2012		One Month Ended Dec 31, 2011(1)		2011	2010	2009	2008	2007	2006	2005	2004	2003
Net asset value, end of period (3)	$15.53		$15.48		$16.88	$17.36	$16.76	$14.68	$32.64	$38.20	$34.60	$35.84	$34.08
Market value, end of period	$13.53		$13.72		$13.84	$16.92	$14.60	$10.40	$29.40	$39.12	$42.80	$40.12	$39.20

Total Return: (4)
Based on net asset value	12.67%		(5.52)%		5.61%	14.55%	29.42%	(47.75)%	(6.05)%	22.51%	8.19%	18.01%	28.96%
Based on market value	10.75%		2.13%		(11.15)%	28.17%	59.14%	(58.90)%	(17.19)%	0.36%	18.14%	14.02%	51.57%

Ratios/Supplemental Data: (5)
Net assets, end of period (000’s omitted)	$93,951		$9312,3		$71,329	$73,322	$70,853	$62,022	$137,953	$160,613	$144,352	$148,144	$139,137

Ratios to average net assets of:
Total expenses (6)	2.57	%*	2.09	% *	2.02%	2.63%	3.01%	3.62%	3.75%	3.69%	3.04%	2.40%	2.54%
Net expenses (7)	2.57	%*	2.09	% *	2.00%	2.50%	2.89%	3.47%	3.62%	3.55%	2.90%	2.26%	2.40%
Net expenses excluding interest expense and fees on bank credit facility	2.30	%*	1.78	% *	1.73%	--	--	--	--	--	--	--	--
Total expenses excluding commercial paper interest expense and fees (8)	N/A		N/A		N/A	2.20%	2.03%	1.91%	1.70%	1.71%	1.73%	1.71%	1.86%
Net expenses excluding commercial paper interest expense and fees (8)	N/A		N/A		N/A	2.07%	1.91%	1.76%	1.56%	1.57%	1.59%	1.57%	1.57%
Commercial paper fees and interest expense (8)	N/A		N/A		N/A	0.43%	0.98%	1.71%	2.06%	1.98%	1.31%	0.69%	0.68%
Net investment income	3.56	%*	6.28	% *	5.44%	4.73%	5.43%	8.62%	8.52%	6.96%	7.00%	6.34%	7.58%

Portfolio turnover rate	13%		0%		24%	51%	73%	54%	74%	96%	80%	99%	99%

Leverage analysis (000’s omitted):
Outstanding loan balance under the bank credit facility, end of period	$21,348		$17,815		$18,209	$20,000	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Aggregate amount of commercial paper outstanding, end of period	N/A		N/A		N/A	N/A	$10,000	$10,000	$55,000	$55,000	$55,000	$55,000	$50,000

Per share data, including the proportionate impact to market price has been restated to reflect the effects of a 1-for-4 reverse stock split effective as of the start of trading on the NYSE on December 10, 2012.

			For the Years Ended November 30,
	Year Ended Dec 31, 2012	One Month Ended Dec 31, 2011(1)	2011	2010	2009	2008	2007	2006	2005	2004	2003
Average daily balance of amortized cost of commercial paper outstanding, end of period (8)	N/A	N/A	N/A	N/A	$9,960	$47,921	$54,790	$54,659	$54,794	$54,052	$49,925
Asset coverage per $1,000, end of period	N/A	N/A	N/A	N/A	$7,425	$15,880	$3,903	$3,980	$3,679	$3,680	$3,838

(1) The Fund changed its fiscal year from November 30 to December 31, effective December 31, 2011.

(2) The per share amounts were calculated using the average number of common shares outstanding during the period.

(3) The Fund implemented a 1-for-4 reverse stock split with an ex-dividend date of December 10, 2012. Prior period net asset values and per share amounts have been restated to reflect  the impact of the reverse stock split. The net asset value and market price reported at  the original dates prior to the reverse stock split were as follows:

For the Years Ended November 30,
	One Month Ended Dec 31, 2011(1)	2011	2010	2009	2008	2007	2006	2005	2004	2003

Net asset value	$3.87	$4.22	$4.34	$4.19	$3.67	$8.16	$9.55	$8.65	$8.96	$8.52
Market value	$3.43	$3.46	$4.23	$3.65	$2.60	$7.35	$9.78	$10.70	$10.03	$9.80

(4) Total return on a market value basis is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Generally, total return on a net asset value basis will be higher than total return on a market value basis in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total return on a net asset value basis will be lower than total return on a market value basis in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total return calculated for a period of less than one year is not annualized. The calculation does not reflect brokerage commissions, if any.

(5) Expenses and income ratios do not include expenses incurred by the acquired funds in which the Fund invests.

(6) “Total expenses” are the expenses of the Fund as presented in the Statement of Operations before fee waivers.

(7) “Net expenses” are the expenses of the Fund presented in the Statement of Operations after fee waivers.

 (8) Effective April 26, 2010, the Fund replaced its commercial paper program with a bank line of credit facility.

* Annualized.

N/A means not applicable

THE RIGHTS OFFERING

Purpose of the Offering

The Board has determined that it would be in the best interests of the Fund and its shareholders to increase the assets of the Fund and that the rights offering is currently an effective and efficient way to do so.  In reaching its conclusion to approve the rights offering on the terms set out in this prospectus, the Board considered the advice and recommendations of the Investment Manager and was advised by Fund counsel.  In June 2013 the Board considered the Fund’s strategy and long range planning initiatives, such as potential strategies for growth and shareholder value, including, among other things, rights offerings.   The Board then established a Rights Offering Committee to consider the potential rights offering and to make a recommendation to the Board. After consideration at a special meeting held on June 21, 2013, the Rights Offering Committee recommended that the Board approve the rights offering on the terms set out in this prospectus.  The Rights Offering Committee of the Board consists of the three Trustees who are not “interested persons” of the Fund as defined under the 1940 Act (“Independent Trustees”). See “Management of the Fund—Board of Trustees and Executive Officers” in the SAI.

In connection with its conclusion to approve the rights offering, the Board considered, among other things, the following factors:

(i)              Opportunity to Purchase Below Both the Then Current Market Price and the Fund’s Net Asset Value Per Share  — The Board considered the Subscription Price noting that the rights offering provides an exclusive opportunity to Record Date shareholders to purchase Shares of the Fund at a price below both the then current market price and the Fund’s NAV per share. The Board established the Subscription Price and the 1-for-3 share for Rights exchange ratio based on the recommendations of the Investment Manager and with a view toward, among other things, providing an incentive to shareholders to exercise Rights.

(ii)              Potential Ownership and Net Asset Value Dilution — The Board took into account that shareholders who do not fully exercise their Rights will own, upon completion of the rights offering, a smaller proportional interest in the Fund than they owned before the rights offering. The Board also considered that because the Subscription Price per Share will be less than the then current NAV per Share, the completion of the rights offering will result in an immediate dilution of the NAV per Share for all existing shareholders, irrespective of whether they exercise all or a portion of their Rights.

(iii)              Increase in Capital — The Board considered the increased equity capital to be available upon completion of a fully subscribed rights offering, including the issuance of Shares pursuant to the Over-Subscription Privilege, that could be used for making additional investments consistent with the Fund’s investment objectives. The Investment Manager advised the Board that it believed such additional capital could be deployed in an effective and timely manner consistent with the Fund’s investment objectives. The Board considered that the current market environment for securities in which the Fund may invest could change, which may adversely affect the Fund’s ability to invest the proceeds of the rights offering in securities that provide a yield at least equal to the current yield of the securities in the Fund’s portfolio. The Board noted the fact that the increase in capital is not necessarily anticipated to cause the Fund to be less leveraged than it is currently, as the Fund may increase its borrowings should it determine to increase its leverage following the completion of the rights offering.

(iv)              Alternative Capital Raising Methods — The Board considered various other capital-raising alternatives, including conducting secondary offerings of Shares, at-the-market offerings, other types of rights offerings, preferred stock offerings, and various types of leverage financing. The Board also considered the effect on the Fund if the rights offering is undersubscribed. The Board considered the benefits and drawbacks of conducting a transferable versus a non-transferable rights offering. In this regard the Board considered the conclusions of the Investment Manager, which advised the Board that a non-transferable rights offering under terms generally consistent with the terms in this prospectus appeared at that time to be the best alternative for the Fund to raise additional capital and that an underwriter or dealer is not always necessary or desirable for a non-transferable rights offering.

(v)              Size of the Rights Offering — The Board considered the size of the rights offering in relation to the number of Shares outstanding. Based on recommendations from the Investment Manager, the Board decided on a 1-for-3 rights offering with an Over-Subscription Privilege.

(vi)              Condition of the Securities Markets — The Board took into account the Investment Manager’s belief that the condition of the securities markets appeared supportive of a potential rights offering by the Fund and, as noted above, the potential to invest the proceeds of the rights offering in securities in an effective and timely manner consistent with the Fund’s investment objectives.

(vii)              Possible Greater Visibility for the Fund and Liquidity for the Shares — The Board took into account the Investment Manager’s belief that a larger number of outstanding Shares could increase the level of market interest in and visibility of the Fund and improve the trading liquidity of the Fund’s Shares on the NYSE.

(viii)              Possible Modest Reduction in Expense Ratio — The Board was advised by the Investment Manager that the increase in assets may result in a modestly lower expense ratio for the Fund by spreading the Fund’s fixed costs over a larger asset base. However, the Board considered that savings from a reduced expense ratio would be offset at first by the expenses of the rights offering and dilution.

(ix)              Possible Impact on the Fund’s Managed Distribution Policy — The Board also considered the potential impact of the rights offering on the Fund’s managed distribution policy.  For a further discussion of the impact of the rights offering on the Fund’s distributions, see “Distribution Policy.”

(x)              Investment Manager’s Conflict of Interest — The Board considered that the Investment Manager has an inherent conflict of interest in recommending the rights offering because the Fund pays fees to the Investment Manager based on a percentage of the Fund’s assets and the Investment Manager will benefit from the increase in Fund assets that is expected to result from the rights offering. The Board also considered that one of the Fund’s Trustees who voted to authorize the rights offering is an “interested person” of the Investment Manager within the meaning of the 1940 Act due to his affiliation with the Investment Manager and may benefit indirectly from the rights offering because of his interest in the Investment Manager.  See “Management of the Fund—The Investment Manager” in this prospectus and “Management of the Fund—Board of Trustees and Executive Officers” in the SAI.

The Board also considered the Fund’s Prior Offer, including: (i) the number of exercising shareholders, including the Investment Manager, and dollar amounts subscribed for in the Primary Subscription and the Over-Subscription Privilege; (ii) the size of the offering and net proceeds to the Fund; (iii) the dilutive effect of the Prior Offer; (iv) the offering expenses incurred; and (v) the investments made by the Fund with the proceeds and the Fund’s subsequent performance.  In the Prior Offer, shareholders of record on November 14, 2011 were issued one non-transferable right for each outstanding Share owned, and each shareholder holding rights was entitled to subscribe for one new Share for every three rights held for a subscription price based on substantially the same formula as the current Subscription Price (as defined below). The Prior Offer expired on December 23, 2011. The Board noted that the Prior Offer was over subscribed, resulting in the Fund issuing 1,774,988 additional Shares (restated to reflect the effects of the Fund’s subsequent 1-for-4 reverse stock split).

NO ASSURANCES CAN BE GIVEN AS TO THE AMOUNT OF DILUTION THAT A SHAREHOLDER WILL EXPERIENCE, THE EFFECT OF THE RIGHTS OFFERING ON THE FUND’S STOCK PRICE, THAT ANY ANTICIPATED BENEFITS FROM THE RIGHTS OFFERING NOTED ABOVE WILL BE ACHIEVED, OR THAT THIS RIGHTS OFFERING WILL BE SUCCESSFUL.

ALTHOUGH THE FUND HAS NO CURRENT INTENTION TO DO SO, THE FUND MAY, IN THE FUTURE AND IN ITS DISCRETION, CHOOSE TO MAKE ADDITIONAL RIGHTS OFFERINGS FROM TIME TO TIME FOR A NUMBER OF SHARES AND ON TERMS WHICH MAY OR MAY NOT BE SIMILAR TO THIS RIGHTS OFFERING. ANY SUCH FUTURE RIGHTS OFFERING WILL BE MADE IN ACCORDANCE WITH THE 1940 ACT AND THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).

Terms of the Offering

The Fund is issuing to its Record Date shareholders Rights to subscribe for up to an aggregate of [_________]  new Shares, par value $0.01 per Share.  In certain circumstances described under “The Rights Offering—Over Subscription Privilege,” the Fund may increase the number of Shares subject to subscription by up to 25%, or up to an additional [_________] Shares, for an aggregate total of [_________] Shares.  Each Record Date shareholder will receive one Right for each outstanding Share owned on the Record Date rounded up to the nearest number of Rights evenly divisible by three. The Rights entitle each holder to purchase one new Share for each three Rights held. The Fund will not issue fractional Shares upon the exercise of fewer than three Rights.  If a Record Date shareholder exercises all of the Rights he or she received in the Primary Subscription, that shareholder also may subscribe for additional Shares pursuant to the Over-Subscription Privilege.

The Subscription Price per Share will be equal to [__]% of the lower of the NAV per Share at the close of trading on the Expiration Date or the average of the volume weighted average sales price of a Share on the NYSE on the Expiration Date and the four preceding trading days.

Rights may be exercised at any time during the Subscription Period, unless the rights offering is terminated or extended.  See “Expiration of the Offering” and “Termination of the Offering” below.  Completed Subscription Certificates together with proper payment of the estimated purchase price for all Shares subscribed for in the Primary Subscription and the Over-Subscription Privilege or a Notice of Guaranteed Delivery must be received by the Subscription Agent, [_____] , at its address [____], before 5:00 p.m., ET, on or before the Expiration Date.

If you own your Shares through an intermediary, such as a broker, bank, or trust company, or other financial institution or nominee you may contact your intermediary who can arrange, on your behalf, to guarantee delivery of a properly completed and executed Subscription Certificate pursuant to a Notice of Guaranteed Delivery to the Subscription Agent.  If your Shares are held in certificate form or by American Stock Transfer & Trust Company, LLC, the Fund’s transfer agent, you may exercise your Rights by completing and signing the Subscription Certificate that accompanies this prospectus and mailing it in the envelope provided, or otherwise delivering it, to the Subscription Agent, together with payment of the estimated purchase price for the Shares. See “The Rights Offering – Methods for Exercising Rights” and “The Rights Offering – Payment for Shares.”

[_____] serves as the Fund’s Information Agent in connection with this rights offering.  Any questions or requests for assistance or for additional copies of this prospectus or Subscription Certificates may be directed to the Information Agent at [_____].  See “The Rights Offering – Information Agent.”  The Rights are being offered directly by the Fund without the services of an underwriter or dealer.

For purposes of determining the number of Shares a shareholder may acquire pursuant to the rights offering, broker-dealers, banks, trust companies, or others whose Shares are held “of record” by Cede or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to Cede or the other depository or nominee on their behalf.  Shareholders who own Shares held in joint accounts, Dividend Reinvestment Plan accounts, or retirement accounts will not be permitted to aggregate Rights issued for Shares held in those types of accounts with Rights issued with respect to Shares that the shareholder owns in his or her individual account.

There is no minimum number of Rights that must be exercised for the rights offering to close.

The Rights are not transferable.  You may not purchase or sell them.  The Rights will not trade on the NYSE or any other exchange.  The Shares to be issued upon the exercise of the Rights, however, will trade on the NYSE under the symbol “DNI.”  If you do not exercise your Rights before the conclusion of this rights offering, your Rights will expire without value and the Primary Subscription Shares otherwise issuable pursuant to such rights shall thereafter be subject to Over-Subscription Privileges of other Record Date shareholders as described below.

Over-Subscription Privilege

Shares not subscribed for by Rights holders will be offered, by means of the Over-Subscription Privilege, to Record Date shareholders who have fully exercised the Rights issued to them and who wish to acquire more than the number of Shares they are entitled to purchase pursuant to the Primary Subscription.  Shareholders should indicate, on the Subscription Certificate that they submit with respect to the exercise of the Rights issued to them, how many additional Shares they are willing to acquire pursuant to the Over-Subscription Privilege.

If sufficient Primary Subscription Shares are available after completion of the Primary Subscription, all over-subscription requests that are timely received will be honored in full. If sufficient Primary Subscription Shares are not available to honor all over-subscription requests, the Fund may, at the discretion of its Board, increase the number of Shares subject to subscription by up to 25% of the Primary Subscription Shares, or up to an additional [_________] new Shares, to cover such over-subscription requests.  Regardless of whether the Fund issues such Secondary Subscription Shares and to the extent sufficient Shares are not available to honor all over-subscription requests, the available Shares will be allocated pro rata among those who over-subscribe based on the number of Shares owned by them on the Record Date, but in no event will the number of Shares allocated to a shareholder exceed the number the shareholder subscribed for.  The allocation process may involve a series of allocations to ensure that the total number of Shares available for over-subscriptions is distributed on a pro rata basis.

Brokers, banks, or trust companies, or other nominee holders of Rights may be required to certify to the Subscription Agent, before any Over-Subscription Privilege may be exercised with respect to any particular beneficial owner, as to the aggregate number of Rights exercised pursuant to the Primary Subscription and the number of Shares subscribed for pursuant to the Over-Subscription Privilege by such beneficial owner and that such beneficial owner’s Primary Subscription was exercised in full.  Nominee holder over-subscription certificates and beneficial owner listing certification forms may be distributed to brokers, banks, or trust companies, or other nominee holders with the Subscription Certificates.

The Fund will not offer or sell in connection with this rights offering any Shares that are not subscribed for pursuant to the Primary Subscription or the Over-Subscription Privilege.  To the extent shareholders do not exercise all of the Rights issued to them, and shareholders who have exercised their Rights do not wish to participate in the Over-Subscription Privilege, the Fund will deregister those underlying Shares not sold under this rights offering.

The Subscription Price

The Subscription Price per Share will be [__]% of the lower of (a) the Fund’s NAV per Share or (b) the market price per Share.  For this purpose, the NAV per Share will be determined as of the Expiration Date, and the market price per Share will be the average of the volume weighted average sales price of a Share on the NYSE on the Expiration Date and the four preceding trading days. As of [_________], 2013, the NAV per Share was $[___] and the average of the volume weighted average sales price of a Share on the NYSE on [_________], 2013 and the four preceding trading days was $[___] for an estimated Subscription Price of $[___] per Share.  Because the Expiration Date is the last day of the Subscription Period, Record Date shareholders who choose to exercise their Rights will not know the actual Subscription Price at the time they exercise such Rights.  See “The Rights Offering—Payment for Shares” below.

The NAV per Share on [_________], 2013 was $[________]. On [_________], 2013, the last reported sales price of a Share as reported by the NYSE was $[____________].

Expiration of the Offering

The rights offering will expire at 5:00 p.m., ET, on [_________], 2013, unless extended by the Fund until 5:00 p.m., ET, to a date no later than [_________], 2013.  The Rights will expire on the Expiration Date of the rights offering and thereafter may not be exercised.  Any extension of the rights offering will be followed as promptly as practicable by announcement thereof.  Without limiting the manner in which the Fund may choose to make such announcement, the Fund will not, unless otherwise required by law, have any obligation to publish, advertise, or otherwise communicate any such announcement other than by issuing a press release or such other means of announcement as the Fund deems appropriate.

Termination of the Offering

The Fund may terminate the rights offering at any time and for any reason before the Expiration Date.  If the Fund terminates the rights offering, the Fund will issue a press release announcing such termination and will direct the Subscription Agent to return, without interest, all subscription proceeds received to such shareholders who had elected to purchase Shares.

Information Agent

[____] serves as the Fund’s Information Agent in connection with this rights offering.  Any questions or requests for assistance concerning the method of subscribing for Shares or for additional copies of this prospectus or Subscription Certificates or notices may be directed to the Information Agent toll free at [].  Shareholders may also contact their brokers, banks or nominees for information with respect to this rights offering.  The Information Agent will receive a fee estimated to be $[_____], plus reimbursement for its out-of-pocket expenses related to the rights offering.

Subscription Agent

The Subscription Agent is [____].  The Subscription Agent will receive for its administrative, processing, invoicing, and other services a fee estimated to be approximately $[____], plus reimbursement for all out-of-pocket expenses related to this rights offering.

Completed Subscription Certificates must be sent together with proper payment of the estimated purchase price for all Shares subscribed for in the Primary Subscription and the Over-Subscription Privilege to the Subscription Agent within the prescribed time period by first class mail, express mail, overnight courier or by hand (9:00 a.m. – 5:00 p.m. ET) to the address listed below:

[_____]
[1-800]

Delivery to an address other than the address listed above will not constitute valid delivery.

Methods for Exercising Rights

Rights are evidenced by Subscription Certificates that, except as described below under “Foreign Restrictions,” will be mailed to Record Date shareholders or, if a Record Date shareholder’s Shares are held by Cede or any other depository or nominee on their behalf, to Cede or such depository or nominee.

Record Date shareholders whose Shares are held by a nominee, such as a broker, bank or trust company, or other financial institution or nominee may exercise their Rights by requesting the nominee to guarantee delivery of a properly completed and executed Subscription Certificate pursuant to a Notice of Guaranteed Delivery and payment for the Shares on the shareholder’s behalf.  The nominee may charge a fee for this service.

Shareholders whose Shares are held in an account with the Fund’s transfer agent or in certificate form may exercise their Rights by completing and executing the Subscription Certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment for the Shares as described below under “Payment for Shares.”  The instructions accompanying the Subscription Certificates should be read carefully and followed in detail.

The Subscription Certificate and payment should be delivered to the Subscription Agent, [____], by first class mail, express mail, overnight courier or by hand (9:00 a.m. – 5:00 p.m. ET) to the address listed below:

[____]
[1-800]

Delivery to an address other than the above does not constitute good delivery.

Completed Subscription Certificates and payment must be received by the Subscription Agent as set forth above before 5:00 p.m., ET, on or before the Expiration Date (unless payment is to be effected by means of a Notice of Guaranteed Delivery). Do not send Subscription Certificates to the Fund.

All questions as to the validity, form, eligibility (including times of receipt and matters pertaining to beneficial ownership), and the acceptance of Subscription Certificates and the Subscription Price will be determined by the Fund, which determinations will be final and binding.  No alternative, conditional, or contingent subscriptions will be accepted.  The Fund reserves the right to reject any or all subscriptions not properly submitted or the acceptance of which would, in the opinion of its counsel, be unlawful.

Nominees

Nominees, such as brokers, banks, trust companies, or depositories for securities, who hold Shares for the account of others should notify the respective beneficial owners of the Shares as soon as possible to ascertain the beneficial owners’ intentions and to obtain instructions with respect to the Rights.  If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Subscription Agent with the proper payment as described under “Payment for Shares” below.

Foreign Restrictions

Subscription certificates will not be mailed to Record Date shareholders whose record addresses are outside the United States or who have an APO or FPO address.  Instead, such shareholders will receive written notice of this rights offering as set forth in this prospectus.  The Subscription Agent will hold the Rights to which those Subscription Certificates relate for such shareholders’ accounts until instructions are received to exercise the Rights, subject to applicable law.  If no instructions have been received by 5:00 p.m., ET, on [______], 2013, three business days before the Expiration Date (or, if the Subscription Period is extended, on or before three business days before the extended Expiration Date), the Fund will consider such Rights as having not been exercised and shall be subject to other shareholders who have elected to exercise Over-Subscription Privileges as described herein.

Payment for Shares

Payment for Shares to be acquired by exercising Rights holders pursuant to this rights offering may be made as follows:

(1)           Send a personal check, money order, certified check, bank cashier’s check or wire payment, together with the completed Subscription Certificate, to the Subscription Agent in an amount equal to the estimated Subscription Price per Share of $[______] multiplied by the total number of Shares for which you are exercising your Rights, including pursuant to the Over-Subscription Privilege.  All payments by an exercising Rights holder must be in U.S. dollars, drawn on a bank or branch located in the United States and payable to [____]. No third party checks will be accepted.  Personal checks must be received by the Subscription Agent at least five business days before the Expiration Date so the check may clear before the Expiration Date. Money orders, certified and cashier’s checks, and wire payments must be received by the Subscription Agent no later than 5:00 p.m. ET on the Expiration Date; or

(2)           Record Date shareholders whose Shares are held in an account by a nominee, such as a broker, bank or trust company may request such institution guarantee delivery of a properly executed Subscription Certificate and payment for the Shares on the shareholder’s behalf by delivering a Notice of Guaranteed Delivery to the Subscription Agent no later than 5:00 p.m. ET on the Expiration Date.  The institution may charge a fee for this service.  Actual payment for the Shares based on the estimated Subscription Price, together with the executed Subscription Certificate, must be received by the Subscription Agent no later than 5:00 p.m. ET on [______], 2013, which date is the third business day after the Expiration Date.

The Subscription Agent will deposit all funds received by it prior to the final payment date into a segregated interest-bearing account (which interest will accrue to the benefit of the Fund) pending pro-ration and distribution of the Shares.

THE METHOD OF DELIVERY OF SUBSCRIPTION CERTIFICATES AND PAYMENT OF THE SUBSCRIPTION PRICE TO THE SUBSCRIPTION AGENT WILL BE AT THE ELECTION AND RISK OF THE EXERCISING RIGHTS HOLDERS. IF SENT BY MAIL IT IS RECOMMENDED THAT SUCH CERTIFICATES AND PAYMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, AND THAT A SUFFICIENT NUMBER OF DAYS BE ALLOWED TO ENSURE DELIVERY TO THE SUBSCRIPTION AGENT AND CLEARANCE OF PAYMENT BEFORE 5:00 P.M., ET, ON THE RELEVANT DATE(S).  PERSONAL CHECKS MUST BE RECEIVED BY THE SUBSCRIPTION AGENT AT LEAST FIVE BUSINESS DAYS BEFORE THE EXPIRATION DATE SO THE CHECK MAY CLEAR BEFORE THE EXPIRATION DATE.

No later than the Confirmation Date, the Subscription Agent will send to each exercising Rights holder (or, if Shares are held by Cede or any other depository or nominee, to Cede or such other depository or nominee) a confirmation showing (1) the number of Shares purchased pursuant to the Primary Subscription; (2) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege; (3) the per Share and total purchase price for the Shares; and (4) any additional amount payable to the Fund by the exercising Rights holder or any excess to be refunded by the Fund to the exercising Rights holder, in each case based on the estimated Subscription Price as determined on the Expiration Date.  If any exercising Rights holder, if eligible, exercises such holder’s right to acquire Shares pursuant to the Over-Subscription Privilege, any excess payment that would otherwise be refunded to such holder will be applied by the Fund toward payment for Shares acquired pursuant to the exercise of the Over-Subscription Privilege. Any additional payment required from an exercising Rights holder must be received by the Subscription Agent within ten (10) business days after the Confirmation Date.  Any excess payment to be refunded by the Fund to an exercising Rights holder will be mailed by the Subscription Agent to the Rights holder, without interest, as promptly as practicable.

If an exercising Rights holder who subscribes for Shares pursuant to the Primary Subscription or Over-Subscription Privilege does not make payment of any amounts due by the relevant date, the Subscription Agent reserves the right to take any or all of the following actions:  (1) consider any Rights not fully paid for as unsubscribed and therefore subject to other shareholders who have elected to exercise Over-Subscription Privileges; (2) apply any payment actually received by it from the exercising Rights holder toward the purchase of the greatest whole number of Shares which could be acquired by such exercising Rights holder upon exercise of the Primary Subscription and/or the Over-Subscription Privilege; and/or (3) exercise any and all other rights or remedies to which it may be entitled, including the right to set off against payments actually received by it with respect to such subscribed for Shares, or the commencement of an action to collect the subscription payment, which may include all costs of collection and reasonable attorney’s fees.

All questions concerning the timeliness, validity, form, and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding.  The Fund, in its sole discretion, may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as the Fund may determine, or reject the purported exercise of any Right.

Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion.  The Subscription Agent will not be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

Exercising Rights holders will have no right to rescind their purchase after the Subscription Agent has received payment, either by means of a Notice of Guaranteed delivery or a check, money order, or wire payment, except under the circumstances described below under “Notice of Net Asset Value Decline.”  Notwithstanding the foregoing, the Fund may cancel this rights offering before the Expiration Date, even after the Rights have been distributed and subscriptions have been received.

Notice of Net Asset Value Decline

As required by the SEC, the Fund will suspend the rights offering until it amends this prospectus if, after the effective date of this prospectus, the Fund’s NAV declines more than 10% from the Fund’s NAV as of that date.  In such event, the Expiration Date would be extended and the Fund would notify Record Date shareholders of the decline and permit exercising Rights holders to cancel their exercise of Rights.  Rights holders will have their payment for additional Shares returned to them if they opt to cancel the exercise of their Rights.

Delivery of Shares

Shareholders whose Shares are held of record by Cede or by any other depository or nominee on their behalf or their broker-dealers’ behalf will have any Shares that they acquire in the rights offering credited to the account of Cede or the other depository or nominee.  Shareholders whose Shares are held for them in book entry form by the transfer agent will have any Shares they acquire in the rights offering credited in book entry form to their account with the transfer agent. Share certificates will not be issued.

Participants in the Fund’s Dividend Reinvestment Plan will be issued Rights for the Shares held in their accounts in the Plan.  Participants wishing to exercise these Rights must exercise these Rights in accordance with the procedures set forth above in “Method of Exercise of Rights.”  Rights will not be exercised automatically by the Plan.  Plan participants exercising their Rights will receive their Shares via an uncertificated credit to their existing account.

USE OF PROCEEDS

The net proceeds to the Fund from this rights offering are estimated to be $[___________], assuming the Primary Subscription is fully subscribed at the estimated Subscription Price of $[____] and after deducting expenses related to this rights offering estimated to be approximately $[____]. If the Fund increases the number of Shares subject to subscription by 25% in connection with the Over-Subscription Privilege, the total estimated net proceeds to the Fund would be $[_________], after deducting expenses related to this rights offering, assuming the Over-Subscription Privilege is fully subscribed.

The Fund will invest the net proceeds of the rights offering in accordance with the Fund’s investment objectives and policies.  The Investment Manager anticipates that investment of the proceeds will occur within 90 days of the completion of the rights offering.  To the extent there is any delay in investing the proceeds of the rights offering, the Fund may invest in U.S. government securities, high quality, short term fixed income instruments, cash or cash equivalents, including money market funds, pending investment of the proceeds.  The Fund does not currently anticipate an increase in leverage following the completion of the rights offering; however, the Fund reserves the right to adjust leverage from time to time.  See “Investment Objectives, Policies and Strategies—Leverage.”

THE FUND

The Fund is a diversified, closed end management investment company with Shares listed on the NYSE under the symbol “DNI.”  As of [____], 2013, the Fund had [____] Shares outstanding.  Registered under the 1940 Act, the Fund was incorporated under the laws of the State of Maryland on April 6, 1998 and commenced investment operations on June 29, 1998 under the name Chartwell Dividend and Income Fund, Inc, which was shortened effective February 1, 2011 to Dividend and Income Fund, Inc.  On May 14, 2012, the Fund reorganized into a Delaware statutory trust and changed its name to Dividend and Income Fund.

INVESTMENT OBJECTIVES, POLICIES, AND STRATEGIES

Investment Objectives and Policies

The Fund’s primary investment objective is to seek high current income.  Capital appreciation is a secondary objective.  The investment objectives of the Fund are fundamental policies that may not be changed without a vote of a majority of the Fund’s outstanding voting securities.  The Fund is also subject to certain investment restrictions, set forth in its SAI, that are fundamental and cannot be changed without such vote.  A majority of the outstanding voting securities of the Fund is defined under the 1940 Act as the lesser of: (i) 67% or more of the Fund’s shares present at a meeting if more than 50% of the outstanding shares of the Fund are present and represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund.  All other investment strategies, policies, and restrictions described herein and in the SAI are not fundamental and may be changed by the Board without shareholder approval except as required by law.

The Fund seeks to achieve its objectives by investing, under normal circumstances, at least 50% of its total assets in Income Generating Equity Securities, including dividend paying common stocks, convertible securities, preferred stocks, securities of registered investment companies (including, but not limited to, closed end funds, open end funds, and BDCs) (collectively, “investment companies”), ETFs organized as investment companies or otherwise, REITs, depositary receipts, and other equity related securities (collectively, “Income Generating Equity Securities”). The Fund may invest in Debt Securities, including bonds issued by domestic and foreign corporate entities and U.S. government securities.  The Debt Securities in which the Fund may invest may be structured as fixed rate debt, floating rate debt, and debt that may not pay interest at the time of issuance. The Fund may also invest in securities of other issuers, including investment companies, ETFs and REITs, deemed by the Investment Manager not to be Income Generating Equity Securities based on the issuer’s income generation, objectives, policies, holdings, or similar criteria.  The Fund may invest in securities of domestic or foreign issuers of any size.  There is no assurance the Fund will achieve its investment objectives.

The Debt Securities in which the Fund may invest include high yield, high risk securities which are rated below investment grade, including the lowest rating categories, or are unrated but are determined by the Investment Manager to be of comparable quality, and are considered speculative and subject to certain risks that may be greater than those of higher rated securities.  Securities rated below investment grade are those rated below “Baa” by Moody’s or below “BBB” by S&P.  The Fund normally will not invest more than 50% of its total assets in below investment grade Debt Securities, commonly known as junk bonds.  Certain Income Generating Equity Securities in which the Fund may invest, including convertible securities and preferred stocks, may also be rated below investment grade and generally will have characteristics similar to those of lower rated Debt Securities.  The Fund will not, however, normally invest in convertible securities rated below “C” by Moody’s or “CC” by S&P.  Such investments are in addition to investments in below investment grade Debt Securities.  For a description of the risks associated with an investment in securities rated below investment grade, see “Special Considerations and Risk Factors” below.

The Fund is permitted to invest in shares of registered investment companies to the extent permitted by the 1940 Act.  Investment company shares held by the Fund may be deemed by the Investment Manager to be Income Generating Equity Securities, Debt Securities, or otherwise, depending on the income generation, objectives, policies, holdings, or similar criteria of the investment company.  In accordance with the 1940 Act, the Fund will be limited in the amount the Fund and its affiliates can invest in any one investment company to 3% of the investment company’s total outstanding stock.  As a result, the Fund may hold a smaller position in such investment company than if it were not subject to this restriction.  To comply with provisions of the 1940 Act, on any matter upon which the Fund is solicited to vote as a stockholder in an investment company in which it invests, the Investment Manager votes such shares in the same general proportion as shares held by other stockholders of that investment company.  The Fund does not invest in any investment companies managed by the Investment Manager or its affiliates.  Investment companies incur advisory fees and other expenses.  The Fund, as a stockholder, will indirectly bear its pro rata portion of such fees and expenses in addition to the Fund’s direct fees and expenses.

In seeking to enhance returns, the Fund may employ leverage to the extent permitted under the 1940 Act.  See “Leverage” below.  The Fund may also engage in the sale of covered call options.  The Fund may not make short sales of securities or purchase securities on margin except for delayed delivery or when-issued transactions or such short term credits as are necessary for the clearance of transactions and the writing of call options on securities.  The Fund may trade securities actively in pursuit of its investment objectives.  The Fund also may lend its portfolio securities to brokers, dealers, and other financial institutions.

The Fund may, from time to time, make temporary investments for defensive purposes that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions, pending investment of the proceeds of sales of portfolio securities, pending investment of the proceeds from this rights offering, or at other times when suitable investments are not otherwise available.  To the extent the Fund takes temporary defensive positions, it may not achieve its investment objectives.

See “Additional Information About the Fund’s Investment Program” in the SAI.

Investment Strategy

When selecting Income Generating Equity Securities for the Fund, the Investment Manager will normally emphasize those with a yield anticipated to be greater than or comparable to that of the average dividend yield of S&P 500 Index.  After identifying qualifying Income Generating Equity Securities, the Investment Manager will typically apply fundamental investment analysis, which may consider yield, financial strength, profitability, growth potential, and risks, as well as other considerations, such as market, sector, or industry diversification, to select the Fund’s specific portfolio securities.  The industry sector weightings in the Income Generating Equity Securities portion of the Fund’s portfolio are determined based on the Investment Manager’s research.  Except for securities related to the U.S. government, no more than 25% of the Fund’s total assets will be invested in any one industry nor, as to 75% of the Fund’s total assets, will more than 5% be invested in securities of any one issuer.

When selecting Debt Securities for the Fund, the Investment Manager will seek investments that offer a high a level of current income consistent with reasonable risk in light of the nature of the investments.  Debt Securities under consideration for the Fund’s portfolio normally will be analyzed by the Investment Manager based on fundamental factors, including yield, financial and operating strength, and risk, and other considerations, including marketability, relative value characteristics, and general credit trends.  The Fund will generally invest in such securities presenting, in the Investment Manager’s opinion, the potential for investment returns consistent with the Fund’s investment objectives.

The Investment Manager generally considers a variety of factors when determining whether to sell a security in the Fund’s portfolio and may sell a security at any time in its discretion.  A security is typically sold when its potential to meet the Fund’s investment objectives is limited or exceeded by another potential investment or when an investment no longer appears to meet the Fund’s investment objectives.

The following is additional information about some of the securities in which the Fund may invest and some of the investment techniques the Fund may use.  For additional information about the Fund’s investment policies and strategies, see “Additional Information About the Fund’s Investment Program” in the SAI.

Income Generating Equity Securities.  Equity securities include common stocks, preferred stocks, and convertible securities (each discussed below).  Inasmuch as the Fund’s primary investment objective is to seek high current income and capital appreciation is a secondary objective, when selecting equity securities for investment, the Investment Manager typically will focus primarily on a security’s income paying capacity, as secondarily on its potential for capital appreciation.  The Fund may hold or have exposure to equity securities of issuers of any size (in terms of market capitalization or otherwise) and in any industry or sector.

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Common Stock.  Common stock represents an equity ownership interest in a corporation, providing voting rights and entitling the holder to a share of the company’s success through dividends and/or capital appreciation. In the event of liquidation, common shareholders have rights to a company’s remaining assets after bond holders, other debt holders, and preferred shareholders have been paid in full. Typically, common stockholders are entitled to one vote per share to elect the company’s board of directors (although the number of votes is not always directly proportionate to the number of shares owned).  Common stockholders also receive voting rights regarding other company matters such as mergers and certain important company policies, such as issuing securities to management.

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Preferred Stock.  Preferred stock represents an equity ownership interest in a corporation, but generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the company. Some preferred stock also entitles their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock.  Some preferred stock offers a fixed rate of return with no maturity date. Preferred stock with no maturity may perform similarly to long term bonds, and can be more volatile than other types of preferred stock with heightened sensitivity to changes in interest rates.  Other preferred stock has a variable dividend, generally determined on a quarterly or other periodic basis. Because preferred stock represents an equity ownership interest in a company, its value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company’s financial condition or prospects or to fluctuations in the equity markets.  Unlike common stock, preferred stock does not usually have voting rights absent the occurrence of specified events; preferred stock, in some instances, is convertible into common stock.  In order to be payable, dividends on preferred stock must be declared by the issuer’s board of directors. There is, however, no assurance that dividends will be declared by the boards of directors of issuers of the preferred stocks in which the Fund invests.

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Convertible Securities.  Convertible securities include corporate bonds, debentures, notes, preferred stocks, and other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer.  Convertible securities have general characteristics similar to both debt and equity securities.  A convertible security generally entitles the holder to receive interest or preferred dividends paid or accrued until the convertible security matures or is redeemed, converted, or exchanged.  Convertible securities generally rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation.  Convertible securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security).

Before conversion, convertible securities have characteristics similar to non-convertible obligations.  The price of a convertible security to some extent varies inversely with interest rates. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also provides an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock or other equity security into which it is convertible.  As the market price of the underlying equity security declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying equity security.  When the market price of the underlying equity security increases, the price of a convertible security tends to rise as a reflection of the value of the underlying equity security.  To obtain the higher yield, to the extent the Fund invests in convertible securities, it may be required to pay a purchase amount in excess of the value of the underlying equity security.

Debt Securities.  A debt security represents money borrowed that must be repaid.  Debt securities include bonds, bills, notes, debentures, commercial paper and other debt obligations.  Unlike common and preferred stock, a debt security does not represent an equity interest in the issuer.  However, a debt security has a priority of claim over common shareholders if the issuer is liquidated.  The Fund may invest in a wide variety of Debt Securities, although the Investment Manager anticipates, under normal market conditions, the Debt Securities in which the Fund invests will be primarily corporate bonds and U.S. government securities.

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Corporate Bonds.  Corporate bonds are debt obligations issued by U.S. and foreign corporations and other business entities. Corporate bonds may be either secured or unsecured.  Collateral used for secured debt includes, but is not limited to, real property, machinery, equipment, accounts receivable, stocks, bonds, or notes.  If a bond is unsecured, it is known as a debenture.  Bondholders, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved.  Interest on corporate bonds may be fixed rate, floating rate, adjustable rate, zero coupon, contingent, deferred, or have payment-in-kind features.  Interest on corporate bonds is typically paid semi-annually and is fully taxable to the bondholder.  Corporate bonds contain elements of both interest rate risk and credit risk.  The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation’s performance, and perceptions of the corporation in the marketplace.   Corporate bonds usually yield more than government or agency bonds due to the presence of credit risk.

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U.S. Government Securities.  The obligations issued or guaranteed by the U.S. government in which the Fund may invest include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities.  Included among direct obligations of the United States are Treasury Bills, Treasury Notes, and Treasury Bonds, which differ in terms of their interest rates, maturities, and dates of issuance.  Not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury.  Included among the obligations issued by agencies and instrumentalities and government sponsored enterprises of the United States are instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association (“Ginnie Mae”), instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks), and instruments that are supported only by the credit of the instrumentality (such as Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”) bonds).  Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market price of the securities.

Below Investment Grade Securities.  Below investment grade securities are securities rated below investment grade quality (lower than Baa by Moody’s or lower than BBB by S&P or comparably rated by another rating agency).  Such securities are considered to have speculative elements, with higher vulnerability to default than corporate securities with higher ratings.  For a description of securities ratings, please see “Appendix A – Description of Securities Ratings” in the SAI.  Subsequent to its purchase by the Fund, an issue of rated securities may cease to be rated or its rating may be reduced below its rating when purchased by the Fund.  Neither event will require sale of such securities by the Fund, although the Investment Manager may consider such event in its determination of whether the Fund should continue to hold the securities.

The ratings of Moody’s, S&P, and the other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate.  Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations.  Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates.

Investment Grade Securities. Investment grade debt securities are securities of medium to high quality that are rated Baa or higher by Moody’s, BBB or higher by S&P, or comparably rated by another rating agency or, if unrated, are deemed by the Investment Manager to be of comparable quality.  Moody’s deems securities rated in its fourth highest category (Baa) to have speculative characteristics; a change in economic factors could lead to a weakened capacity of the issuer to repay.

Securities of Other Investment Companies. The Fund may invest in the securities of other investment companies, including closed end funds, open end funds, ETFs, BDCs, and unit investment trusts, to the extent permitted by the 1940 Act.  An investment in an investment company involves risks similar to those of investing directly in the investment company’s portfolio securities, including the risk that the value of the portfolio securities may fluctuate in accordance with changes in the financial condition of their issuers, the value of stocks and other securities generally, and other market factors.

In addition, investing in other investment companies involves certain other risks, costs, and expenses for the Fund.  To the extent that the Fund invests in the securities of other investment companies, the Fund’s shareholders will indirectly bear a pro rata share of the investment company’s expenses in addition to the expenses associated with an investment in the Fund.  In addition, the Fund could incur a sales charge in connection with purchasing an investment company security or a redemption fee upon the redemption of such security.

Closed end funds, ETFs and BDCs differ from open end funds in that they do not redeem their shares at the option of the stockholder and generally list their shares for trading on a securities exchange.  In comparison to open end funds, closed end funds, ETFs and BDCs have greater flexibility in the employment of financial leverage and in the ability to make certain types of investments, including investments in illiquid securities.  Shares of closed end funds frequently trade at a discount from their NAV.  An investment in the shares of a closed end fund may also involve the payment of a substantial premium over, while sales of such shares may be made at a substantial discount from, the NAV of the issuers’ portfolio securities.  BDCs are vehicles whose principal business is to invest in, lend capital to, or provide services to privately held companies.

Exchange-Traded Funds.  The Fund may invest in ETFs.  ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities.  Most ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities of the benchmark index that they seek to track, although some are actively managed.  ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.”  The investor purchasing a creation unit may sell the individual shares on a secondary market.  Therefore, the liquidity of ETFs depends on the adequacy of the secondary market.

An investment in an ETF involves risks similar to investing directly in the component securities of the ETF, including the risk that the value of the component securities may fluctuate in accordance with changes in the financial condition of their issuers, the value of stocks and other securities generally, and other market factors.  Investments in ETFs that are designed to correspond to an equity index involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by the Fund.  There can be no assurance that an ETF’s investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index.

Typically, ETFs bear their own operational expenses, reducing its NAV and dividends potentially payable to investors.  To the extent that the Fund invests in ETFs, the Fund’s shareholders will indirectly bear a pro rata share of the ETF’s expenses in addition to the expenses associated with an investment in the Fund. Typically, ETFs are investment companies.  However, the term is used in the industry in broad way to include securities issued by entities that are not investment companies.  To the extent an ETF is an investment company, the limitations applicable to the Fund’s ability to purchase securities issued by other investment companies will apply.

Real Estate Investment Trusts.  REITs are financial vehicles that pool investors’ capital to purchase or finance real estate.  REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.  REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code.

Foreign Securities. The Fund may invest in debt and equity securities of corporate, governmental, and supra-national issuers located outside the United States, including issuers in developed and emerging markets.  Foreign securities include securities issued or guaranteed by companies organized under the laws of countries other than the United States and securities issued or guaranteed by foreign governments, their agencies or instrumentalities and supra-national governmental entities, such as the World Bank.  Foreign securities also include U.S. dollar-denominated debt obligations, such as “Yankee Dollar” obligations, of foreign issuers and of supra-national government entities.  Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign corporations, banks, and governments.  Foreign securities also may be traded on foreign securities exchanges or in over-the-counter (“OTC”) capital markets.

Depository Receipts.  The Fund may make foreign investments through the purchase and sale of ADRs, EDRs, GDRs, or other securities representing underlying shares of foreign issuers.  Positions in those securities are not necessarily denominated in the same currency as the underlying shares they represent.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities issued by foreign issuers.  EDRs are European receipts listed on the Luxembourg Stock Exchange evidencing a similar arrangement.  GDRs are U.S. dollar denominated receipts evidencing ownership of foreign securities.  Generally, ADRs, in registered form, are designed for the U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in foreign securities markets.  The Fund may invest in sponsored or unsponsored ADRs.  “Sponsored” ADRs are issued jointly by the issuer of the underlying security and a depository, whereas “unsponsored” ADRs are issued without participation of the issuer of the deposited security.  Holders of unsponsored ADRs generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute stockholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.  Therefore, there may not be a correlation between information about the issuer of the security and the market value of an unsponsored ADR.  Investments in depositary receipts also involve risks similar to those accompanying direct investments in foreign securities.  Certain of these risks are described below under “Special Considerations and Risk Factors—Foreign Securities.”

Future Developments.  From time to time, the Fund may also invest in certain Income Generating Equity Securities, Debt Securities, or other investment assets that have features other than those that are typical for such investments and which have in the past been offered or may be offered in the future.  In the past, for example, securities have been issued to replicate the performance of a certain component or components of a particular security or combination of securities and/or to hedge or reduce the risks associated with certain securities or market trends.  The Fund may invest in these investments if the Investment Manager believes that doing so would be consistent with the Fund’s investment objectives and policies.  Since the market for these investments may be new, the Fund may have difficulty disposing of them at a suitable price and time.  In addition to limited liquidity, these investments may present other risks, such as high price volatility.  The unavailability of such innovative investments would not adversely affect the Fund’s ability to achieve its investment objectives.

Temporary Investments.  The Fund may make temporary investments for defensive purposes in response to adverse market, economic, political, or other conditions, pending investment of the proceeds of sales of portfolio securities, pending investment of the proceeds from this rights offering, or at other times when suitable investments are not otherwise available.  In addition to money market funds, money market instruments, and cash, the Fund is permitted to temporarily invest without limit in: (i) debt securities issued by the U.S. government, its agencies or instrumentalities; (ii) commercial paper; (iii) certificates of deposit or bankers’ acceptances; or (iv) repurchase agreements with respect to any of the foregoing investments.  It is impossible to predict if, or for how long, the Fund will use any of such temporary defensive strategies.  For a description of the types of temporary investments the Fund may make, please see “Additional Information About the Fund’s Investment Program” in the SAI.

Leverage

The Fund may obtain leverage through borrowings, the issuance of short term debt securities, or the issuance of shares of preferred stock (collectively, “Senior Securities”).  The 1940 Act generally prohibits the Fund from engaging in most forms of leverage other than preferred shares (including through the use of reverse repurchase agreements, dollar rolls, bank loans, commercial paper or other credit facilities, credit default swaps and other derivative transactions, loans of portfolio securities, and when-issued, delayed delivery and forward commitment transactions, to the extent that these instruments are not covered as described below) unless immediately after the issuance of the leverage the Fund has satisfied the asset coverage test with respect to Senior Securities representing indebtedness prescribed by the 1940 Act, that is, the value of the Fund’s total assets less liabilities (other than the leverage and other Senior Securities) is at least 300% of the principal amount of such leverage (i.e., effectively limiting the use of leverage through Senior Securities representing indebtedness to 33 1/3 % of the Fund’s total assets, including assets attributable to the leverage).  The Fund may (but is not required to) cover its commitments under derivatives and certain other instruments by the segregation of liquid assets, or by entering into offsetting transactions or owning positions covering its obligations.  For instance, the Fund may cover its position in a reverse repurchase agreement by segregating liquid assets at least equal in amount to its forward purchase commitment.  To the extent that certain of these instruments are so covered, they will not be considered “senior securities” under the 1940 Act and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to forms of leverage (other than preferred shares) used by the Fund.

Under the 1940 Act, the Fund is not permitted to issue new preferred shares unless immediately after such issuance the value of the Fund’s total assets is at least 200% of the liquidation value of outstanding preferred shares and the newly issued preferred shares plus the aggregate amount of any Senior Securities of the Fund representing indebtedness  (i.e., such liquidation value plus the aggregate amount of Senior Securities representing indebtedness may not exceed 50% of the Fund’s total assets).  In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Fund’s total assets satisfies the above-referenced 200% coverage requirement.

The net proceeds of the offering of any Senior Securities will be invested in accordance with the Fund’s investment objectives and policies.  The Fund seeks a leverage ratio, based on a variety of factors including market conditions and the Investment Manager’s market outlook, where the rate of return, net of applicable Fund expenses, on the Fund’s investment portfolio investments purchased with leverage exceeds the costs associated with such leverage.

The Fund has utilized leverage since shortly after it began investment operations and expects to continue to use investment leverage; however, there can be no assurance that the Fund will continue to engage in any leveraging techniques.  The Fund is currently a party to the CFA and as of [____], 2013, had borrowed $[____] million under the CFA.

The percentage amount of the Fund’s leverage outstanding as of [____], 2013 was [_____]% of its total assets (including the proceeds of such leverage).  At the completion of the rights offering, the percentage amount of the Fund’s leverage outstanding is expected to decrease to [_____]% of total assets assuming all Primary Subscription Shares are sold and [_____]% of total assets assuming the Fund issues and sells all Secondary Subscription Shares pursuant to the Over-Subscription Privilege, unless the Fund otherwise changes its borrowing.  The Fund does not currently anticipate an increase in leverage following the completion of the rights offering; however, the Fund reserves the right to adjust leverage from time to time.  Although the Fund’s fundamental investment restriction permits it to borrow money and issue senior securities to the extent permitted by the 1940 Act, as described above, the CFA with BNP allows the Fund to adjust its credit facility amount up to $25,000,000, while borrowings under the CFA are secured by assets of the Fund that are held with the Fund’s custodian in a separate account.  The Fund’s portfolio securities are normally pledged at least to the extent required under the Lending Agreement as collateral to secure the CFA. Following completion of the rights offering, the Fund currently intends to adjust leverage in its portfolio from time to time through its CFA.  The Fund may also enter into transactions that may give rise to other forms of leverage including, among others, derivative transactions, loans of portfolio securities, and when-issued, delayed delivery and forward commitment transactions.  Although it has no current intention to do so, the Fund may also determine to issue preferred shares to add leverage to its portfolio.

Other Investment Practices

Sale of Covered Call Options.  The Fund may sell (i.e., write) covered call options on securities (including ETFs) or on indexes.  The Fund expects to sell covered call options principally to generate income.  The Fund may cover call options by: (i) owning the same security or, in the case of options on an index, a portfolio of securities substantially replicating the movement of the index underlying the call option until the option is exercised or expires; (ii) segregating cash or other liquid assets with the Fund’s custodian in an amount equal to the current market value of the call option; or (iii) other methods consistent with applicable laws, rules, and regulations.  The Fund may write covered call options from time to time on such portion of its portfolio without limit to the extent of available cover, as the Investment Manager determines is appropriate in seeking to achieve the Fund’s investment objectives.

Repurchase Agreements. The Fund may enter into repurchase agreements.  A repurchase agreement is an agreement under which either U.S. government obligations or other high quality liquid debt securities are acquired from a securities dealer or bank subject to resale at an agreed upon price and date.  The securities are held for the Fund by a custodian bank as collateral until resold and may be supplemented by additional collateral if necessary to maintain a total value equal to or in excess of the value of the repurchase agreement.  The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, which may decline in value in the interim.  Repurchase agreements are usually for a term of one week or less, but may be for longer periods.  Although repurchase agreements maturing in more than seven days may be considered illiquid, the Fund may invest in repurchase agreements without limit.  To the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund might suffer a loss.  If bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund could be delayed or limited.

Illiquid and Restricted Securities.  Illiquid securities are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.  The Fund may invest without limit in illiquid securities, including securities with legal or contractual conditions or restrictions on resale, repurchase agreements maturing in greater than seven days, and other securities which are not readily marketable.  Investing in such securities entails certain risks.  The primary risk is that the Fund may not be able to dispose of a security at the desired price at the time it wishes to make such disposition.  In addition, such securities often sell at a discount from liquid and freely tradable securities of the same class or type, although they are also usually purchased at an equivalent discount, which enhances yield while the securities are held by the Fund.  In the absence of readily available market quotations, illiquid securities will be valued at fair value as determined in good faith and pursuant to a method approved by the Board.  Valuing illiquid securities typically requires greater judgment than valuing securities for which there is an active trading market.  Investment of the Fund’s assets in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities.

The Fund may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the Securities Act.  The restriction on public sale may make it more difficult to value such securities, limit the Fund’s ability to dispose of them, and lower the amount the Fund could realize upon their sale.  Before they are registered, restricted securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Rule 144A under the Securities Act establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.  To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund’s investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

When-Issued and Delayed Delivery Securities.  The Fund may purchase securities on a when-issued or delayed delivery basis.  Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield.  No income accrues to the purchaser of a security on a when-issued or delayed delivery basis before delivery.  Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates and other factors.  Purchasing a security on a when-issued or delayed delivery basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery.  Although the Fund will enter into when-issued or delayed delivery transactions with the intention of acquiring the securities, the Fund may sell the securities prior thereto for investment reasons, which may result in a gain or loss.  When the Fund purchases securities on a when-issued or delayed delivery basis, its custodian will set aside in a segregated account cash or liquid securities whose value is marked to market daily with a market value at least equal to the amount of the commitment.  If necessary, assets will be added to the account daily so that the value of the account will not be less than the amount of the Fund’s purchase commitment.  Failure of the issuer to deliver the security may result in the Fund incurring a loss or missing an opportunity to make an alternative investment.

Portfolio Lending Transactions.  The Fund may lend portfolio securities or other assets for a fee to brokers, dealers, and other financial institutions.  The Fund continues to receive the equivalent of the interest, dividends or other distributions paid by the issuer on the securities loaned as well as the benefit of any increase and the detriment of any decrease in the market value of the securities loaned and also has the opportunity to earn interest on the amount of the loan and on the loaned securities’ collateral.  The Fund would have the right to call the loan and obtain the securities loaned at any time.  The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in the Investment Manager’s judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid.  The loan would be continuously secured by collateral consisting of cash, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, bank letters of credit, or any combination thereof, at all times equal to at least the market value of the assets loaned. Including such collateral as part of the Fund’s total assets, the securities on loans will not exceed one-third of its total assets.  In connection with its securities lending transactions, the Fund may return to the borrower or a third party which is acting as a “placing broker,” a part of the income earned from the investment of collateral received for securities loaned.  There are risks to the Fund of delay in receiving additional collateral and risks of delay in recovery of, and failure to recover, the assets loaned should the borrower fail financially or otherwise violate the terms of the lending agreement.  In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.  The Fund may also experience losses as a result of the diminution in value of its cash collateral investments.  Any loan made by the Fund will provide that it may be terminated by either party upon reasonable notice to the other party.  By lending its portfolio securities, the Fund attempts to increase its income through the receipt of income on the loan.  The Fund does not use affiliated agents in managing its lending program.

SPECIAL CONSIDERATIONS AND RISK FACTORS

An additional investment in the Shares is subject to risks.  The risks and uncertainties described below are not the only ones facing the Fund.  There may be additional risks that the Fund does not currently foresee or consider material.  You should carefully consider these risks, together with all of the other information included or incorporated by reference in this prospectus, before you decide whether to exercise your Rights or otherwise make an additional investment in the Shares.  By itself, the Fund does not constitute a complete investment program and you could lose money by investing in the Fund.

Risks of the Rights Offering

Potential Dilution.  If you do not exercise your Rights, you will, upon the completion of the rights offering, own a smaller proportional interest in the Fund than you do now and you will incur dilution of voting, as well as dilution of your share of any distributions made by the Fund, as a result of the rights offering.  In addition, if you do not submit a subscription request pursuant to the Over-Subscription Privilege and the Fund issues Excess Shares, you may experience further dilution of ownership and voting, as well as further dilution of your share of any distributions made by the Fund.  Also, because the Subscription Price per Share will be less than the then current NAV per Share, the completion of the rights offering will result in an immediate dilution of the NAV per Share for all existing shareholders, irrespective of whether they exercise all or any portion of their Rights.  If the Subscription Price per Share is substantially less than the then current NAV per Share, such dilution could be substantial.  The Fund cannot state precisely the extent of this dilution because the Fund does not know what the NAV per Share or the Subscription Price per Share will be when the rights offering expires, how many Shares will be subscribed for or the exact expenses of the rights offering.  Any such dilution will disproportionately affect non-exercising shareholders.

The impact of the rights offering on NAV per share is shown by the following examples assuming an NAV of [_____], a Subscription Price of $[_____] and estimated expenses related to the rights offering of $[_____]. (As of [_____], 2013, the NAV per Share was $[_____] and the average of the volume weighted average sales price of a Share on the NYSE on [_____], 2013 and the four preceding trading days was $[_____] for an estimated Subscription Price of $[_____] per Share.)

Scenario 1 assumes that the offering is fully subscribed and all Primary Subscription Shares (but no Secondary Subscription Shares) are issued:

Reduction in NAV ($)                                                                                     $[_____]
Reduction in NAV (%)                                                                                       [_____]%

Scenario 2 assumes that all Primary Subscription Shares and all Secondary Subscription Shares are issued:

Reduction in NAV ($)                                                                                     $[_____]
Reduction in NAV (%)                                                                                       [_____]%

If the Subscription Price per Share is lower than NAV per Share by an even larger margin than in the example above, dilution would be even more substantial.  For example, assuming an NAV of $[_____] and a Subscription Price of $[_____] (based upon the highest discount to NAV at which the Shares have traded as set forth in the table under “Market Price Information”) and estimated expenses related to the rights offering of $[_____], the impact of the rights offering on NAV per share would be as follows:

Scenario 1 assumes that the offering is fully subscribed and all Primary Subscription Shares (but no Secondary Subscription Shares) are issued:

Reduction in NAV ($)                                                                                     $[_____]
Reduction in NAV (%)                                                                                       [_____]%

Scenario 2 assumes that all Primary Subscription Shares and all Secondary Subscription Shares are issued:

Reduction in NAV ($)                                                                                     $[_____]
Reduction in NAV (%)                                                                                       [_____]%

Potential Reduction in Distributions Paid from Ordinary Income.  The rights offering is expected to give the Fund the opportunity to make additional investments in accordance with the Fund’s investment objectives and policies.  This expectation is based on the current market environment for the securities in which the Fund may invest, which could change in response to interest rate levels, general economic conditions, specific industry conditions, and other factors.  The Fund’s distributions reflect its managed distribution policy to provide shareholders with a relatively stable cash flow and to attempt to reduce or eliminate the Fund’s market price discount to its NAV per share.  The policy may be changed or discontinued without notice.  The distributions are paid from ordinary income and any net realized capital gains, with the balance, if any, representing return of capital.  The Fund’s fixed distributions are not tied to its net investment income and net realized capital gains and do not represent yield or investment return.  The rights offering could reduce the portion of the Fund’s distributions paid from ordinary income and increase the balance representing return of capital if the Fund is unable to invest the proceeds of the rights offering in securities paying the Fund income at levels at least equal to those currently held by the Fund.

Increase in Share Price Volatility; Decrease in Share Price.  The rights offering may result in an increase in trading of the Shares, which may increase volatility in the market price of the Shares.  The rights offering may result in an increase in the number of shareholders wishing to sell their Shares, which would exert downward price pressure on the price of Shares.

Under-Subscription.  It is possible that the rights offering will not be fully subscribed.  Under-subscription of the rights offering could have an impact on the net proceeds of the rights offering and whether the Fund achieves the benefits described under “The Rights Offering—Purpose of the Offering.”

Risks of Investing in the Fund

Investment and Market Risk.  An investment in the Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest.  Your investment in Shares represents an indirect investment in the securities owned by the Fund.  The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably, and these fluctuations are likely to have a greater impact on the value of the Shares during periods in which the Fund utilizes a leveraged capital structure.  If the economy contracts, the ability of issuers of the Debt Securities and other securities in which the Fund invests to service their obligations could be materially and adversely affected.  Certain unanticipated events, such as natural disasters, terrorism, war, and other geopolitical events, can have a dramatic adverse effect on the investments held by the Fund.

Recent Events.  Recent developments in the U.S. and foreign financial markets and other market history suggest that economic, market, and specific investment analysis and forecasting is difficult, often wrong, and that even the assumptions of certain conditions cannot be relied on with any certainty.  Assumptions regarding the regulation of these markets and the participants therein may change.  The U.S. government and certain foreign governments have and may take unprecedented actions designed to support certain financial institutions or segments of the financial markets.  Federal, state and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities in which the Fund invests, in unforeseeable ways that could have a material adverse effect on the Fund's business and operations.  Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives.  Furthermore, volatile or adverse financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.

Equity Securities Risk.  Investing in the Fund involves equity securities risk, which is the risk that the equity securities held by the Fund will fall in market value due to adverse market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds.  The general risks associated with equity securities may be greater for equity securities issued by companies with smaller market capitalizations as these companies may have limited product lines, markets or financial resources, or may depend on a few key employees.  As a result, issuers with smaller market capitalization may be subject to greater levels of credit, market, and issuer risk.

Common Stock Risk.  Although common stocks can generate higher average returns than debt and other equity securities, common stocks can also experience more volatility in those returns.  An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund.  Also, the prices of common stocks are sensitive to general movements in the stock market.  A drop in the stock market may depress the price of common stocks held by the Fund or to which the Fund has exposure.  In the event of a company’s liquidation, the holders of its common stock have rights to its assets only after bondholders, other debt holders, and preferred stockholders have been satisfied.

Credit Risk.  This is the risk that an issuer of bonds and other debt securities will be unable to pay interest or principal when due.  The prices of bonds and other debt securities are affected by the credit quality of the issuer.  Below investment grade debt securities normally are lower quality and have greater credit risk because the companies that issue them typically are not as financially strong as companies that issue higher quality, investment grade debt securities.  Changes in the financial condition of an issuer, general economic conditions, and specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer.  Such changes may weaken an issuer’s ability to make payments of principal or interest, or cause an issuer to fail to make timely payments of interest or principal.  The downgrade of a security may further decrease its value, although a grade rating by a rating agency only represents the service’s opinion as to the general credit quality of the security being rated and is not an absolute standard of quality or guarantee as to the creditworthiness of an issuer.  Lower quality debt securities generally tend to be more sensitive to these changes than higher quality debt securities, but the lowest rating category of investment grade securities may have speculative characteristics as well.  See “Additional Risks of Certain Securities—Below Investment Grade Securities” below.  Credit risk also applies to securities issued by the U.S. government’s agencies and instrumentalities that are not backed by the U.S. government’s full faith and credit.  Although securities backed by the full faith and credit of the U.S. government are generally considered to present minimal credit risk, credit risk may also apply to these securities.

Interest Rate Risk.  Generally, when market interest rates rise, the prices of debt obligations fall, and vice versa.  Interest rate risk is the risk that debt obligations and other instruments in the Fund’s portfolio will decline in value because of increases in market interest rates.  This risk may be particularly acute because market interest rates are currently near historically low levels.  The prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change.  The Fund’s use of leverage will tend to increase interest rate risk.

Investments in floating rate debt instruments, although generally less sensitive to interest rate changes than longer duration fixed rate instruments, may nevertheless decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general.  Conversely, floating rate instruments will not generally increase in value if interest rates decline.  Inverse floating rate debt securities may also exhibit greater price volatility than a fixed rate debt obligation with similar credit quality.  To the extent the Fund holds floating rate instruments, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Shares.

Prepayment and Extension Risk.  If interest rates fall, the principal on the debt securities held by the Fund may be paid earlier than expected.  If this happens, the proceeds from a prepaid security may be reinvested by the Fund in securities bearing lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.  Alternatively, the Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by that Fund later than expected.  This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e., interest rate sensitivity) and potentially reduce the value of these securities.

Corporate Bonds Risk.  The Fund’s investments in corporate bonds are subject to a number of the risks described in this prospectus, including credit risk, interest rate risk, prepayment and extension risk, inflation risk, deflation risk, below investment grade securities risk, foreign securities risk, illiquid and restricted securities risk, valuation risk, and management risk.

Leverage and Borrowing Risk.  Borrowing for investment purposes creates an opportunity for increased return but, at the same time, involves special risk considerations.  Borrowing increases the likelihood of greater volatility of NAV and market price of the Shares. If the return that the Fund earns on the additional securities purchased fails to cover the interest and fees incurred on the monies borrowed, the NAV of the Fund (and the return of the Fund) would be lower than if borrowing had not been incurred.  In addition, when the Fund borrows at a variable interest rate, there is a risk that fluctuations in the interest rate may adversely affect the return to the Fund’s shareholders.  Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for distribution to shareholders.  There is no assurance that a borrowing strategy will be successful during any period in which it is employed.

Borrowing on a secured basis results in certain additional risks.  Should securities that are pledged as collateral to secure the loan decline in value, the Fund may be required to pledge additional assets in the form of cash or securities to the lender to avoid liquidation of the pledged assets.  In the event of a steep drop in the value of pledged securities, it might not be possible to liquidate assets quickly enough and this could result in mandatory liquidation of the pledged assets in a declining market at relatively low prices.  Furthermore, the Investment Manager’s ability to sell the pledged securities is limited by the terms of the CFA and the Lending Agreement with BNP, which may reduce the Fund’s investment flexibility over the pledged securities.  The rights of the lender to receive payments of interest on and repayments of principal will be senior to the rights of the Fund’s shareholders.

To illustrate the concepts above, assume a fund’s share capitalization of $100 million and the borrowing under a line of credit for an additional $20 million, creating a total value of $120 million available for investment in long term securities.  If prevailing short term interest rates are approximately 3% and long term interest rates are approximately 6%, the yield curve has a strongly positive slope.  In this example, the Fund pays interest on the $20 million loan based on the lower short term interest rates.  At the same time, the Fund’s total portfolio of $120 million earns the income based on long term interest rates.

In this case, the interest paid on the loan is significantly lower than the income earned on the Fund’s long term investments, and therefore the Fund’s shareholders would be the beneficiaries of the incremental yield.  However, if short term interest rates rise, narrowing the differential between short term and long term interest rates, the incremental yield pick-up on the shares would be reduced or eliminated entirely.  At the same time, the market value of the Shares may, as a result, decline.  Furthermore, if long term interest rates rise, the share’s NAV will reflect the full decline in the price of the portfolio’s investments, since the amount of the Fund’s outstanding loan does not fluctuate.  In addition to the decline in NAV, the market value of the Shares may also decline.

In addition, the requirements of any loan documents to which the Fund is a party may limit the Fund’s ability to make distributions to its shareholders for so long as any payments on the loan are in arrears or in default, may limit the Fund’s ability to take advantage of certain investments that may otherwise be available, may require the Fund to invest a greater portion of its assets in more highly rated, potentially lower yielding securities than the Fund might do otherwise, and may require the Fund to sell a portion of its assets when it might otherwise be disadvantageous to do so.  If the Fund is required to restructure its portfolio by selling assets to satisfy the requirements set forth above, such sales of portfolio securities would cause the Fund to incur related transaction costs.  In addition, in the event of a limitation on distributions, the Fund may be unable to distribute all of its net investment income to shareholders.  To qualify for federal tax treatment as a RIC for a taxable year, the Fund must distribute at least 90% of the sum of its net investment income, the excess of net short term capital gain over net long term capital loss, and certain other amounts earned or realized during that year. See “Tax Considerations” in the SAI.

As of [_____], 2013, the Fund utilized the CFA to borrow $[_____] million at a variable interest rate equal to [_____]% per annum.  Based on annualized fiscal year 2013 CFA and predecessor leverage facility interest payments and commitment fees, the Fund’s portfolio must experience an annual return of [_____]% to cover such expenses. The following table explains the potential effects of leverage on the equity returns of the Fund’s common shareholders:

Assumed Return on Portfolio (net of expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Corresponding Return to Shareholders	[_____]%	[_____]%	[_____]%	[_____]%	[_____]%

All figures appearing above are hypothetical returns generated to assist investors in understanding the effects of leverage.  Actual returns may be more or less than those appearing in the table.

Because the fee paid to the Investment Manager is calculated on the basis of the Fund’s average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities, which liabilities exclude debt relating to leverage, short term debt and the aggregate liquidation preference of any outstanding preferred stock, the dollar amount of the management fee paid by the Fund to the Investment Manager will be higher (and the Investment Manager will benefit to that extent) when leverage is utilized.  The Investment Manager will utilize leverage only if it believes such action would result in a net benefit to the Fund’s shareholders after taking into account the higher fees and expenses associated with leverage (including higher management fees).

Inflation/Deflation Risk.  Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the present value of fixed payments at future dates.  Deflation risk is the risk that prices throughout the economy may decline over time—the opposite of inflation.  Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Additional Risks of Certain Securities

Below Investment Grade Securities.  Below investment grade securities are commonly referred to as “junk bonds.”  Below investment grade securities are regarded as being predominantly speculative as to the issuer’s ability to make payments of principal and interest.  The risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities.  For example, during an economic downturn or a sustained period of rising interest rates, issuers of below investment grade securities may be more likely to experience financial stress, especially if such issuers are highly leveraged.  During periods of economic downturn, such issuers may not have sufficient revenues to meet their interest payment obligations.  The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing.  Therefore, there can be no assurance that in the future there will not exist a higher default rate relative to the rates currently existing in the market for below investment grade securities.  The risk of loss due to default by the issuer is significantly greater for the holders of below investment grade securities because such securities may be unsecured and may be subordinate to other creditors of the issuer.  The below investment grade securities in which the Fund may invest do not normally include instruments which, at the time of investment, are in default or the issuers of which are in bankruptcy.  There can be no assurance, however, that such events will not occur after the Fund purchases a particular security, in which case the Fund may experience losses and incur costs.  Below investment grade securities frequently have call or redemption features that would permit an issuer to repurchase the security from the Fund.  If a call were exercised by the issuer during a period of declining interest rates, the Fund is likely to have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to shareholders.

Below investment grade securities have been in the past, and may again in the future be, more volatile and less liquid than higher rated fixed income securities, so that adverse economic events may have a greater impact on the prices of below investment grade securities than on higher rated fixed income securities.  Factors adversely affecting the market value of such securities are likely to affect adversely the Fund’s NAV.  Since 2008, demand for some below investment grade securities has increased and the difference between the yields paid by below investment grade securities and investment grade securities (i.e., the “spread”) has narrowed.  To the extent this differential increases, the value of below investment grade securities in the Fund’s portfolio could be adversely affected.

Like higher rated fixed income securities, below investment grade securities generally are purchased and sold through dealers who make a market in such securities for their own accounts.  However, there are fewer dealers in the below investment grade securities market, which market may be less liquid than the market for higher rated fixed income securities, even under normal economic conditions.  Also, there may be significant disparities in the prices quoted for below investment grade securities by various dealers.  As a result, during periods of high demand in the below investment grade securities market, it may be difficult to acquire below investment grade securities appropriate for investment by the Fund.  Adverse economic conditions and investor perceptions thereof (whether or not based on economic reality) may impair liquidity in the below investment grade securities market and may cause the prices the Fund receives for its below investment grade securities to be reduced.  In addition, the Fund may experience difficulty in liquidating a portion of its portfolio when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the issuers.  Under such conditions, judgment may play a greater role in valuing certain of the Fund’s portfolio instruments than in the case of instruments trading in a more liquid market.  In addition, the Fund may incur additional expense to the extent that it is required to seek recovery upon a default on a portfolio holding or to participate in the restructuring of the obligation.

Credit ratings are determined by credit rating agencies such as S&P and Moody’s.  Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities’ perceived or actual credit risk.

Sale of Covered Call Options.  A decision as to whether, when, and how to use covered call options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.  The use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security it might otherwise sell.  As the writer of a covered call option on an underlying security, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the exercise price of the call option, but has retained the risk of loss should the price of the underlying security decline.  Although such loss would be offset in part by the option premium received, in a situation in which the price of a particular stock on which the Fund has written a covered call option declines rapidly and materially or in which prices in general on all or a substantial portion of the stocks on which the Fund has written covered call options decline rapidly and materially, the Fund could sustain material depreciation or loss in its net assets to the extent it does not sell the underlying securities (which may require it to terminate, offset, or otherwise cover its option position as well).  There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position.  If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.  In addition, the Fund’s ability to terminate over-the-counter options may be more limited than with exchange-traded options and may involve the risk that counterparties participating in such transactions will not fulfill their obligations.

Real Estate Investment Trusts.  REITs are financial vehicles that pool investors’ capital to purchase or finance real estate.  The market value of REIT shares and the ability of REITs to distribute income may be adversely affected by numerous factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increasing competition and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws, and other factors beyond the control of the issuers.  In addition, distributions received by the Fund from REITs may be attributable to net investment income, net realized capital gains and/or returns of capital.  Dividends paid by REITs generally do not qualify for the reduced federal income tax rates applicable to “qualified dividend income” under the Code.  See “Tax Considerations” in the SAI.  REITs are subject to interest rate risk and prepayment risk.  Changes in prevailing interest rates affect not only the value of REIT shares but may impact the market value of the REIT’s investment real estate.  Investing in REITs also involves certain unique risks in addition to those risks associated with investing in the real estate industry in general.  REITs are dependent upon the skills of their managers and are not diversified.  REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to stockholders and are subject to the risk of default by lessees or borrowers.  REITs may have limited financial resources and may trade less frequently and in a more limited volume, and may be subject to more abrupt or erratic price movements, than larger company securities.

Securities of Other Investment Companies.  An investment in shares of other investment companies involves substantially the same risks as investing directly in the underlying instruments that such investment companies hold, including the risk that the value of the portfolio securities may fluctuate in accordance with changes in the financial condition of their issuers, the value of stocks and other securities generally, and other market factors.  There can be no assurance that the investment objective of any investment company in which the Fund invests will be achieved.  Consequently, the Fund could lose money investing in another investment company if the prices of the securities owned by the investment company decline in value.

In addition, ETFs, BDCs, and closed end funds in which the Fund may invest are subject to the following risks that do not apply to open end funds: (i) market price of shares may trade above or below their NAV; (ii) an active trading market for shares may not develop or be maintained; and (iii) trading of shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading.  In the case of leveraged closed end funds, their share price and NAV may fluctuate to a greater extent and be more volatile than un-leveraged closed end funds.  All investment companies incur advisory fees and other expenses.  The Fund, as a stockholder, will indirectly bear its pro rata portion of such fees and expenses in addition to the Fund’s direct fees and expenses, so shareholders of the Fund will be subject to duplication of fees on investments by the Fund in other investment companies.  In addition, the Fund could incur a sales charge in connection with purchasing an investment company security or a redemption fee upon the redemption of such security.

Securities of Small and Mid-Capitalization Companies.  The Fund may invest in companies with small or mid sized capital structures (generally a market capitalization of $5 billion or less).  Accordingly, the Fund may be subject to the additional risks associated with investment in these companies.  The market prices of the securities of such companies tend to be more volatile than those of larger companies.  Further, these securities tend to trade at a lower volume than those of larger more established companies.  If the Fund is heavily invested in these securities and the value of these securities suddenly declines, that Fund will be susceptible to significant losses.

Preferred Stocks.  In addition to equity securities risk and possibly below investment grade securities risk, investment in preferred stocks involves certain other risks.  Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions.  Preferred stocks often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call.  In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.  Preferred stocks are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities.  Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities and U.S. government securities.

If the Fund owns preferred stock on which the dividend otherwise payable thereon is deferred, the Fund may be required to include the amount of the deferred dividend in its gross income for tax purposes despite the fact that it does not currently receive such amount.  In order to receive the special treatment accorded to RICs and their shareholders under the Code and to avoid federal income and/or excise taxes at the Fund level, the Fund may be required to distribute this income to its shareholders in the taxable year in which the income is included (without a corresponding receipt of cash).  See “Tax Considerations” in the SAI.  Therefore, the Fund may be required to pay out as an income distribution in any such taxable year an amount greater than the total amount of cash income the Fund actually received and to sell portfolio securities, including at potentially disadvantageous times or prices, to obtain cash needed for that distribution.

Convertible Securities.  Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable, nonconvertible, securities.  Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion.  The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates.  When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities.  However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise.  Convertible securities are also subject to credit risk, and are often lower-quality securities.

Foreign Securities.  The Fund may invest in securities of issuers domiciled outside the United States.  Investing in the securities of foreign companies may involve additional risks and considerations that are not typically associated with investing in the securities of U.S. companies.  Since the securities of foreign companies are normally denominated in foreign currencies, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.  As foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to U.S. companies, comparable information may not be readily available about certain foreign companies.  Some securities of foreign companies may be less liquid and more volatile than securities of comparable U.S. companies.  In addition, in certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in the securities of issuers domiciled in those countries.

U.S. Government Securities.  Historically, U.S. government securities have not been perceived to involve the general credit risks associated with investments in other types of debt securities and, as a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities.  Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate.  Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV.  In addition, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury.  Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market price of the securities.

Illiquid and Restricted Securities.  Liquidity relates to the ability of the Fund to sell a security in a timely manner at a price which reflects the value of the security.  The relative illiquidity of some of the Fund’s portfolio securities may adversely affect the ability of the Fund to dispose of such securities in a timely manner and at a fair price at times when it might be necessary or advantageous for the Fund to liquidate portfolio securities.  Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.  The risks associated with these investments will be greater during times the Fund’s operations require cash, such as if the Fund tenders for its Shares or pays distributions, and could result in the Fund borrowing to meet short term cash requirements or incurring capital losses on the sale of these investments.  The market for less liquid securities tends to be more volatile than the market for more liquid securities and market values of relatively illiquid securities may be more susceptible to change as a result of adverse publicity and investor perceptions than are the market values of more liquid securities.  Restricted securities have contractual restrictions on their public resale, which may make it more difficult to value them, limit the Fund’s ability to dispose of them, and lower the amount the Fund could realize upon their sale.

Counterparty Risk.  The Fund will be subject to credit risk with respect to the counterparties to a derivatives contract, repurchase agreement, loan of portfolio securities, or other obligation.  Certain entities that have served as counterparties have incurred significant losses and financial hardships, including bankruptcy, as a result of their exposure to assets or third party counterparties that have suffered liquidity or credit deterioration.  There can be no assurance that the Fund’s counterparties will not experience similar difficulties, possibly resulting in losses to the Fund.  If a counterparty becomes bankrupt, or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding.  The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Market Discount from Net Asset Value.  Shares of closed end funds frequently trade at a discount from their NAV.  This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of its investment activities.  This risk may be greater for investors expecting to sell their Shares in a relatively short period following completion of this rights offering since the NAV of the Shares will be reduced immediately following the rights offering because the Subscription Price will be below the NAV per Share on the Expiration Date and the Fund will bear the expenses of the rights offering.  Whether an investor will realize gain or loss on the sale of Shares will depend not on fluctuations in the Fund’s NAV per Share but entirely on whether the market price of the Shares at the time of sale is above or below the investor’s purchase price for the Shares.  Because the market price of the Shares will be determined by factors such as relative supply and demand for the Shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, it cannot predict whether the Shares will trade at, below, or above their NAV.  The Shares are designed primarily for long term investors and should not be considered a vehicle for trading purposes.  The NAV of the Shares will fluctuate with price changes of the Fund’s portfolio securities, and these fluctuations are likely to be greater in the case of a fund having a leveraged capital structure, such as the Fund.

Distribution Policy Risk.  The Fund currently seeks to make distributions to shareholders on a regular basis.  Such distributions are not tied to the Fund’s investment income and capital gains and do not represent yield or investment return on the Fund’s portfolio.  To the extent that the amount distributed in cash exceeds the total net investment income of the Fund, the assets of the Fund will decline.  A decline in Fund assets may result in an increase in the Fund’s expense ratio.  In addition, the maintenance of the Fund’s distribution policy may cause the Fund’s assets to be less fully invested than would otherwise be the case, which could reduce the Fund’s total investment return.  Furthermore, the Fund may need to raise additional capital in order to maintain the distribution policy.

Securities Lending Risk.  Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.  As a result, the value of the Fund Shares may fall, and there may be a delay in recovering the loaned securities.  The value of the Shares could also fall if a loan is called and the Fund is required to liquidate reinvested collateral at a loss or if the Investment Manager is unable to reinvest cash collateral at rates which exceed the costs involved.

Management Risk.  The Fund is subject to management risk because it is an actively managed investment portfolio.  The Investment Manager will seek to achieve the investment objectives of the Fund, but there can be no guarantee that it will do so.

Valuation Risk.  Unlike most publicly traded common stocks which trade on national exchanges, bonds generally do not trade on a central exchange.  Debt securities generally trade in the “over-the-counter” market.  Due to the lack of centralized information and trading, the valuation of bonds may carry more risk than that of publicly traded common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency, and inconsistency of valuation models and processes may lead to inaccurate asset pricing.  As a result, the Fund may be subject to the risk that when a security is sold in the market, the amount received by the Fund is less than the value of such security carried on the Fund’s books.

Anti-Takeover Provisions. The Fund has certain provisions in its Governing Documents that may be regarded as “anti-takeover” provisions.  These provisions could have the effect of limiting (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund’s freedom to engage in certain transactions, (iii) the ability of the Fund’s Trustees or shareholders to amend the Governing Documents or effectuate changes in the Fund’s management, or (iv) the ability of the Fund’s shareholders to make and arbitrate derivative claims against the Fund.  The overall effect of these provisions is to render more difficult the accomplishment of a merger with, or the assumption of control by a shareholder, or the conversion of the Fund to open end status.  These provisions may have the effect of depriving Fund shareholders of an opportunity to sell their shares at a premium above the prevailing market price by discouraging a third party from seeking to obtain control of the Fund.  See “Description of the Securities—Certain Anti-Takeover Provisions in the Governing Documents.”

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus and the SAI contain “forward-looking statements.”  Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms.  By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements.  Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of securities the Fund holds, the conditions in the U.S. and international financial and other markets, the price at which the Fund’s Shares will trade, and other factors discussed in the Fund’s periodic filings with the SEC.

Actual results could differ materially from those projected or assumed in the forward-looking statements.  The Fund’s future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Special Considerations and Risk Factors” section of this prospectus.  All forward-looking statements contained or incorporated by reference in this prospectus are made as of the date of this prospectus.  Except for the Fund’s ongoing obligations under the federal securities laws, the Fund does not intend, and it undertakes no obligation, to update any forward-looking statement.  Any forward-looking statements contained in this prospectus are excluded from the safe harbor protection provided by section 27A of the Securities Act.

Currently known risk factors that could cause actual results to differ materially from the Fund’s expectations include, but are not limited to, the factors described in the “Special Considerations and Risk Factors” section of this prospectus.  You are urged to review carefully that section for a more complete discussion of the risks of an investment in the Shares.

MANAGEMENT OF THE FUND

Board of Trustees

The management of the Fund, including general supervision and oversight of the duties performed by the Investment Manager, is the responsibility of the Board.  The Board is currently comprised of four Trustees, one of whom is an “interested person” (as defined in the 1940 Act) of the Fund.  For certain information regarding the Trustees and Officers of the Fund, see “Management of the Fund—Board of Trustees and Executive Officers” in the SAI.

The Investment Manager

The Fund’s Investment Manager is Bexil Advisers LLC, a Maryland limited liability company organized in 2010 and registered as an investment adviser under the Investment Advisers Act of 1940.  The Investment Manager became the investment manager of the Fund on February 1, 2011.  It does not currently manage any other investment companies, although its portfolio management personnel, individually and collectively, provide investment management services to two closed end funds and one open end fund (collectively, the “Fund Complex”) through an affiliated registered investment adviser and as internal management.  The Investment Manager’s principal business address is 11 Hanover Square, New York, New York 10005.  It is a wholly owned subsidiary of Bexil Corporation, a holding company whose principals and certain affiliated companies provide investment management services to registered investment companies and which has another subsidiary, Bexil Securities LLC, a broker-dealer.  Although the Fund is not obligated to deal with any particular broker, dealer, or group thereof, certain broker-dealers that the Investment Manager and its affiliates do business with may from time to time own more than 5% of the publicly traded common stock of certain such affiliates.

The Investment Manager manages the Fund’s portfolio and the investment and reinvestment of the Fund’s assets, including the regular furnishing of advice with respect to the Fund’s portfolio transactions, subject at all times to the control and oversight of the Board.  For these services, the Fund pays the Investment Manager a monthly fee at the annual rate of 0.95% of the Fund’s Managed Assets.  “Managed Assets” means the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities, which liabilities exclude debt relating to leverage, short term debt and the aggregate liquidation preference of any outstanding preferred stock.  During periods in which the Fund is utilizing leverage, the fees payable to the Investment Manager will be greater than if the Fund did not utilize a leveraged capital structure because the fees are calculated as a percentage of the Fund’s assets, including those purchased with leverage.  The Investment Management Agreement has an initial term of two years from its effective date of September 19, 2012.  Thereafter, the Board may annually consider the continuance of the Investment Management Agreement with the Investment Manager.  A discussion regarding the basis for the approval of the current Investment Management Agreement with the Investment Manager is available in the annual Fund’s report to shareholders for the fiscal year ended December 31, 2012.

The Investment Manager and its Affiliated Parties may also purchase Shares through the rights offering on the same terms as other shareholders to the extent any such Affiliated Party is a Record Date shareholder of the Fund.

Potential Conflicts of Interest.  Because the Investment Manager receives a fee based on assets, it will benefit from the increase in assets that will result from the rights offering.  It is not possible to state precisely the amount of additional compensation that the Investment Manager might receive as a result of the rights offering because it is not known how many Shares will be subscribed for and because the proceeds of the rights offering will be invested in additional portfolio securities, which will fluctuate in value.  However, assuming (i) all Rights are exercised, (ii) the Fund’s average weekly NAV during the fiscal year ending December 31, 2013 is $[_____] per Share (the NAV per Share on [_____], 2013), (iii) the Subscription Price is $[_____] per Share, which is [__]% of the last reported sale price of the Fund’s Shares on [_____], 2013), (iv) assuming, for purposes of this example, the Fund increases the dollar amount of leverage outstanding while maintaining in the fiscal year ending December 31, 2013 approximately the same percentage leverage to net assets employed at the average level during the period from the commencement of the Fund’s current fiscal year on January 1, 2013 through [_____], 2013, and (v) after giving effect to offering expenses, the Investment Manager would receive additional advisory fees of approximately [_____] for the fiscal year 2013 and would continue to receive additional advisory fees as a result of the rights offering, based on the Fund’s average weekly Managed Assets attributable to the Shares issued in the rights offering, thereafter.

Although the Fund is not obligated to deal with any particular broker, dealer, or group thereof, certain broker/dealers that the Affiliated Parties do business with may from time to time own more than 5% of the publicly traded common stock of the Affiliated Parties.

Portfolio Management

The daily portfolio management of the Fund is provided by the Investment Policy Committee of the Investment Manager (the “Committee”).  The name, title, length of service, and business experience of each member of the Committee is set forth below.  The SAI provides additional information about the Committee’s compensation, other accounts managed by each member of the Committee, and each member of the Committee’s ownership of securities in the Fund.

Thomas B. Winmill

Chairman of the Committee since February 2011

Mr. Winmill is the President, Chief Executive Officer, and a Trustee or Director of the Fund, Foxby Corp., and Midas Series Trust.  He is also the President, Chief Executive Officer, and General Counsel of the Investment Manager and Midas Management Corporation (both registered investment advisers, collectively the “Advisers”), Bexil Securities LLC and Midas Securities Group, Inc. (registered broker-dealers, collectively the “Broker-Dealers”), Bexil Corporation, and Winmill & Co. Incorporated (“Winco”).  He is a Director and Vice President of Global Income Fund, Inc.  He is a Director of Bexil American Mortgage Inc. and Castle Mortgage Corporation.  He is Vice President of Tuxis Corporation.  He is Chairman of the Investment Policy Committee of Midas Management Corporation, which currently manages Foxby Corp., Midas Magic, and Midas Perpetual Portfolio, and he is the portfolio manager of Midas Fund.  He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute and currently serves as an independent director of Eagle Bulk Shipping Inc. (NYSE:  EGLE).

John F. Ramírez

Director of Fixed Income since February 2011

Mr. Ramírez is General Counsel, Chief Legal Officer, Vice President, and Secretary of the Fund, the other investment companies in the Fund Complex and Tuxis Corporation.  He is Vice President, Associate General Counsel, and Secretary of the Advisers, the Broker-Dealers, Bexil Corporation, and Winco.  He is the Director of Fixed Income of the Investment Policy Committee of Midas Management Corporation.  He also is a member of the New York State Bar and the Chief Compliance Officer Committee and the Compliance Advisory Committee of the Investment Company Institute.

Heidi Keating (also known as Irene K. Kawczynski)

Vice President – Trading since February 2011

Ms. Keating is Vice President of the Fund, the other investment companies in the Fund Complex, the Advisers, Bexil Corporation, Winco, and Tuxis Corporation. She is Vice President – Trading of the Investment Policy Committee of Midas Management Corporation.

Mark C. Winmill

Chief Investment Strategist since May 2012

Mr. Mark Winmill is Vice President of the other investment companies in the Fund Complex and Executive Vice President of the Investment Manager and Midas Management Corporation.  He is a member of the Investment Policy Committee of Midas Management Corporation.  He is President, Chief Executive Officer, and a Director of Global Income Fund, Inc. and Tuxis Corporation.  He is Executive Vice President and a Director of Winco, Vice President of Bexil Corporation, and a principal of the Broker-Dealers.  He is also a Director of the New York Self Storage Association.

Custodian, Securities Lending Counterparty and Provider of Credit Facilities, and Transfer and Dividend Disbursing Agent

State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, MO 64105, acts as Custodian of the Fund’s investments and may appoint one or more sub-custodians.  The Custodian is responsible for the safekeeping of Fund assets and, with its affiliates, acts as a securities lending and borrowing agent and a securities broker for portfolio transactions by the Fund. The Fund has entered into the CFA and Lending Agreement with BNP.  American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219, acts as the Fund’s Transfer and Dividend Disbursing Agent and Plan Agent for the Fund’s Dividend Reinvestment Plan.

Fund Expenses

The Fund pays all the expenses required for the conduct of its business including, but not limited to: fees of the Investment Manager; fees and commissions in connection with the purchase and sale of portfolio securities for the Fund; costs, including the interest expense, of borrowing money; fees and premiums for the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance; taxes levied against the Fund and the expenses of preparing tax returns and reports; auditing fees and expenses; legal fees and expenses (including reasonable fees for legal services rendered to the Fund by the Investment Manager or its affiliates); salaries and other compensation of (1) any of the Fund’s officers and employees who are not officers, directors, shareholders or employees of the Investment Manager or any of its affiliates, and (2) the Fund’s chief compliance officer to the extent determined by the Independent Trustees; fees and expenses incidental to Board and shareholder meetings of the Fund, the preparation and mailings of proxy material, prospectuses, and reports of the Fund to its shareholders, the filing of reports with regulatory bodies, and the maintenance of the Fund’s legal existence; costs of the listing (and maintenance of such listing) of the Fund’s shares on stock exchanges, and the registration of shares with Federal and state securities authorities; payment of dividends; costs of stock certificates; fees and expenses of the Independent Trustees; fees and expenses for accounting, administration, bookkeeping, broker/dealer record keeping, clerical, compliance, custody, dividend disbursing, fulfillment of requests for Fund information, proxy soliciting, securities pricing, registrar, and transfer agent services (including costs and out-of-pocket expenses payable to the Investment Manager or its affiliates for such services); costs of necessary office space rental and Fund web site development and maintenance; costs of membership dues and charges of investment company industry trade associations; and such non-recurring expenses as may arise, including, without limitation, actions, suits or proceedings affecting the Fund and the legal obligation which the Fund may have to indemnify its officers and Trustees or settlements made.

The Investment Manager will supply the Fund and the Board with reports and statistical data, as reasonably requested.  In addition, if requested by the Board, the Investment Manager or its affiliates may provide services to the Fund such as, without limitation, accounting, administration, bookkeeping, broker/dealer record keeping, clerical, compliance, custody, dividend disbursing, fulfillment of requests for Fund information, proxy soliciting, securities pricing, registrar, and transfer agent services. Any reports, statistical data, and services so requested or approved by the Board, and supplied or performed will be for the account of the Fund and the costs and out-of-pocket charges of the Investment Manager and its affiliates in providing such reports, statistical data, or services shall be paid by the Fund, subject to periodic reporting to and examination by the Independent Trustees.

Portfolio Transactions

Under the Investment Management Agreement, the Investment Manager shall direct portfolio transactions to broker-dealers for execution on terms and at rates which it believes, in good faith, to be reasonable in view of the overall nature and quality of services provided by a particular broker-dealer, including brokerage and research services. Subject to the foregoing and applicable laws, rules, and regulations, the Investment Manager may also allocate portfolio transactions to broker-dealers that remit a portion of their commissions as a credit against Fund expenses. With respect to brokerage and research services, the Investment Manager may consider in the selection of broker-dealers, brokerage or research provided and payment may be made of a fee higher than that charged by another broker-dealer that does not furnish brokerage or research services or that furnishes brokerage or research services deemed to be of lesser value, so long as the criteria of applicable provisions of the Securities Exchange Act of 1934, as amended, or other applicable laws are met.

Although the Investment Manager may direct portfolio transactions without necessarily obtaining the lowest price at which a broker-dealer, or another, may be willing to do business, the Investment Manager shall seek the best value for the Fund on each trade that circumstances in the market place permit, including the value inherent in on-going relationships with quality brokers.  To the extent any such brokerage or research services may be deemed to be additional compensation to the Investment Manager from the Fund, it is authorized by the terms of the Investment Management Agreement.

The Investment Manager may place brokerage for the Fund through an affiliate of the Investment Manager, provided that such brokerage is undertaken in compliance with applicable law.  The Investment Manager’s fees under the Investment Management Agreement will not be reduced by reason of any commissions, fees or other remuneration received by an affiliate of the Investment Manager from the Fund for brokerage services.

CALCULATION OF NET ASSET VALUE PER SHARE

The NAV per Share is computed as of the close of regular trading on the NYSE (ordinarily 4:00 p.m., ET), once a week on the last business day of each week on which the NYSE is open and on the last business day of each month on which the NYSE is open.  The NYSE is scheduled to be open Monday through Friday throughout the year except for New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.  When the NYSE is closed, the Fund will generally be closed and NAV calculations will not be made.

The Fund’s NAV per Share is computed by adding the value of all securities and other assets in the Fund’s portfolio, deducting any liabilities (including accrued expenses, dividends payable on common stock and any borrowings of the Fund), and dividing the result by the number of Shares outstanding.  Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade.  Most equity securities for which the primary market is in the United States are valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price.  Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded.  If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used.  Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts.  Certain of the securities in which the Fund may invest are priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities.  Bonds may be valued according to prices quoted by a bond dealer that offers pricing services.  Open end investment companies are valued at their NAV.  Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager under the direction of or pursuant to procedures established by the Board.  Due to the inherent uncertainty of valuation, these values may differ from the value that would have been used had a readily available market for the securities existed.  These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value.  The use of fair value pricing by the Fund may cause the NAV of its shares to differ from the net asset value that would be calculated using market prices.

MARKET PRICE INFORMATION

The Shares trade on the NYSE under the symbol “DNI.”  The following table sets forth for the calendar quarters indicated: (i) the high and low closing sales prices per Share as reported by the NYSE; (ii) the NAV per Share on the day of the high or low closing sales price; and (iii) the percentage by which the Shares traded at a premium over, or discount from, the Fund’s high and low NAVs per Share.  The information in the table has been restated to reflect the effects of a 1-for-4 reverse stock split effective as of the start of trading on the NYSE on December 10, 2012.

Quarter Ended	High Sales Price	High Net Asset Value	Premium (Discount) to High NAV	Low Sales Price	Low Net Asset Value	Premium (Discount) to Low NAV

03/31/11	$16.89	$18.88	(10.54)	$15.90	$17.84	(10.87)
06/30/11	$17.24	$18.96	(9.07)	$15.77	$17.68	(10.80)
09/30/11	$16.78	$17.82	(5.84)	$13.16	$16.00	(17.75)
12/31/11	$14.56	$17.12	(14.95)	$12.97	$15.24	(14.90)
3/31/12	$14.60	$16.48	(11.41)	$13.32	$15.60	(14.62)
6/30/12	$14.52	$16.28	(10.81)	$13.08	$15.00	(12.80)
9/30/12	$14.72	$15.84	(7.07)	$13.32	$15.28	(12.83)
12/31/12	$14.68	$16.12	(8.93)	$12.96	$15.12	(14.29)
3/31/13	$15.36	$17.28	(11.11)	$13.79	$15.89	(13.22)
6/30/13	$16.74	$18.11	(7.56)	$15.15	$17.08	(11.30)

The Shares have traded in the market above, at, and below NAV since the commencement of the Fund’s operations in June 1998.  The Fund’s current managed distribution policy seeks to provide shareholders with a relatively stable cash flow and to attempt to reduce or eliminate the Fund’s market price discount to its NAV per share.  The policy may be changed or discontinued without notice, however, and there can be no assurance that such policy has had this effect in the past or will have this intended effect in the future.

If Shares publicly trade for a substantial period of time at a substantial discount from NAV, the Board may consider, from time to time, authorizing various actions designed to reduce the discount, which may include periodic repurchases of, or tender offers for, the Shares.  No assurance can be given that the Board will undertake any such action or that if repurchases are made, the Shares will thereafter trade at a price that is close to or equal to NAV. See “Description of the Securities– Share Repurchases and Tender Offers.”

On [_____], 2013, the last reported sales price of the Shares on the NYSE was $[____] and its NAV per Share was $[____], representing a [premium/discount] from NAV per Share of [___]%.

DISTRIBUTION POLICY

The Fund currently has a policy of making regular managed dividend payments or other distributions to its shareholders.  Dividends and other distributions generally will be taxable to shareholders whether they are reinvested in Shares or received in cash, although amounts treated as a tax-free return of capital will reduce a shareholder’s adjusted basis in its Shares, thereby increasing the shareholder’s potential gain or reducing its potential loss on the subsequent sale of those Shares.  To the extent required by the 1940 Act and other applicable laws, a notice normally will accompany each distribution indicating the source(s) of the distribution when it is from a source other than the Fund’s accumulated undistributed net income or net income for the current or preceding fiscal year.  The Board reserves the right to change or eliminate the Fund’s distribution policy any time without notice.

If, with respect to any distribution, the sum of previously undistributed net investment income and net realized capital gains is less than the amount of the distribution, the difference, i.e., the return of capital, normally will be charged against the Fund’s capital. If, for any taxable year of the Fund (which, like its fiscal year, ends on December 31), the total distributions exceed the sum of the Fund’s net investment income and net realized capital gains, the excess will generally be treated first as ordinary dividend income (up to the amount, if any, of the Fund’s current and accumulated earnings and profits, which takes into account taxable distributions) and then as a return of capital (tax-free for a shareholder up to the amount of its tax basis in its Shares).  See “Tax Considerations” in the SAI.  The Fund’s final distribution, if any, in each calendar year may include any remaining net investment income undistributed during the year, as well as all undistributed net capital gains realized during the year.

If the Fund’s investments do not generate sufficient income, the Fund may be required to liquidate a portion of its portfolio to fund these distributions, and therefore these payments may represent a reduction of the shareholders’ principal investment.  If the Fund distributes amounts in excess of its net investment income and realized net capital gains, such distributions will decrease the Fund’s capital and, therefore, have the potential effect of increasing the Fund’s expense ratio.  To make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when it would otherwise not do so.

Under the 1940 Act, the Fund may not declare any dividend or other distribution upon any capital shares, or purchase any such capital shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or other distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, other distribution, or purchase price, as the case may be.  In addition, certain lenders may impose additional restrictions on the payment of dividends or other distributions on the Shares in the event of a default on the Fund’s borrowings.  Any limitation on the Fund’s ability to make distributions to the holders of its common stock could, under certain circumstances, impair its ability to maintain its qualification for taxation as a RIC.  See “Tax Considerations” in the SAI.

DIVIDEND REINVESTMENT PLAN

The Fund has a Dividend Reinvestment Plan (the “Plan”).  Each registered shareholder of the Fund will automatically be a participant in the Plan, unless the shareholder specifically elects to receive all dividends and capital gains in cash paid by check mailed directly to the shareholder by American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219, 1-800-278-4353, as agent under the Plan (the “Agent”).  The Agent will open an account for each shareholder under the Plan in the same name in which such shareholder’s Shares are registered.

Whenever the Fund declares a capital gain distribution or an income dividend payable in Shares or cash, participating shareholders will take the distribution or dividend entirely in Shares and the Agent will automatically receive the Shares, including fractions, for the shareholder’s account in accordance with the following:  Whenever the Market Price (as defined below) per Share is equal to or exceeds the NAV per Share at the time Shares are valued for the purpose of determining the number of Shares equivalent to the cash dividend or capital gain distribution (the “Valuation Date”), participants will be issued additional Shares equal to the amount of such dividend divided by the lower of the Fund’s NAV per Share or the Fund’s Market Price per Share.  Whenever the Market Price per Share is less than such NAV on the Valuation Date, participants will be issued additional Shares equal to the amount of such dividend divided by the Market Price.  The Valuation Date is the business day before the dividend or distribution payment date.

If the Fund should declare a dividend or capital gain distribution payable only in cash, the Agent will, as purchasing agent for the participating shareholders, buy Shares in the open market, or elsewhere, for such shareholders’ accounts after the payment date, except that the Agent will endeavor to terminate purchases in the open market and cause the Fund to issue the remaining Shares if, following the commencement of the purchases, the Market Price of the Shares exceeds the NAV.  These remaining Shares will be issued by the Fund at a price equal to the lower of the Fund’s NAV per Share or the Market Price.  In a case where the Agent has terminated open market purchases and caused the issuance of remaining Shares by the Fund, the number of Shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for Shares purchased in the open market and the price at which the Fund issues remaining Shares.  To the extent that the Agent is unable to terminate purchases in the open market before it has completed its purchases, or remaining Shares cannot be issued by the Fund because the Fund declared a dividend or distribution payable only in cash, and the Market Price exceeds the NAV of the Shares, the average Share purchase price paid by the Agent may exceed the NAV of the Shares, resulting in the acquisition of fewer Shares than if the dividend or capital gain distribution had been paid in Shares issued by the Fund.  The Agent will apply all cash received as a dividend or capital gain distribution to purchase shares on the open market as soon as practicable after the payment date of the dividend or capital gain distribution, but in no event later than 45 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

For all purposes of the Plan: (a) the “Market Price” of the Shares on a particular date shall be the average of the volume weighted average sale prices or, if no sale occurred then the mean between the closing bid and asked quotations, for the Shares quoted on the NYSE on each of the five business days the Shares traded ex-dividend on the NYSE  immediately prior to such date, and (b) the NAV per Share on a particular date shall be as determined by or on behalf of the Fund.

The open market purchases provided for above may be made on any securities exchange on which the Shares are traded, in the over the counter market, or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine.  Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within 45 days after the initial date of such purchase as provided in the Plan, or with the timing of any purchases effected.  The Agent shall have no responsibility as to the value of the Shares acquired for the shareholder’s account.

The Agent will hold Shares acquired pursuant to the Plan in non-certificated form in the Agent’s name or that of its nominee.  At no additional cost, a shareholder participating in the Plan may send to the Agent for deposit into its Plan account those certificate shares of the Fund in its possession.  These Shares will be combined with those unissued full and fractional Shares acquired under the Plan and held by the Agent. Shortly thereafter, such shareholder will receive a statement showing its combined holdings.  The Agent will forward to the shareholder any proxy solicitation material and will vote any Shares so held for the shareholder only in accordance with the proxy returned by the shareholder to the Fund.

The Agent will confirm to the shareholder each acquisition for the shareholder’s account as soon as practicable but not later than 60 days after the date thereof.  Although the shareholder may from time to time have an individual fractional interest (computed to three decimal places) in a Share, no certificates for fractional Shares will be issued.  However, dividends and distributions on fractional Shares will be credited to shareholders’ accounts.  In the event of a termination of a shareholder’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the opening market value of the Shares at the time of termination.

Any stock dividends or split Shares distributed by the Fund on Shares held by the Agent for the shareholder will be credited to the shareholder’s account.  In the event that the Fund makes available to the shareholder the right to purchase additional Shares or other securities, the Shares held for a shareholder under the Plan will be added to other Shares held by the shareholder in calculating the number of rights to be issued to such shareholder.  Transaction processing may either be curtailed or suspended until the completion of any stock dividend, stock split, or corporate action.

The Agent’s service fee for handling capital gain distributions or income dividends will be paid by the Fund.  The shareholder will be charged a pro rata share of brokerage commissions on all open market purchases.  The shareholder may terminate the account under the Plan by notifying the Agent.  A termination will be effective immediately if notice is received by the Agent three days prior to any dividend or distribution payment date.  If the request is received less than three days prior to the payment date, then that dividend will be invested, and all subsequent dividends will be paid in cash.

The above terms and conditions may be amended or supplemented by the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority, only by mailing to the shareholder appropriate written notice at least 30 days prior to the effective date thereof.  The amendment or supplement shall be deemed to be accepted by the shareholder unless, prior to the effective date thereof, the Agent receives written notice of the termination of such shareholder’s account under the Plan.  Any such amendment may include an appointment by the Fund of a successor agent in its place and stead under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent.  Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent all dividends and distributions payable on Shares held in the shareholder’s name or under the Plan for retention or application by such successor Agent as provided in the Plan.

In the case of shareholders, such as banks, brokers or nominees, which hold Shares for others who are the beneficial owners, the Agent will administer the Plan on the basis of the number of Shares certified from time to time by the shareholders as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

Under the Plan, the Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under the Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless the errors are caused by its negligence, bad faith or willful misconduct or that of its employees.  Neither the Fund or the Agent will be liable for any act performed in good faith or for any good faith omission to act, including without limitation, any claim of liability arising out of (i) failure to terminate a shareholder’s account, sell shares, or purchase shares, (ii) the prices which shares are purchased or sold for the shareholder’s account, and (iii) the time such purchases or sales are made, including price fluctuation in market value after such purchases or sales.

The automatic reinvestment of dividends and distributions will not relieve participants in the Plan of any federal, state or local income taxes that may be payable (or required to be withheld) on such dividends and distributions.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan.  If the Market Price of plus commissions on the Shares is above their NAV, participants in the Plan will receive Shares at less than they could otherwise purchase them and will have Shares with a cash value greater than the value of any cash dividend or distribution they would have received on their Shares.  If the Market Price of, plus commissions on Shares is below their NAV, participants will receive distributions in Shares with a NAV greater than the value of any cash distribution they would have received on their Shares.  However, there may be insufficient Shares available in the market to make distributions in Shares at prices below the NAV.  Also, since the Fund does not redeem its Shares, the price on resale may be more or less than the NAV.

The Fund reserves the right to amend or terminate the Plan at any time.  There is no direct service charge to participants in the Plan, although the Fund reserves the right to amend the Plan to include a service charge payable by participants in the Plan.

All communications concerning the Plan should be directed to the Plan Agent at American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219, 1-800-278-4353.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE OFFERING

This section describes the material federal income tax consequences of the receipt of the Rights and the subsequent exercise or expiration of the Rights. This section applies to you only if (1) you are a “United States person” (as defined below) who beneficially owns Rights, (2) you are not a member of a special class of holders subject to special federal tax rules (including those enumerated below), (3) you acquire the Rights pursuant to the offering described herein (in this section, “Offer”), and (4) you hold the Rights as capital assets for federal income tax purposes.  (A person who satisfies all those requirements is referred to below as a “Holder.”)

The term “United States person” means any of the following:

•	a citizen or resident of the United States;

•
a corporation or partnership (or other entity treated as such) that is created or organized in the United States or under the law of the United States or of any state thereof or the District of Columbia;

•
any estate other than an estate the income of which, from non-U.S. sources that is not effectively connected with the conduct of a trade or business within the United States, is not includible in gross income; and

•	any trust if a U.S. court can exercise primary supervision over the trust’s administration and one or more United States persons have the authority to control all substantial decisions of the trust.

The persons subject to special federal tax rules and thus excluded from the definition of “Holder” include the following:  (1) a dealer in securities, (2) a trader in securities that elects to use a mark-to-market method of accounting for securities holdings, (3) a tax-exempt organization, (4) a life insurance company, (5) a person liable for federal alternative minimum tax, (6) a person that actually or constructively owns 10% or more of the Fund’s voting stock, (7) a person that holds Rights as part of a straddle or a hedging or conversion transaction, (8) a person deemed to sell Rights in a constructive sale transaction, (9) a person owning Rights through a partnership or other pass-through entity, (10) a person whose functional currency is not the U.S. dollar, and (11) a person who is a U.S. expatriate.

This section does not consider the specific facts and circumstances that may be relevant to a particular Holder and does not address the treatment of a Holder under the laws of any state, local, or foreign taxing jurisdiction.  This section is based on the Code, its legislative history, the final, temporary, and proposed regulations thereunder, court decisions, and published administrative pronouncements, all as in effect on the date of this prospectus, and all of which are subject to change, possibly retroactively.

If a partnership holds Rights, the income tax treatment of a partner will generally depend on the status of the partner and the tax treatment of the partnership.  A partner in a partnership holding Rights should consult its tax advisor with regard to the income tax treatment of the Rights.

You should consult a tax advisor regarding the tax consequences of acquiring, holding, and exercising Rights, and of allowing Rights to expire, in your particular circumstances, as well as any tax consequences that may arise under the laws of any state, local, or foreign taxing jurisdiction.

Receipt of Rights.  A Holder’s receipt of Rights should not constitute a taxable event to the Holder for federal income tax purposes.  (The remainder of this section assumes that result.)

Basis in and Holding Period of Rights.  A Holder’s tax basis in Rights issued to it will be zero, and its holding period therefor will begin on the day after the Rights are issued, unless either (1) the fair market value of the Rights on the date they are issued is 15% or more of the value of the Shares with respect to which the Rights were issued (“Old Shares”), which the Fund does not expect, or (2) the Holder elects to allocate to the Rights a portion of its basis in the Old Shares (“Election”).  If either (1) or (2) applies, basis will be allocated in proportion to the relative fair market values of the Old Shares and the Rights on the date the Rights are issued, and the Holder’s holding period for the Rights will include its holding period for the Old Shares.  A Holder who wishes to make the Election must attach a statement to that effect to its income tax return for the taxable year in which the Rights are received.  The Election will apply to all Rights the Holder receives pursuant to the Offer and, once made, will be irrevocable.  If, as the Fund expects, the value of the Rights a Holder receives is less than 15% of the value of its Old Shares, the Holder should consult its own tax advisor regarding the advisability of making the Election.  The Fund will not, however, make any determination regarding the fair market value of the Rights.

Expiration of Rights.  If a Holder does not exercise its Rights and they expire, the Holder should not recognize a loss for federal income tax purposes (even if the Holder has a tax basis in the Rights).  Instead, if the Holder had previously allocated to the Rights a portion of the tax basis in its Old Shares, that basis will be reallocated to the Old Shares.

Exercise of Rights.  A Holder will not recognize taxable income on the exercise of Rights.  A Holder’s basis in any Share acquired on the exercise of Rights (“New Share”) will equal the sum of the basis, if any, in those Rights and the Subscription Price for the New Share.  A Holder’s holding period for a New Share will begin with and include the date of exercise of the related Rights.

Employee Plan Considerations

Shareholders that are (1) employee benefit plans (including corporate savings and Code section 401(k) plans) subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), (2) other tax-qualified retirement plans (including so-called “Keogh plans” of self-employed individuals), or (3) individual retirement accounts (“IRAs”) (each, a “Benefit Plan”) should be aware that additional contributions of cash to a Benefit Plan (other than certain rollover contributions or trustee-to-trustee transfers from other Benefit Plans) in order to exercise Rights would be treated as Benefit Plan contributions and, when taken together with contributions previously made thereto, may subject the Benefit Plan to a federal excise tax for excess or nondeductible contributions.  In the case of a Benefit Plan qualified under Code section 401(a), additional cash contributions could cause the maximum contribution limitations of Code section 415 or other qualification rules to be violated.  A Benefit Plan contemplating receiving additional cash contributions to exercise Rights should consult with its counsel before doing so.

Benefit Plans and other tax-exempt entities, including governmental plans, also should be aware that if they borrow to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income under Code section 511.  If any portion of an IRA is used as security for a loan, that portion is also treated as a distribution to the IRA depositor.

ERISA contains prudence and fiduciary responsibility requirements, and ERISA and the Code contain prohibited transaction rules, that may affect the exercise of Rights.  Among the prohibited transaction exemptions the Department of Labor has issued that may exempt a Benefit Plan’s exercise of Rights are those governing purchases of shares in investment companies and covering sales of securities.  Due to the complexity of these rules and the penalties for noncompliance, participants who hold Shares in a Benefit Plan should consult with their counsel and other advisors regarding the consequences of their exercise of Rights under ERISA and the Code.

DESCRIPTION OF THE SECURITIES

Common Stock

The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $0.01 per share, all of which shares, as of the date of this prospectus, are classified as shares of beneficial interest.  The Board may, however, authorize and issue such other securities of the Fund as it determines to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Board sees fit, including rights to purchase shares, preferred interests, debt securities or other senior securities.  In addition, the Board may from time to time divide or combine the Shares into a greater or lesser number without materially changing the proportionate beneficial interest in the Shares.

All Shares issued by the Fund in accordance with its Trust Instrument are fully paid and non-assessable.  All Shares have the same dividend, distribution, and voting rights and have no preemptive, conversion, exchange, or redemption rights. Shareholders are entitled to share pro rata  in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund.  Shareholders are entitled to one vote for each share held.

The Fund may use leverage through Senior Securities. If the Board were to determine to leverage the Fund’s common stock through the issuance of preferred shares, the Fund would reclassify an amount of unissued shares as preferred shares and at that time offer preferred shares representing up to approximately 50% of the Fund’s total assets immediately after the issuance of such preferred shares.  If the Fund were to issue preferred shares, and so long as any of the Fund’s preferred shares remained outstanding, holders of the Fund’s common shares would not be entitled to receive any net income of or other distributions from the Fund unless all accumulated dividends on any such preferred shares have been paid, and unless asset coverage (as defined under the 1940 Act) with respect to the preferred stock would be at least 200% after giving effect to such distributions. See “Special Considerations and Risk Factors—Risks of Investing in the Fund—Leverage and Borrowing Risk” for a discussion of the potential effects and limitations of such borrowing on the Shares.

Share Repurchases and Tender Offers

Shares of closed end funds frequently trade at discounts from NAV.  The Investment Manager cannot predict whether the Shares will trade above, at, or below their NAV.  The market price of the Shares will be determined by, among other things, the supply and demand for the Shares, the Fund’s investment performance, and investor perception of the Fund’s overall attractiveness as an investment as compared with alternative investments.  If Shares publicly trade for a substantial period of time at a substantial discount from the Fund’s then current NAV per Share, the Board may consider, from time to time, authorizing various actions designed to eliminate the discount.  The actions considered by the Board may include periodic repurchases of, or tender offers for, the Shares.  The Board would consider all relevant factors in determining whether to take any such actions, including the effect of such actions on the Fund’s status as a RIC (see “Tax Considerations” in the SAI), and the availability of cash to finance any such repurchases in view of the restrictions on the Fund’s ability to borrow.  No assurance can be given that Share repurchases will be made or that, if made, they will reduce or eliminate market discount.  Should any such repurchases be made in the future, it is expected that they would be made at prices at or below the NAV per Share.  Any such repurchases would cause the Fund’s net assets to decrease, which may have the effect of increasing the Fund’s expense ratio.

Under certain circumstances, a shareholder vote may be required to authorize periodic repurchases of the Shares.  In considering whether to recommend to shareholders such authorization, the Board similarly would consider a number of factors including limitations that may be placed on the Fund’s investment policies as a consequence of such repurchase policy.

Preferred Shares

It is anticipated that if the Board determines to issue preferred shares, those shares will be issued in one or more series, with rights as determined by the Board, by Board action without the approval of the holders of the Shares.  Under the 1940 Act, the Fund may have more than one series of preferred shares outstanding so long as no single series has a priority over another series as to the distribution of assets of the Fund or the payment of dividends.  Holders of the Shares have no preemptive right to buy any preferred shares that may be issued.  It is anticipated that the NAV per share of the preferred shares, if issued, will equal its original purchase price per share plus accumulated dividends per share.

Liquidation Preference.  In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of preferred shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus an amount equal to accumulated and unpaid dividends, whether or not earned or declared) before any distribution of assets is made to holders of the Shares.  After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares will not be entitled to any further participation in any distribution of assets by the Fund.  A consolidation or merger of the Fund with or into any other entity or entities or a sale of all or substantially all of the assets of the Fund will not be deemed to be a liquidation, dissolution, or winding up of the Fund.

Voting Rights. The 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two Trustees at all times and, subject to the prior rights, if any, of holders of any other class of senior securities outstanding, to elect a majority of the Trustees at any time that two full years’ dividends on any preferred shares are unpaid.  In addition to any approval by shareholders that might otherwise be required, the 1940 Act also requires the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, to (a) adopt any plan of reorganization that would adversely affect the preferred shares and (b) take any action requiring a vote of security holders pursuant to Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s subclassification as a closed end fund or changes in its fundamental investment restrictions.  See “Certain Anti-Takeover Provisions in the Governing Documents” below concerning voting requirements for conversion of the Fund to an open end fund.  In addition, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of preferred shares that are issued likely will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the 1940 Act), and will vote together with holders of common shares as a single class.

The affirmative vote of the holders of a majority of the outstanding preferred shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights, or powers of holders of preferred shares so as to affect materially and adversely such preferences, rights, or powers, or increase or decrease the number of preferred shares.  The class vote of holders of preferred shares described above will in each case be in addition to any other vote required to authorize the action in question.

Redemption, Purchase, and Sale of Preferred Stock by the Fund.  The terms of any preferred shares that are issued are expected to provide that such preferred shares are redeemable by the Fund in whole or in part at the original purchase price per share plus accumulated dividends per share, that the Fund may tender for or repurchase preferred shares and that the Fund may subsequently resell any shares so tendered for or repurchased.  Any redemption or repurchase of preferred shares by the Fund will reduce the leverage applicable to Shares, while any resale of shares by the Fund will increase such leverage.

The discussion above describes the currently anticipated terms of an offering of preferred shares if, and only if, the Board were to elect to issue preferred shares to leverage the Shares.  If the Board determines to proceed with such an offering, the terms of the preferred shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund’s Trust Instrument, as amended or supplemented.  The Board, without the approval of the holders of the Shares, may authorize an offering of preferred shares or may determine not to authorize such an offering, and may fix the terms of the preferred shares to be offered.

Certain Anti-Takeover Provisions in the Governing Documents

The Fund currently has provisions in its Governing Documents (i.e., its Trust Instrument and Bylaws) which could have the effect of limiting (i) the ability of other entities or persons to acquire control of the Fund; (ii) the Fund’s freedom to engage in certain transactions; (iii) the ability of the Fund’s Trustees or shareholders to amend the Governing Documents or effectuate changes in the Fund’s management; or (iv) the ability of the Fund’s shareholders to make and arbitrate derivative claims against the Fund.  These provisions of the Governing Documents of the Fund may be regarded as “anti-takeover” provisions.

Pursuant to the Fund’s Governing Documents, the Board is divided into three classes, each having a term of three years.  Each year the term of one class of Trustees will expire.  Each Trustee serves for a three year term and until his or her successor is elected and qualified.  Accordingly, only those Trustees in one class may be changed in any one year, and it would require a minimum of two years to change the majority of the Board.  Unless all nominees for Trustee are approved by a majority of the Continuing Trustees (as defined in the Trust Instrument), an affirmative vote of at least 75% of the outstanding shares of the Fund entitled to be voted are required to elect a Trustee.  If all nominees for Trustee are approved by a majority of the Continuing Trustees, a plurality of all the votes cast at a meeting at which a quorum is present shall be sufficient to elect a Trustee. The Fund’s Trust Instrument provides that a Trustee may only be removed for cause and only by action of shareholders with at least 75% of the votes then entitled to be cast in an election of Trustees, or, in the case of Trustees elected by holders of senior securities, if any, only by the action of the holders of such senior securities with at least 75% of the votes then entitled to be cast by the holders of such senior securities.

The Trust Instrument provides that the affirmative vote of at least 75% of the outstanding shares of the Fund entitled to be voted on the matter is required to approve, adopt, or authorize any of the following transactions:

•	a merger or consolidation or statutory share exchange of the Fund with any other entity, other than an entity that is 90% or more owned by the Fund;

•	a sale of all or substantially all of the assets of the Fund (other than in the regular course of its investment activities); or

•	a liquidation or dissolution of the Fund

unless such action has been approved, adopted or authorized by the affirmative vote of at least 75% of the total number of Trustees, in which case the affirmative vote of the holders of a majority of the Fund’s outstanding shares is required.

The Trust Instrument also provides that amendment of the Trust Instrument to convert the Fund into an open end investment company requires the affirmative vote of (i) at least 75% of the total number of Trustees, including a majority of Trustees who are not “interested” in the Fund (as defined by the 1940 Act) (“Independent Trustees”); (ii) at least 75% of the outstanding shares of the Fund (which includes common shares and preferred shares together); and (iii) at least 75% of all votes of preferred shares, if any of the Fund, voting as a separate class.  There is no assurance that a favorable shareholder vote could be achieved.  Such a vote also would satisfy a separate requirement in the 1940 Act that the change be approved by the shareholders.  Conversion of the Fund to an open end fund would require the redemption of any outstanding preferred shares and any indebtedness not constituting bank loans, which could eliminate or alter the leveraged capital structure of the Fund with respect to the common shares of beneficial interest.  Following any such conversion, it is also possible that certain of the Fund’s investment policies and strategies would have to be modified to assure sufficient portfolio liquidity.  Such requirement could cause the Fund to dispose of portfolio securities or other assets at a time when it is not advantageous to do so, and could adversely affect the ability of the Fund to meet its investment objectives.  In the event of conversion, the shares would cease to be listed on the NYSE or other national securities exchange or market system.  Shareholders of an open end fund may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of redemption.  The Fund expects to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities.  If a payment in securities were made, investors may incur brokerage costs in converting such securities to cash.  If the Fund were converted to an open end fund, it is possible that new shares of beneficial interest would be sold at NAV plus a sales load.

The Trust Instrument provides that only the Board, including the vote of the majority of the Continuing Trustees, shall fix the number of Trustees on the Board.  In addition, the Bylaws vest in the Board the sole power to fill any vacancies on the Board (including an vacancy resulting from an increase in the size of the Board) with the affirmative vote of a majority of the members of a committee of the Board (as provided for in the Bylaws) consisting of the remaining Continuing Trustees in office, even if the remaining Continuing Trustees do not constitute a quorum.  Any Trustee elected to fill a vacancy shall hold office for the remainder of the full term of the trusteeship in which the vacancy occurred and until a successor is elected and qualifies.

The Bylaws provide that, with respect to annual meetings of shareholders, nominations of persons for election to the Board and the proposal of other business to be considered by the shareholders may be made only: (i) pursuant to the Fund’s notice of meeting; (ii) by or at the direction of the Board; or (iii) by any shareholder who is entitled to vote at the meeting, is a shareholder of the Fund at the time of the meeting, and who has complied with certain procedural and informational requirements of the Bylaws. With respect to special meetings of shareholders, only the business specified in the Fund’s notice of the meeting may be brought before the meeting.  Nominations of persons for election to the Board may be made at a special meeting of shareholders at which Trustees are to be elected: (i) pursuant to the Fund’s notice of meeting; (ii) by or at the direction of the Board; or (iii) provided that the Board has determined that the Trustees shall be elected at such special meeting, by any shareholder who is entitled to vote at the meeting, is a shareholder of the Fund at the time of the giving of notice of such meeting and at the time of the meeting, and who has complied with certain procedural and informational requirements of the Bylaws.  Nominees for election as Trustee meet certain qualifications set forth in the Bylaws, including the Fund’s Conflict of Interest and Corporate Opportunities Policy.

The Bylaws provide that special meetings of shareholders may be called by the Board and certain of the Fund’s officers. Additionally, the Fund’s Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders may be called upon the written request of shareholders entitled to cast not less than a majority of all of the votes entitled to be cast at such meeting.

The Bylaws require that certain proposed advisory, sub-advisory, or management contracts with an affiliate of current and certain former independent Fund Trustees be approved by 75% of the Fund’s Independent Trustees who are not so affiliated. If such a contract or similar contracts are approved, the Bylaws would provide automatic liquidity to dissatisfied shareholders by requiring the Fund to commence a tender offer to the fullest extent permitted by applicable law, for at least 50% of its outstanding Shares at a price of at least 99% of the Fund’s per Share NAV.

Shareholders have no authority to make, alter or repeal the Bylaws.  The Board has the exclusive power to make, alter or repeal any provision of the Bylaws and make new Bylaws, except where such power is reserved by the Bylaws to the shareholders, and except as otherwise required by the 1940 Act.

The Trust Instrument contains provisions that restrict any person from attempting to purchase or otherwise acquire (an “Acquisition”), without the Board’s prior approval, any direct or indirect interest in the Fund’s shares (or, if issued in the future, options, warrants, or other rights to acquire Fund shares or securities convertible or exchangeable into them), if the Acquisition would either (1) cause the person to own (within the meaning of Section 382 of the Code) more than 4.99% of the Fund’s shares (any such person being referred to as a “Restricted Holder”) or (2) increase the percentage of the Fund’s shares a Restricted Holder owns (the “Share Limitations”).  The Trust Instrument provides that any Acquisition attempted to be made in violation of the Share Limitations will be null and void ab initio to the fullest extent permitted by law and contains detailed terms that seek to achieve that result.  The Trust Instrument also provides that any person who knowingly violates the Share Limitations, or any persons in the same control group with such a person, shall be liable to the Fund for, and shall indemnify and hold it harmless against, any and all damages suffered as a result of the violation.

The Trust Instrument provides that a shareholder does not have the right to bring or maintain any action, proceeding, claim, or suit (“Action”) on behalf of the Fund (a)(i) unless such shareholder is a shareholder at the time such Action is commenced and such shareholder continues to be a shareholder throughout the duration of such Action and (a)(ii)(1) unless at the time of the transaction or event underlying such Action, such shareholder was a shareholder or (2) unless such shareholder’s status as a shareholder devolved upon the shareholder by operation of law or pursuant to the terms of the Trust Instrument from a person who was a shareholder at the time of the transaction or event underlying such Action and (b)(i) without first making demand on the Trustees requesting the Trustees to bring or maintain such Action and such demand has the support of shareholders owning a majority of the outstanding shares of the Fund and (b)(ii) unless such demand meets certain procedural requirements as set forth in the Trust Instrument.  Such demand shall not be excused under any circumstances unless such shareholder makes a specific showing that irreparable non-monetary injury to the Fund would otherwise result.  The Independent Trustees may decide to bring, maintain, or settle such Action or to not bring, maintain, or settle such Action, or may submit the matter to a vote of shareholders, as appropriate.  Any decision by the Independent Trustees to bring, maintain, or settle such Action, or to submit the matter to a vote of shareholders, shall be binding upon all shareholders who will be prohibited from maintaining separate competing Action relating to the same subject matter.  Any decision by the Independent Trustees not to bring or maintain an Action on behalf of the Fund shall be subject to the right of the shareholders to vote on whether or not such Action should or should not be brought or maintained as a matter presented for shareholder consideration pursuant to the provisions of the Bylaws regarding shareholder requested special meetings; and the vote of shareholders required to override the Independent Trustees’ decision and to permit the shareholder(s) to proceed with the proposed Action shall be 75% of the outstanding shares of the Fund.

The Trust Instrument provides that any Action, disputes, or controversies brought by or on behalf of a shareholder, either on his, her or its own behalf or, on behalf of the Fund against any Trustee, or officer, investment manager, agent, or employee of the Fund, or their affiliates (collectively the “Trust Parties”) or against the Fund, including any Action, disputes, or controversies relating to the meaning, interpretation, effect, validity, performance or enforcement of the Trust Instrument or the Bylaws (all of which are referred to as “Disputes”) or relating in any way to such a Dispute or Disputes, shall on the demand of any of the Trust Parties or the Fund be resolved through binding and final arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association then in effect, except as modified in the Trust Instrument.  The Trust Instrument sets forth certain procedural requirements for the arbitration, including (i) that the place of arbitration shall be New York, New York unless otherwise agreed by the parties; (ii) in rendering an award or decision, the arbitrators shall be required to follow the laws of the State of Delaware; and (iii) except as otherwise set forth in the Trust Instrument or as otherwise agreed between the parties, each party involved in a Dispute shall bear its own costs and expenses (including attorneys’ fees), and the arbitrators shall not render an award that would include shifting of any such costs or expenses (including attorneys’ fees) or, in a derivative case, award any portion of the Fund’s award to the claimant or the claimant’s attorneys.

The Trust Instrument contains provisions stating that each shareholder will be liable to the Fund for, and indemnify and hold harmless the Fund (and any subsidiaries or affiliates thereof) from and against, all costs, expenses, penalties, fines or other amounts, including without limitation, reasonable attorneys’ and other professional fees, whether third party or internal, arising from such shareholder’s breach of or failure to fully comply with any covenant, condition or provision of the Trust Instrument or Bylaws as determined in the sole discretion of the Trustees or any action against the Fund brought or caused by a shareholder in which such shareholder is not the prevailing party, as determined by a court, arbitrator, or other person determining the outcome of such action, shall pay such amounts on demand, together with interest on such amounts, which interest will accrue at the lesser of the Fund’s highest marginal borrowing rate, per annum compounded, and the maximum amount permitted by law, from the date such costs or the like are incurred until the receipt of payment.

The provisions of the Governing Documents described above could have the effect of depriving the owners of shares in the Fund of opportunities to sell their shares at a premium over prevailing market prices, by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction.  The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal shareholder.

The foregoing summary is subject to the Governing Documents of the Fund, which are on file with the SEC and available on the Fund’s website http://www.dividendandincomefund.com.

Outstanding Securities

As of [____], 2013, the Fund had [____] Shares outstanding and no preferred shares outstanding. The following shows the Fund’s outstanding classes of securities as of [____], 2013.

Title of Class	Amount Authorized	Amount Outstanding
Common Shares	unlimited	[____]

As of [____], 2013, the Fund does not hold any shares for its account.

CLOSED END FUND STRUCTURE

Closed end funds differ from open end funds (commonly referred to as mutual funds) in that closed end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder.  This means that if a shareholder wishes to sell shares of a closed end fund, he or she must trade them on the market like any other stock at the prevailing market price at that time.  In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at NAV.  Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed end funds generally do not.  The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund’s investments.  By comparison, closed end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as leverage and investments in illiquid securities.

Shares of closed end funds frequently trade at a discount to their NAV, although in some cases they may trade at a premium.  This characteristic of shares of closed end funds is a risk separate and distinct from the risk that the Fund’s NAV may decrease.  The market price may be affected by trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed end fund.  The foregoing factors may result in the market price of the shares being greater than, less than or equal to NAV.  Whether a common shareholder will realize a gain or loss upon the sale of the Fund’s Shares will depend upon whether the market value of the Shares at the time of sale is above or below the price the Shareholder paid, taking into account transaction costs, for the Shares and is not directly dependent upon the Fund’s NAV.  Because the market value of the Share will be determined by factors such as the relative demand for and supply of the Shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its Shares will trade at, below, or above NAV or below or above the Subscription Price for the Shares.

LEGAL MATTERS

Certain legal matters with respect to the rights offering will be passed upon by K&L Gates LLP, Washington, D.C.

LEGAL PROCEEDINGS

There are no material pending legal proceedings to which the Fund or the Investment Manager is a party.

ADDITIONAL INFORMATION

The Fund has filed with the SEC a registration statement on Form N-2 together with all amendments and related exhibits under the Securities Act.  The registration statement contains additional information about the Fund and the securities being offered by this prospectus.

The Fund files annual and semi-annual reports, proxy statements and other information with the SEC.  You can inspect any materials the Fund files with the SEC, without charge, at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room.  The information the Fund files with the SEC is available free of charge by calling the Fund collect at 1-212-785-0900 or on our website at http://www.dividendandincomefund.com.  The SEC also maintains a website that contains reports, proxy statements and other information regarding registrants, including the Fund, that file such information electronically with the SEC.  The address of the SEC’s web site is www.sec.gov.  Unless specifically incorporated into this prospectus, documents contained on the Fund’s website or on the SEC’s web site about the Fund are not incorporated into this prospectus and should not be considered to be part of this prospectus.

TABLE OF CONTENTS OF THE SAI

Fund History	1

Additional Information About the Fund’s Investment Program	1

Investment Restrictions	27

Fund Complex	27

Management of the Fund	28

Codes of Ethics	36

Proxy Voting	36

Control Persons and Principal Holders of Securities	37

Investment Management and Other Services	38

Portfolio Managers	39

Brokerage Allocation and Other Practices	40

Tax Considerations	42

Reports to Shareholders	49

Independent Registered Public Accounting Firm	49

Custodian	49

Financial Statements	50

Appendix A—Description of Securities Ratings	A-1

Appendix B—Proxy Voting	B-1

DIVIDEND AND INCOME FUND

[____] Shares of

Beneficial Interest

Issuable upon Exercise of

Rights to Subscribe to such Shares

Prospectus

[____], 2013

SUBJECT TO COMPLETION, DATED JULY 3, 2013

DIVIDEND AND INCOME FUND

11 Hanover Square

New York, NY 10005

(212) 785-0900

STATEMENT OF ADDITIONAL INFORMATION

Dated [_________], 2013

This Statement of Additional Information (“SAI”) relating to the shares of common stock (“Shares”) of Dividend and Income Fund (the “Fund”) is not a prospectus.  This SAI should be read with the Fund’s prospectus dated [_________], 2013, as it may be supplemented from time to time (the “Prospectus”).  This SAI does not include all of the information a prospective investor should consider before purchasing Shares, and investors should obtain and read the Prospectus prior to purchasing Shares.  The Prospectus and the Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2012, both of which are incorporated herein by reference, may be obtained, without charge and upon request (i) by calling the Fund collect at 1-212-785-0900 or (ii) by written request to the Fund at 11 Hanover Square, New York, NY 10005, Attn: Secretary.  The Prospectus and the Fund’s Annual Report to Shareholders are also available on the Fund’s website at http://www.dividendandincomefund.com.  Capitalized terms used but not defined in this SAI have the respective meanings ascribed to them in the Prospectus.

The information in this SAI is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.
This SAI is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

TABLE OF CONTENTS

Fund History	1

Additional Information About the Fund’s Investment Program	1

Investment Restrictions	27

Fund Complex	27

Management of the Fund	28

Codes of Ethics	36

Proxy Voting	36

Control Persons and Principal Holders of Securities	37

Investment Management and Other Services	38

Portfolio Managers	39

Brokerage Allocation and Other Practices	40

Tax Considerations	42

Reports to Shareholders	49

Independent Registered Public Accounting Firm	49

Custodian	49

Financial Statements	50

Appendix A—Description of Securities Ratings	A-1

Appendix B—Proxy Voting	B-1

You should rely only on the information contained or incorporated by reference in this SAI or the Prospectus.  No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectus in connection with the offer contained herein, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund.  Offers to sell, and offers to buy, Shares may only be made and are valid only in jurisdictions where such offers and sales are permitted.  The information contained in this SAI is accurate only as of the date of this SAI.

FUND HISTORY

The Fund is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund was incorporated under the laws of the State of Maryland on April 6, 1998 and commenced investment operations on June 29, 1998.  Bexil Advisers LLC became the Fund’s investment manager (“Investment Manager”) effective February 1, 2011.  Effective February 14, 2011, the Fund changed its name from Chartwell Dividend and Income Fund, Inc. to Dividend and Income Fund, Inc. and its ticker symbol from “CWF” to “DNI.”  On May 14, 2012 the Fund was reorganized into Dividend and Income Fund, a Delaware statutory trust, pursuant to an Agreement and Plan of Reorganization and exists under an Amended and Restated Agreement and Declaration of Trust governed by the laws of the State of Delaware.  The Fund’s shares of beneficial interest, par value $0.01 per share (“Shares”), are listed on the New York Stock Exchange (“NYSE”) under the symbol “DNI.”

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT PROGRAM

The Prospectus presents the investment objectives and the principal investment policies, strategies and risks of the Fund.  This section supplements the disclosure in the Prospectus and provides more detailed information about some of the types of instruments in which the Fund may invest and strategies the Fund may employ and also provides information on other types of instruments and investment practices, and related risks, that may be used in pursuit of the Fund’s investment objectives.  Currently, the Fund does not intend to invest more than 5% of its total assets in, or expose more than 5% of its total assets to, any one of the types of instruments or investment practices described below.  This intention does not apply to the types of instruments or investment practices disclosed in the Prospectus.

Money Market Instruments.  In addition to repurchase agreements discussed in the Prospectus, the Fund may invest in the following types of money market instruments:

Bank Obligations.  The Fund may purchase certificates of deposit, time deposits, bankers’ acceptances and other short term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.  With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks.

•	Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

•	Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.

•
Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer.  These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity.  The other short term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

Commercial Paper.  Commercial paper is a debt obligation usually issued by corporations (including foreign corporations) and may be unsecured or secured by letters of credit or a surety bond. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk.

Other Short term Corporate Obligations.  These instruments include variable amount master demand notes, which are obligations that permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower.  These notes permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time.  Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.  Such obligations frequently are not rated by credit rating agencies.

1

U.S. Government Securities.  The obligations issued or guaranteed by the U.S. government in which the Fund may invest include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance.  Included among the obligations issued by agencies and instrumentalities and government-sponsored enterprises of the United States are instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association (“Ginnie Mae”)), instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Banks), and instruments that are supported only by the credit of the instrumentality (such as Federal National Mortgage Association (“Fannie Mae”) or Federal Home Loan Mortgage Corporation (“Freddie Mac”) bonds).

Other U.S. government securities in which the Fund may invest include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and SLM Corporation (formerly, the Student Loan Marketing Association).  The Fund may invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported solely by the credit of the instrumentality or enterprise.

Historically, U.S. government securities have not been perceived to involve the general credit risks associated with investments in other types of debt securities and, as a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities.  Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of these portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s net asset value (“NAV”).

Stripped Securities.  The Fund may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Treasury Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons.  Similar stripped securities also are issued by corporations and financial institutions, which constitute a proportionate ownership of the issuer’s pool of underlying securities.  A stripped security pays no interest to its holder during its life and is sold at a discount to its face value at maturity.  The market prices of such securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than coupon securities having similar maturities and credit qualities.

Inflation-Indexed Bonds.  The Fund may invest in inflation-indexed bonds, which are debt obligations whose value is periodically adjusted according to the rate of inflation (as measured by the Consumer Price Index for Urban Consumers (“CPI-U”)).  Two structures are common.  The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond.  Most other issuers pay out the CPI-U accruals as part of a semiannual coupon. Inflation-indexed securities issued by the U.S. Treasury (initially known as “Treasury inflation-protection securities” or “TIPS”) have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future.  The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount.  For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%).  If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

2

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate.  The Fund may also invest in other inflation-related bonds that may or may not provide a similar guarantee.  If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates.  Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.  Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds.  In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long term inflationary trends, short term increases in inflation may lead to a decline in value.  If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the CPI-U, which is calculated monthly by the U.S. Bureau of Labor Statistics.  The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.  Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government.  There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services.  Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Foreign Government Obligations; Securities of Supranational Entities.  The Fund may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities.  Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.

Variable and Floating Rate Securities.  Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations.  The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations.  The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

The Fund may invest in floating rate debt instruments (“floaters”).  The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury Bill rate.  The interest rate on a floater resets periodically, typically every six months.  Because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, although the Fund will participate in any declines in interest rates as well.  The Fund also may invest in inverse floating rate debt instruments (“inverse floaters”).  The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index.  An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Zero Coupon Bonds, Step-Up Bonds and Payment-In-Kind Securities.  Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations.  Like zero coupon bonds, “step up” bonds (“step-ups”) pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security.  Payment-in-kind securities (“PIKs”) are debt obligations that pay “interest” in the form of other debt obligations, instead of in cash.

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Each of these instruments is typically issued and traded at a deep discount from its face amount; the discount on a zero coupon bond or step-up, which is the difference between the price at which the bond was issued and its stated redemption price at maturity, is called “original issue discount” (“OID”)).  The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer.  The market prices of zero coupon bonds, step-ups and PIKs generally are more volatile than the market prices of securities that pay interest currently and in cash are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality.  The Fund may purchase some debt securities at a discount that exceeds their OID, if any; this additional discount represents market discount.

To continue to qualify each taxable year for treatment as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (“Code”), the Fund, among other things, must distribute at least 90% of its net investment income – including the OID accrued on zero coupon bonds and step-ups (and other debt securities that were originally issued at a discount), which generally is treated for federal income tax purposes as interest, and the “interest” on PIKs – and certain other amounts.  See “Tax Considerations.”  Because the Fund will not, on a current basis, receive cash payments from the issuers in respect of accrued OID and interest on PIKs, it may have to distribute cash obtained from other sources to satisfy the 90% distribution requirement. Such cash might be obtained from selling other portfolio holdings of the Fund.  In some circumstances, such sales might be necessary to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell such securities at such time.  Under many market conditions, investments in zero coupon bonds, step-ups and PIKs may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

Distressed Securities.  Distressed securities include securities (1) issued by a company in a bankruptcy reorganization proceeding, (2) subject to some other form of public or private debt restructuring, (3) otherwise in default, or subject to significant risk of being in default, as to the payment of interest or repayment of principal or (4) trading at prices substantially below investment grade debt securities of companies in similar industries.  Distressed securities are generally rated Ca1 or lower by Moody’s Investors Service, Inc. or CC+ or lower by Standard & Poor’s Rating Group, comparably rated by another rating agency or are unrated but considered by the Investment Manager to be of comparable quality.

Distressed securities frequently do not produce income while they are outstanding.  The Fund may be required to incur certain extraordinary expenses in order to protect and recover its investment therein.  Therefore, to the extent the Fund seeks capital appreciation through investment in distressed securities, its current income may be diminished.  The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation).  In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets the Fund receives in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made.  Moreover, any securities the Fund receives upon completion of an exchange offer or plan of reorganization may be restricted as to resale.  As a result of the Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed securities, the Fund may be restricted from disposing of such securities.

Indexed Securities.  The Fund may invest in indexed securities, whose values are linked to currencies, interest rates, commodities, indices, or other financial indicators, domestic or foreign.  Most indexed securities are short to intermediate term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments.  The value of indexed securities may increase or decrease if the underlying instrument appreciates, and they may have return characteristics similar to direct investment in the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

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Real Estate Investment Trusts’ Securities.  The Fund may invest in shares of real estate investment trusts (“REITs”), which are companies that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs, which are a combination of equity and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income primarily from interest payments.  A REIT is not taxed on net income and gains it distributes to its shareholders, provided it complies with the applicable requirements of the Code.  The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in whose shares it invests in addition to the expenses the Fund pays directly.

Investing in REITs involves certain unique risks in addition to the risks associated with investing in the real estate industry in general.  An equity REIT may be affected by changes in the value of the underlying properties it owns, by changes in economic conditions generally and by changes in the stock market.  A mortgage REIT may be affected by changes in interest rates and the ability of the obligors on its portfolio mortgages to repay their obligations. REITs depend on the skills of their managers and are not diversified.  REITs generally depend on maintaining cash flows to repay borrowings and to make distributions to stockholders and are subject to the risk of default by lessees or borrowers.  REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risk.  When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise.  Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline.  If a REIT invests in adjustable rate mortgages (so-called “ARMs”), the interest rates on which are reset periodically, yields on the REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates.  This will cause the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources and may trade less frequently and in a more limited volume than larger company securities.

Business Development Companies.  The Fund may invest in the securities of BDCs, which are vehicles whose principal business is to invest in, lend capital to, or provide services to privately held companies.  The 1940 Act, imposes certain requirements upon the operations of a BDC, including that BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities, and high quality debt investments that mature in one year or less.  With investments in debt instruments, there is a risk that the issuer may default on its payments or declare bankruptcy.  Additionally, a BDC may only incur indebtedness in amounts such that the BDC’s asset coverage equals at least 200% after such incurrence.  BDCs generally invest in less mature private companies, which involve greater risk than well established publicly traded companies. Generally, little public information exists for private companies, and there is a risk that investors may not be able to make a fully informed investment decision.  These limitations on the assets that a BDC may hold and a BDC’s ability to leverage may prohibit the way that the BDC raises capital.  The Fund will indirectly bear its proportionate share of any management and other operating expenses, including performance based or incentive fees charged by, the BDCs in which it invests, in addition to the expenses paid by the Fund.  Investments made by BDCs are generally subject to legal and other restrictions on resale and are otherwise less liquid than publicly traded securities.  Due to the absence of a readily ascertainable market value, and because of the inherent uncertainty of fair valuation, fair value of a BDC’s investments may differ significantly from the values that would be reflected if the securities were traded in an established market, potentially resulting in material differences between a BDC’s NAV per share and its market value.  Many BDCs invest in mezzanine and other debt securities of privately held companies, which may be less liquid than other types of debt securities.

The Fund is subject to provisions of the 1940 Act that limit the amount that the Fund and its affiliates, in the aggregate, can invest in any one BDC to 3% of the BDC’s total outstanding stock.  To comply with provisions of the 1940 Act, on any matter upon which the BDC shareholders are solicited to vote, the Fund’s vote of its BDC shares will normally be voted in the same general proportion as shares held by other shareholders of the BDC.

5

Private Investment Companies and Offshore Investment Companies. The Fund may invest in the securities of private investment companies, including hedge funds and other pooled investment vehicles, and offshore investment companies.  Private investment companies are investment funds, typically organized as limited partnerships or limited liability companies, that are generally not required to register under the 1940 Act because they do not publicly offer their securities and are restricted as to either the number of investors permitted to invest in the fund or as to the qualifications of persons eligible to invest in the fund.  As with investments in other investment companies, if the Fund invests in a private investment company, it will be charged its proportionate share of the advisory fees, including incentive compensation and other operating expenses of such company.  These fees, which can be substantial, would be in addition to the advisory fees and other operating expenses incurred by the Fund.

Private investment companies are not registered with the SEC and may not be registered with any other regulatory authority.  Accordingly, they are not subject to certain regulatory requirements and oversight to which registered investment companies are subject.  There may be very little public information available about their investments and performance.  Moreover, because sales of shares of private investment companies are generally restricted to certain qualified purchasers, such shares may be illiquid and it could be difficult for the Fund to sell its shares at an advantageous price and time.  Finally, because shares of private investment companies are not publicly traded, a fair value for the Fund’s investment in these companies typically may have to be determined under policies approved by the Fund’s Board of Trustees (the “Board” or the “Trustees”).

Hedge Funds.  A hedge fund is a private investment company that invests in a wide range of securities using a variety of investment strategies.  The typical hedge fund has greater investment flexibility than traditional investment funds and may invest in stocks, bonds, currencies, commodities and their derivatives and take long, short, spread, option or other types of positions in any of these securities.  As such, the Fund may be exposed to increased leverage risk.  Unlike traditional asset managers, many hedge fund managers try to create value by taking positions without reference to trends in the capital markets.  The Fund does not have the ability to direct or influence the management of the hedge funds in which it invests, so the returns on such investments will primarily depend on the performance of the hedge fund managers and could suffer substantial adverse effects by the unfavorable performance of such managers.

Offshore Investment Companies.  Offshore investment companies are private funds or other pooled investment vehicles or accounts that are organized outside of the United States.  Such investments may be subject to certain risks due to potentially unsettled points of applicable governing law, the risks associated with fluctuating currency exchange rates, capital repatriation regulations, the application of complex U.S. and foreign tax rules to cross-border investments and imposition of foreign taxes on the Fund and/or investors.  Further, the Fund has no control over the trading policies or strategies of offshore companies and does not have the ability to react quickly to changing investment circumstances due to their limited liquidity.

Specialty Finance Companies.  The Fund may invest in the securities of specialty finance companies, which provide capital or financing to businesses and consumers within specified market segments.  Specialty finance companies may be subject to greater governmental regulation than many other industries, and changes in governmental policies and the need for regulatory approval may have a material effect on the services offered by these companies.  Governmental regulation may limit both the financial commitments these companies can make, including the amounts and types of loans, and the interest rates and fees they can charge.  In addition, governmental regulation in certain foreign countries may impose interest rate controls, credit controls, and price controls.  Specialty finance companies are subject to the risks of rapid business changes, significant competition, value fluctuations due to the concentration of loans in particular industries that are particularly sensitive to changing economic conditions (such as equipment leasing and consumer finance), and volatile performance based upon the availability and cost of capital and prevailing interest rates.  Credit and other losses resulting from the financial difficulties of borrowers or other third parties may have an adverse effect on specialty finance companies.

Initial Public Offerings.  The Fund may purchase securities in initial public offerings (“IPOs”).  These securities are subject to many of the same risks of investing in companies with smaller market capitalizations.  Securities issued in IPOs have no trading history, and information about the companies may be available for limited periods. In addition, the prices of securities sold in IPOs may be volatile.  At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund.  In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs.  The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so.  In addition, if the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

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Illiquid and Restricted Securities.  The Fund may invest in illiquid and restricted securities without limit.  Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.  In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board.  Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so.  The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities.  Illiquid securities are also more difficult to value and subject to fair valuation risk.  Investment of the Fund’s assets in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities.  The risks associated with illiquid securities may be particularly acute in situations in which the Fund’s operations require cash and could result in the Fund borrowing to meet its short term needs or incurring losses on the sale of illiquid securities. Substantial illiquid positions held by the Fund could also adversely impact its ability to convert to open-end status.

Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (“1933 Act”), or in a registered public offering.  Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement.  If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

A large institutional market exists for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes.  These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration.  Institutional investors generally will not seek to sell these instruments to the general public but instead will often depend on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer’s ability to honor a demand for repayment.  Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.  Rule 144A under the 1933 Act establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.  An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by the Fund, however, could affect adversely the marketability of such securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

Foreign Securities.  Because the Fund may invest in foreign securities, either directly or through other issuers who invest in foreign securities, investment in the Fund may involve investment risks of adverse political and economic developments that are different from an investment in a fund that invests only in the securities of U.S. issuers.  Such risks may include adverse movements in the market value of foreign securities during days on which the Fund’s NAV per Share is not determined, the possible imposition of withholding taxes by foreign governments on dividend or interest income payable on the securities held in the Fund’s portfolio, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls and the adoption of other foreign governmental restrictions that might adversely affect the payment of dividends or principal and interest on securities in the Fund’s portfolio.

Securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers, and some foreign securities markets may trade a smaller number of securities or may be held by a relatively small number of persons or institutions.  In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation, and limitations on the use or removal of funds or other assets.   Because certain foreign entities are not subject to uniform accounting, auditing, and financial reporting standards, practices and requirements comparable with those applicable to U.S. companies, there may be different types of, and lower quality, information available about a non-U.S. company than a U.S. company.

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The costs associated with investment in foreign issuers, including withholding taxes, brokerage commissions, and custodial fees, are higher than those associated with investment in domestic issuers.  Further, certain foreign markets may require payment for securities before delivery.  Foreign securities transactions also may be subject to difficulties associated with the settlement of such transactions, including extended clearance and settlement periods.   Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon.  The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities.  Inability to dispose of a portfolio security due to settlement problems could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in liability to the purchaser.

The Fund may invest in foreign securities by purchasing American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and International Depository Receipts (“IDRs”). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities.  Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange.  However, they are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying securities are denominated in foreign currency.  Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States.  Therefore, the market value of unsponsored ADRs are less likely to reflect the effect of such information. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars.

Issuers of the securities underlying sponsored depositary receipts, but not unsponsored depositary receipts, are contractually obligated to disclose material information in the United States.  Therefore, the market value of unsponsored depositary receipts is less likely to reflect the effect of such information.

The risks of investment in foreign securities are greater for investments in emerging markets.  Many emerging market countries can experience substantial, and in some periods extremely high, rates of inflation.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging markets.  Economies in emerging markets generally are dependent upon international trade and, accordingly, have been and may continue to be affected adversely by economic conditions, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Because of the high levels of foreign denominated debt owed by many emerging market countries, fluctuating exchange rates can significantly affect the debt service obligations of those countries.  This could, in turn, affect local interest rates, profit margins and exports that are a major source of foreign exchange earnings.  Although it might be theoretically possible to hedge for anticipated income and gains, the ongoing and indeterminate nature of the foregoing risks (and the costs associated with hedging transactions) makes it virtually impossible to hedge effectively against such risks.

To the extent an emerging market country faces a liquidity crisis with respect to its foreign exchange reserves, it may increase restrictions on the outflow of any foreign exchange.  Repatriation is ultimately dependent on the ability of the Fund to liquidate its investments and convert the local currency proceeds obtained from such liquidation into U.S. dollars.  Where this conversion must be done through official channels (usually the central bank or certain authorized commercial banks), the ability to obtain U.S. dollars is dependent on the availability of such U.S. dollars through those channels and, if available, upon the willingness of those channels to allocate those U.S. dollars to the Fund.  In such a case, the Fund’s ability to obtain U.S. dollars may be adversely affected by any increased restrictions imposed on the outflow of foreign exchange.  If the Fund is unable to repatriate any amounts due to exchange controls, it may be required to accept an obligation payable at some future date by the central bank or other governmental entity of the jurisdiction involved.  If such conversion can legally be done outside official channels, either directly or indirectly, the Fund’s ability to obtain U.S. dollars may not be affected as much by any increased restrictions except to the extent of the price that may be required to be paid for the U.S. dollars.

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The securities markets of emerging markets are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries.  Disclosure and regulatory standards in many respects are less stringent than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets; enforcement of existing regulations has been extremely limited.  Investing in the securities of companies in emerging markets may entail special risks relating to the potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars and on repatriation of capital invested.  In the event of such expropriation, nationalization or other confiscation by any country, the Fund could lose its entire investment in any such country.

Many emerging market countries have little experience with the corporate form of business organization and may not have well developed corporation and business laws, concepts of fiduciary duty in the business context, or anti-fraud and anti-insider trading legislation.  As such, minority shareholders may have little protection if management takes action that has an adverse impact on the securities in which the Fund invests.  Some emerging markets have different settlement and clearance procedures.  In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.  The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be curtailed and prices for the Fund’s portfolio securities in such markets may not be readily available.

In addition to the risks discussed above, the Fund’s investments in other issuers that invest in emerging markets securities, including ETFs, registered and unregistered investment companies, and hedge funds, may be subject to additional risks.  Certain emerging market countries require government approval prior to investments by foreign persons in a particular issuer, limit the amount of investment by foreign persons in a particular issuer and may have less advantageous rights than the classes available for purchase by residents of the countries.  These investments are also subject to risks due to the inexperience of financial intermediaries, the lack of modern technology in the foreign market, and the possibility of temporary or permanent termination of trading.  Because the ETFs, registered and unregistered investment companies, and hedge funds in which the Fund may invest may not hedge against foreign currency risks, including the risk of changing currency exchange rates, the value of foreign currency denominated portfolio securities may be reduced irrespective of the underlying investment.

Canadian Income Trusts.  Canadian income trusts commonly hold debt or equity securities in, or are entitled to receive royalties from, an underlying active business.  The income trust structure is typically adopted by businesses that require a limited amount of capital in maintenance and that generate stable cash flows.  The value of an income trust can rise or fall for the same reasons that affect equity securities or because of changes in interest rates.

An investment in units of a Canadian income trust is not the equivalent of owning shares in a corporation, as unitholders do not have the statutory rights normally associated with owning shares in a corporation.  Investments in income trusts will have varying degrees of risk depending on the sector and the underlying assets.  They will also be subject to general risks associated with business cycles, commodity prices, interest rates, and other economic factors.  Typically, income trusts are more volatile than fixed-income securities and preferred shares.  The value of income trust units may decline significantly if they are unable to meet distribution targets.  To the extent that claims against an income trust are not satisfied by the trust, investors in the trust (including the Fund if it is an investor therein) could be held responsible for those claims.  Certain, but not all, jurisdictions have enacted legislation to protect investors from some of this liability.

There is also a risk that the tax rules relating to income trusts may change in a way that is negative to their investors. Indeed, part of the attractiveness of Canadian income trusts to investors is that they have been treated as “mutual fund trusts” under Canadian law (and thus able to avoid Canadian income tax at the trust level).  On October 31, 2006, the Canadian Minister of Finance announced a Tax Fairness Plan for Canadians.  A principal component of the plan involved changing the taxation rules governing income trusts. As a result of this change in taxation rules, Canadian income trusts are now taxed as regular Canadian corporations and are now subject to “double taxation” at both the corporate level and on the income distributed to investors.  In response to this change, most Canadian income trusts converted to corporations and have reduced their dividends.

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Master Limited Partnerships.  The Fund may invest in securities of master limited partnerships (“MLPs”), which are limited partnerships (or similar entities) in which the ownership units (e.g., limited partnership interests) are publicly traded.  MLP units are registered with the Securities and Exchange Commission (“SEC”) and are freely traded on a securities exchange or in the over-the-counter (“OTC”) market.  Many MLPs operate in the oil and gas related businesses, including energy processing and distribution.  Many MLPs are pass-through entities that generally are taxed at the unitholder level and are not subject to federal or state income tax at the entity level; annual income, gains, losses, and deductions of such an MLP pass through directly to its unitholders.  Distributions from an MLP may consist in part of a return of capital.  Generally, an MLP is operated under the supervision of one or more general partners and limited partners are not involved in the day-to-day management of the MLP.

Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles.  MLPs holding credit related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers.  MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with that industry or region.  Investments held by MLPs may be relatively illiquid, limiting their ability to vary their portfolios promptly in response to changes in economic or other conditions.  MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation.  For example, state law governing partnerships is often less restrictive than state law governing corporations.  Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation.  Although unitholders of an MLP are generally limited in their liability, similar to a corporation’s shareholders, creditors typically have the right to seek the return of distributions made to unitholders if the liability in question arose before the distributions were paid.  This liability may stay attached to the unitholder even after the units are sold.

Mortgage-Backed Securities.  The Fund may invest in mortgage-backed securities, which represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans.  Those securities may be: guaranteed by a U.S. government agency or instrumentality (such as Ginnie Mae); issued and guaranteed by a government sponsored stockholder owned corporation, though not backed by the full faith and credit of the United States (such as by Fannie Mae or Freddie Mac, and described in greater detail below); or issued by a fully private issuer.  Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities.  Private mortgage-backed securities may be supported by U.S. government agency mortgage-backed securities or some form of non-governmental credit enhancement.

Government related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include Fannie Mae and Freddie Mac.  Fannie Mae is a government sponsored corporation owned by stockholders. It is subject to general regulation by the Federal Housing Finance Authority (“FHFA”).  Fannie Mae purchases residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, and credit unions, and mortgage bankers.  Fannie Mae guarantees the timely payment of principal and interest on pass-through securities that it issues, but those securities are not backed by the full faith and credit of the U.S. government.

Freddie Mac is a government sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned by stockholders. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in mortgages from Freddie Mac’s national portfolio.  Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on the PCs it issues, but those PCs are not backed by the full faith and credit of the U.S. government.

The U.S. Treasury has historically had the authority to purchase obligations of Fannie Mae and Freddie Mac.  In addition, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend Fannie Mae and Freddie Mac emergency funds and to purchase the companies’ stock.  In September 2008, the U.S. Treasury and the FHFA announced that Fannie Mae and Freddie Mac had been placed in conservatorship. Since that time, Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases, of their mortgage-backed securities. Nonetheless, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue. In addition, the problems faced by Fannie Mae and Freddie Mac resulting in their being placed into federal conservatorship and receiving significant U.S. government support have sparked serious debate among federal policy makers regarding the continued role of the U.S. government in providing liquidity for mortgage loans.

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Mortgage-backed securities may have either fixed or adjustable interest rates.  Tax or regulatory changes may adversely affect the mortgage securities market.  In addition, changes in the market’s perception of the issuer may affect the value of mortgage-backed securities.  The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as market interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities.

Because many mortgages are repaid early, the actual maturity and duration of mortgage-backed securities are typically shorter than their stated final maturity and their duration calculated solely on the basis of the stated life and payment schedule.

Mortgage-backed securities may have less potential for capital appreciation than comparable debt securities, due to prepayment risk, which is the likelihood of increased prepayments of mortgages as interest rates decline.  A mortgage-backed security’s stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security’s return to the Fund.  If the Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which usually may be made at any time without penalty) may result in some loss of the Fund’s principal investment to the extent of the premium paid.  Alternatively, in a rising interest rate environment, the value of mortgage-backed securities may be adversely affected when payments on underlying mortgages do not occur as anticipated, resulting in the extension of the security’s effective maturity and the related increase in interest rate sensitivity of a longer-term instrument.  The value of mortgage-backed securities may also change due to shifts in the market’s perception of issuers and regulatory or tax changes adversely affecting the mortgage securities markets as a whole.  In addition, mortgage-backed securities are subject to the credit risk associated with the performance of the underlying mortgage properties.  In certain instances, third-party guarantees or other forms of credit support can reduce the credit risk.

Asset-Backed Securities.  Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle retail installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving consumer credit (credit card) agreements, or a combination of the foregoing.  These assets are securitized through the use of trusts and special purpose corporations.  Credit enhancements, such as various forms of cash collateral accounts or letters of credit, may support payments of principal and interest on asset-backed securities.  Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans, which may be affected adversely by general downturns in the economy.  Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables or the entities providing the credit enhancement.  Asset-backed securities are subject to the same risk of prepayment described with respect to mortgage-backed securities.  The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments, however, is greater for asset-backed securities than for mortgage-backed securities.

Certificates for Automobile Receivables(SM) (“CARS(SM)”) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing those contracts.  Payments of principal and interest on the underlying contracts are passed through monthly to certificate holders and are generally guaranteed for a specified time period and amount by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.  Underlying installment sales contracts are subject to prepayment, which may reduce the overall return to certificate holders.  Certificate holders also may experience delays in payment or losses on CARS SM  if the trust does not realize the full amounts due on underlying installment sales contracts because of unanticipated legal or administrative costs of enforcing the contract; depreciation, damage, or loss of the vehicles securing the contract; or other factors.

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Credit card receivable securities are backed by receivables from revolving credit card agreements (“Accounts”).  Credit balances on Accounts are generally paid down more rapidly than automobile contracts. Most of the credit card receivable securities issued publicly to date have been pass-through certificates.  In order to lengthen their maturity or duration, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder.  Principal payments on the Accounts are used to fund the transfer of additional credit card charges made on the Accounts to the pool of assets supporting the securities.

Usually, the initial fixed period may be shortened if specified events occur which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates.  An issuer’s ability to extend the life of an issue of credit card receivable securities thus depends on the continued generation and repayment of principal amounts in the underlying Accounts and the non-occurrence of the specified events.  The non-deductibility of consumer interest, as well as competitive and general economic factors, could adversely affect the rate at which new receivables are created in an Account and conveyed to an issuer, thereby shortening the expected weighted average life of the related security and reducing its yield.  An acceleration in cardholders’ payment rates or any other event that shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related security could have a similar effect on its weighted average life and yield.

Credit cardholders are entitled to the protection of state and federal consumer credit laws.  Many of those laws give a holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts.  In addition, unlike the collateral for most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

The Fund may invest in trust preferred securities, which are a type of asset-backed security.  Trust preferred securities represent interests in a trust formed by a parent company to finance its operations.  The trust sells preferred shares and invests the proceeds in debt securities of the parent.  This debt may be subordinated and unsecured.  Dividend payments on the trust preferred securities match the interest payments on the debt securities; if no interest is paid on the debt securities, the trust will not make current payments on its preferred securities.  Unlike typical asset-backed securities, which have many underlying payors and are usually over-collateralized, trust preferred securities have only one underlying payor and are not over-collateralized.  Issuers of trust preferred securities and their parents currently enjoy favorable tax treatment.  If the tax characterization of trust preferred securities were to change, they could be redeemed by the issuers, which could result in a loss to the Fund.

Direct Debt Instruments.  Direct debt instruments (which may be whole loans or loan participations) are interests in amounts owed by a corporate, governmental or other borrower to lenders or lending syndicates or to other parties. Investors in loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal.  Direct debt instruments may not be rated by any nationally recognized statistical rating service.  If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected.  Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments.  However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation or that the collateral could be liquidated. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness or may pay only a small fraction of the amount owed.  Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks.  For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.  In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender.  Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.  Direct debt instruments that are not in the form of securities may offer less legal protection to the purchaser in the event of fraud or misrepresentation.

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A loan is often administered by a bank or other financial institution that acts as agent for all holders.  The agent administers the terms of the loan, as specified in the loan agreement.  Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower.  If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, delayed funding loans, revolving credit facilities or other standby financing commitments that obligate purchasers to make additional cash payments on demand.  These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.  If the Fund invests in these types of loans, it will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments.

Senior Loans.  “Senior Loans” are loans and loan participations (collectively, “Loans”) that are senior secured floating rate Loans.  Senior Loans are made to corporations and other non-governmental entities and issuers.  Senior Loans typically hold the most senior position in the capital structure of the issuing entity, are typically secured with specific collateral and typically have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower.  The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends and, to a lesser extent, internal growth and for other corporate purposes.  Senior Loans typically have rates of interest that are determined daily, monthly, quarterly or semi-annually by reference to a base lending rate plus a premium or credit spread.  Base lending rates in common usage today are primarily the London-Interbank Offered Rate (“LIBOR”) and secondarily the prime rate offered by one or more major U.S. banks (“Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

Second Lien and other Secured Loans.  “Second Lien Loans” are “second lien” secured floating rate Loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes.  Second Lien Loans are second in right of payment to one or more Senior Loans of the related borrower.  Second Lien Loans typically are secured by a second priority security interest or lien on specified collateral securing the borrower’s obligation under the Loan and typically otherwise have similar protections and rights as Senior Loans.  Second Lien Loans are not (and by their terms cannot become) subordinated in right of payment to any obligation of the borrower other than its Senior Loans. Second Lien Loans, like Senior Loans, typically have adjustable floating rate interest payments.  Because Second Lien Loans are second to Senior Loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk.

The Fund may also invest in secured Loans other than Senior Loans and Second Lien Loans (“Other Secured Loans”).  Other Secured Loans are made by public and private corporations and other non-governmental entities and issuers for a variety of purposes and may rank lower in right of payment to one or more Senior Loans and Second Lien Loans of the borrower.  Other Secured Loans typically are secured by a lower priority security interest or lien on specified collateral securing the borrower’s obligation under the Loan and typically have more subordinated protections and rights than Senior Loans and Second Lien Loans.  Other Secured Loans may become subordinated in right of payment to more senior obligations of the borrower issued in the future.  Other Secured Loans may have fixed or adjustable floating rate interest payments.  Because Other Secured Loans rank in payment order behind Senior Loans and Second Lien Loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting that additional risk.

Second Lien Loans and Other Secured Loans generally are of below investment grade quality.  Other than their subordinated status, Second Lien Loans and Other Secured Loans have many characteristics similar to Senior Loans discussed above.  As in the case of Senior Loans, the Fund may purchase interests in Second Lien Loans and Other Secured Loans through assignments or participations.

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Mezzanine Securities.  Mezzanine securities are loans, debt securities, convertible securities and preferred stocks issued by corporations and other business organizations for a variety of business purposes.  Mezzanine securities other than preferred stocks generally are of below-investment grade quality and frequently are unrated.  Mezzanine securities may be unsecured and may be issued with equity participation features such as (1) convertibility or (2) being “stapled” to senior equity securities, common stock or warrants.  Mezzanine securities typically are subordinated to other obligations within a company’s capital structure and often may be the most subordinate interest other than common stock. Mezzanine securities may pay floating or fixed rates of interest or dividends.

Because of the additional credit and other risks involved in mezzanine securities, they generally pay higher interest or dividend rates than more senior obligations but expose the holder to a substantially greater degree of risk that the cash flow of the borrower (issuer in the case of preferred stock) and the property securing the loan or stock, if any, may be insufficient to make scheduled payments after giving effect to any senior obligations of the borrower.  Mezzanine securities, generally except preferred stocks, are also often expected to be a highly illiquid investment.  Mezzanine debt securities will be subject to certain additional risks to the extent that such Loans may not be protected by financial covenants or limitations upon additional indebtedness.

Investment in mezzanine securities is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in other types of obligations.  The Fund may invest in mezzanine securities of both public and private companies.  To the extent that the Fund invests in mezzanine securities of companies that do not publicly report financial and other material information, it will assume an even greater degree of investment risk and may be unable to obtain and evaluate applicable information concerning such companies’ creditworthiness.

Structured Notes and Related Instruments.  The Fund may invest in “structured” notes and other related instruments, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds.  Structured instruments may be issued by corporations, including banks, as well as by governmental agencies.  Structured instruments frequently are assembled in the form of medium term notes, but a variety of forms are available and may be used in particular circumstances.  The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments.  The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks.  Structured instruments may be less liquid than other debt securities, and the price of structured instruments may be more volatile.  In some cases, depending on the terms of the embedded index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero.  Structured instruments also may involve significant credit risk and risk of default by the counterparty.  Although structured instruments are not necessarily illiquid, currently most structured instruments are illiquid.  Like other sophisticated strategies, the Fund’s use of structured instruments may not work as intended.  If the value of the embedded index changes in a manner other than that expected, principal and/or interest payments received on the structured instrument may be substantially less than expected.  Also, if structured instruments are used to reduce the duration of the Fund’s portfolio, this may limit the Fund’s return when having a longer duration would be beneficial (for instance, when interest rates decline).

Borrowing.  Effective March 29, 2012, the Fund entered into a committed facility agreement (the “CFA”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) which allows the Fund to adjust its credit facility amount up to $25,000,000, and a lending agreement with BNP (the “Lending Agreement”), as described below.  Borrowings under the CFA are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest is charged at the 1 month LIBOR (London Inter-bank Offered Rate) plus 0.95% on the amount borrowed and 0.50% on the undrawn balance.

The Lending Agreement provides that BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the CFA. BNP may re-register the Lent Securities in its own name or in another name other than the Fund and may pledge, re-pledge, sell, lend, or otherwise transfer or use the Lent Securities with all attendant rights of ownership. The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. BNP must remit payment to the Fund equal to the amount of all dividends, interest, or other distributions earned or made by the Lent Securities.

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Under the Lending Agreement, Lent Securities are marked to market daily and, if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the CFA (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP is obligated, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall normally remain liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund also has the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair value of such Lent Securities against the Current Borrowings. As of December 31, 2012, there were no Lent Securities.

Prior to March 29, 2012, the Fund and the other investment companies advised by affiliates of the Investment Manager (the “Borrowers”) had a committed secured line of credit facility with a bank in aggregate of $30,000,000.  The borrowing of each Borrower was collateralized by the underlying investments of such Borrower, the bank made revolving loans to a Borrower not to exceed in the aggregate outstanding at any time with respect to any one Borrower, the least of 30% of the total net assets (as defined in the line of credit facility) of a Borrower, the maximum amount permitted pursuant to each Borrower’s investment policies, or as permitted under the Act. The commitment fee on this facility was 0.15% per annum and all loans under this facility were available at the Borrower’s option of (i) overnight Federal funds or (ii) LIBOR (30, 60, 90 days), each as in effect from time to time, plus 1.10% per annum.

Portfolio Lending Transactions.  In addition to the Lending Agreement with BNP, the Fund may lend its securities to broker-dealers or institutional investors for their use relating to short sales or other security transactions.  The Fund will continue to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on loaned securities, which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities’ collateral.  Loans of portfolio securities may not exceed 33⅓% of the value of the Fund’s total assets.  Cash received through loan transactions may be invested in other eligible securities.  Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

Generally, the SEC currently requires that the following conditions must be met whenever portfolio securities are loaned:  (1) the Fund must receive at least 100% cash or equivalent collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Fund must be able to vote proxies on loaned voting securities, either by terminating the loan or by entering into an alternative arrangement with the borrower.  If the regulatory requirements pertaining to portfolio securities lending were to change, the Fund would comply with such changes as required.

The major risk to the Fund of a portfolio lending transaction is the risk that the borrower would fail financially at a time when the value of the security increases.  In addition, should the borrower become insolvent, the Fund could be faced with loss of rights in the collateral.

Reverse Repurchase Agreements.  The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein.  Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment.  The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage described under “Special Considerations and Risk Factors—Leverage and Borrowing” and “Leverage” in the Prospectus, since the proceeds derived from such reverse repurchase agreements may be invested in additional securities.  At the time the Fund enters into a reverse repurchase agreement, it may establish and maintain a segregated account with its custodian containing liquid instruments having a value not less than the repurchase price (including accrued interest).  If the Fund establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Fund for the purpose of its limitation on borrowings; however, if the Fund does not establish and maintain such a segregated account, entry into a reverse repurchase agreement will be considered a borrowing for that purpose.  Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the price of the securities the Fund sold.  Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.

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If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.  Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Warrants and Rights.  Warrants and rights may be acquired by the Fund in connection with other securities or separately.  Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities at a later date.  Rights are similar to warrants but typically are issued by a company to existing holders of its stock and provide those holders the right to purchase additional shares of stock at a later date. Rights also normally have a shorter duration than warrants.  Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer.  As a result, warrants and rights may be considered more speculative than certain other types of investments.  In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities.  The purchase of warrants or rights involves the risk that the Fund could lose the purchase value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrants’ and rights’ expiration date since warrants and rights cease to have value if they are not exercised prior to their expiration date.  Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrants or rights added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the price of the underlying security.  The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price.

Options, Futures, and Forward Currency Contract Strategies

Subject to the Fund’s fundamental investment restrictions, the Fund may purchase and sell options (including options on foreign currencies, equity and debt securities, and securities indices), futures contracts (including futures contracts on foreign currencies, securities, and securities indices) (“futures”), options on futures, and forward currency contracts (collectively, “Financial Instruments”) in an attempt to enhance returns by speculation or for hedging purposes.  Certain special characteristics of and risks associated with the use of these instruments by the Fund are discussed below.  See “Investment Restrictions.”

Regulation of the Use of Financial Instruments Strategies.  In addition to the investment guidelines (described below) adopted by the Fund to govern investment in Financial Instruments, the use of options, futures, and forward currency contracts is subject to the applicable regulations of the SEC, the several options and futures exchanges upon which such instruments may be traded, the Commodities Futures Trading Commission (the “CFTC”) and various state regulatory authorities.  The Fund’s ability to use Financial Instruments may be limited by market conditions, regulatory limits, and tax considerations, and the Fund might not employ any of the strategies described above.  There can be no assurance that any strategy used will be successful.  The Fund’s ability to successfully utilize these instruments may depend on the Investment Manager’s ability to predict accurately movements in the prices of the assets underlying the Financial Instruments and movements in securities, interest rates, and foreign currency exchange rates.  There can be no assurance that a liquid secondary market for options and futures will always exist, and the historical correlations of the assets underlying the Financial Instruments and Fund objectives may be imperfect.  There can be no assurance that the techniques described herein will provide adequate hedging or speculative returns or that such techniques are or will be actually or effectively available due to liquidity, costliness, or other factors.  Hedging maneuvers may fail or actually increase risk, and investors should not assume the availability of any of the hedging opportunities described herein. In any event, the Fund might not use any hedging techniques, as described herein or otherwise. It also may be necessary to defer closing out a position to avoid adverse tax consequences.

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Historically, advisers of registered investment companies trading commodity interests (such as futures contracts, options on futures contracts, and swaps), including the Fund, have been excluded from regulation as Commodity Pool Operators (“CPOs”) pursuant to CFTC Regulation 4.5.  In February 2012, the CFTC adopted substantial amendments to that regulation.  To qualify for an exclusion under the amended regulation, the Fund is permitted to engage in unlimited “bona fide hedging” (as defined by the CFTC), but if the Fund uses commodity interests other than for bona fide hedging purposes, the aggregate initial margin and premiums required to establish these positions, determined at the time the most recent position was established, may not exceed 5% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) or, alternatively, the aggregate net notional value of non-bona fide hedging commodity interest positions, determined at the time the most recent position was established, may not exceed 100% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions).  In addition to complying with these de minimis trading limitations, to qualify for an exclusion under the amended regulation, the Fund must satisfy a marketing test, which requires, among other things, that the Fund not hold itself out as a vehicle for trading commodity interests.  The CFTC amendments became effective on April 24, 2012, but the compliance date for advisers who had previously claimed the exclusion was deferred until December 31, 2012.

The Fund currently claims an exclusion (under CFTC Regulation 4.5) from registration as a CPO with respect to the Fund and, in its management of the Fund, intends to comply with one of the two alternative trading limitations described above and the marketing limitation.  Complying with the trading limitations may restrict the Investment Manager’s ability to use Financial Instruments as part of the Fund’s investment strategies and the Fund’s performance could be adversely affected.  New rules may limit the availability of certain derivatives, may make the use of derivatives by portfolios more costly, and may otherwise adversely impact the performance and value of derivatives.

In addition to the products, strategies, and risks described below, the Investment Manager may discover additional opportunities in connection with Financial Instruments.  These new opportunities may become available, as regulatory authorities broaden the range of permitted transactions and as new types of Financial Instruments are developed.  The Investment Manager may seek to utilize these opportunities to the extent they are consistent with the Fund’s investment objectives and are permitted by the Fund’s investment limitations and applicable regulatory authorities.

Cover for Financial Instruments Strategies.  The Fund will seek to comply with SEC guidelines regarding cover for these instruments and will seek, if the guidelines so require, to (1) set aside or segregate cash or liquid securities the value of which is marked to the market daily in the prescribed amount or (2) enter into offsetting (“covered”) positions in securities, currencies, or other options or futures contracts. Assets used for cover cannot be sold or closed while the position in the corresponding instrument is open, unless they are replaced with other appropriate assets.  The commitment of some portion of the Fund’s assets as cover could impede portfolio management or the Fund’s ability to meet current obligations.

Option Strategies.  The Fund may purchase and write (sell) both exchange-traded options and options traded on the OTC market.  Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction.  In contrast, OTC options are contracts between the Fund and its counterparty with no clearing organization guarantee.  Thus, when the Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities, currencies or other instrument underlying the option.  Failure by the dealer to do so may result in the loss of any premium paid by the Fund as well as the loss of the expected benefit of the transaction.

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The Fund may purchase call options on securities (both equity and debt) that the Investment Manager intends to include in the Fund’s portfolio in order to fix the cost of a future purchase.  Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy may serve to limit the potential loss to the Fund to the option premium paid.  Conversely, if the market price of the underlying security increases above the exercise price and the Fund either sells or exercises the option, any profit eventually realized may be reduced by the premium paid.

The Fund may purchase put options on securities to hedge against a decline in the market value of securities held in its portfolio or to attempt to enhance return.  A put option enables the Fund to sell the underlying security at the predetermined exercise price; thus, the potential for loss to the Fund below the exercise price is limited to the option premium paid.  If the market price of the underlying security is higher than the exercise price of the put option, any profit the Fund realizes on the sale of the security may be reduced by the premium paid for the put option less any amount for which the put option may be sold.

The Fund may, on certain occasions, wish to hedge against a decline in the market value of securities held in its portfolio at a time when put options on those particular securities are not available or attractive for purchase.  The Fund may therefore purchase a put option on other selected securities, the values of which historically have positive correlation to the value of such portfolio securities.  If the Investment Manager’s judgment is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged.  However, the correlation between the two values may not be as close in these transactions as in transactions in which the Fund purchases a put option on a security held in its portfolio.  If the Investment Manager’s judgment is not correct, the value of the securities underlying the put option may decrease less than the value of the Fund’s portfolio securities and therefore the put option may not provide complete protection against a decline in the value of those securities below the level sought to be protected by the put option.

The Fund may write call options on securities, including covered call options on equity securities (including exchange-traded funds) and securities indices, for hedging purposes or to increase return in the form of premiums received from the purchasers of the options.  A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during or at the end of the option period.  This strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs.  Thus, if the market price of the underlying security held by the Fund declines, the amount of such decline normally will be offset wholly or in part by the amount of the premium received by the Fund.  If, however, the market price of the underlying security increases to a level in excess of the option exercise price, and the option is exercised, the Fund will be obligated to sell the security at less than its market value.  In addition, the Fund could lose the ability to participate in an increase in the value of such securities above the exercise price of the call option because such an increase may likely be offset by an increase in the cost of closing out the call option (or could be negated if the buyer chooses to exercise the call option at an exercise price below the current market value).  The Fund generally would give up the ability to sell any portfolio securities used to cover a call option while the call option is outstanding.

The Fund also may write put options on securities.  A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period.  So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker/dealer through whom the option was sold, requiring it to make payment of the exercise price against delivery of the underlying security.  If a written put option is not exercised, the Fund will realize income in the amount of the premium it received. This technique could be used to enhance current return during periods of market uncertainty.  The risk in such a transaction would be that the market price of the underlying security would decline below the exercise price less the premiums received, in which case the Fund would expect to suffer a loss.

The Fund may purchase and write put and call options on securities indices in much the same manner as the more traditional securities options discussed above.  Index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security.  A securities index assigns values to the securities included in the index and fluctuates with changes in such values. Settlements of securities index options are effected with cash payments and do not involve delivery of securities.  Thus, upon settlement of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index.  The effectiveness of hedging techniques using securities index options may depend on the extent to which price movements in the securities index selected correlate with price movements of the securities in which the Fund invests.

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The Fund may purchase and write straddles on securities and securities indexes.  A long straddle is a purchase of a combination of a call and a put on the same security or securities index.  The Fund normally will profit from a long straddle if the underlying security or index changes in price more than the cost of the options before the expiration or close of the straddle.  A short straddle is a sale combination of a call and a put on the same security or securities index.  The Fund normally will profit from short straddles if the underlying security or index changes in price less than the proceeds of the option sales before the expiration or close of the straddle.  In the case of a short straddle, the Fund normally will set aside cash or segregate cash or liquid assets equivalent in value to the amount, if any, by which the put is “in-the-money,” that is, that amount by which the exercise price of the put exceeds the current market value of the underlying security or securities index.

Foreign Currency Options and Related Risks. The Fund may take positions in options on foreign currencies to enhance returns by speculation or to hedge against the risk of foreign exchange rate fluctuations on foreign securities that the Fund holds in its portfolio or that it intends to purchase.  For example, if the Fund enters into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency.  Similarly, if the Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, the Fund could hedge against such a decline by purchasing a put option on the currency involved.  The Fund’s ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market.  Although many options on foreign currencies are exchange traded, the majority are traded on the OTC market.  In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security.  Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers and other market resources be firm or revised on a timely basis.  Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (that is, less than $1 million) where rates may be less favorable.  The interbank market in foreign currencies is a global, around-the-clock market.  To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

Closing Options Transactions.  The Fund may effectively terminate its right or obligation under an option before expiration of the option period by entering into a closing transaction. If the Fund wishes to terminate its obligation to purchase or sell under a put or a call option it has written, the Fund may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written); this is known as a closing purchase transaction.  Conversely, in order to terminate its right to purchase or sell under a call or put option it has purchased, the Fund may sell an option of the same series as the option held; this is known as a closing sale transaction.  Closing transactions essentially permit the Fund, prior to the exercise or expiration of the related option, to realize profits or limit losses on its option position, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Fund to write another option on the underlying security with a different exercise price and/or expiration date.  The Fund may realize a net gain or loss from a closing purchase transaction depending on whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction.

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Special Characteristics and Risks of Options Trading.  In considering the Fund’s use of options, particular note should be taken of the following:

(1)  The value of an option position reflects, among other things, the current market price of the underlying security, securities index or currency (each, an “underlying instrument”), the time remaining until expiration, the relationship of the exercise price to the market price, supply and demand, the historical price volatility of the underlying instrument, and general market conditions.  For this reason, the successful use of options depends upon the Investment Manager’s ability to forecast the direction of price fluctuations in the underlying securities or currency markets or, in the case of securities index options, fluctuations in the market sector represented by the selected index.

(2)  Options normally have expiration dates extending up to three years.  The exercise price of the options may be below, equal to, or above the current market value of the underlying instrument during the term of the option.  Purchased options that expire unexercised have no value.  Unless an option purchased by the Fund is exercised or unless a closing transaction is effected with respect to that position, the Fund will realize a loss in the amount of the premium paid and any transaction costs.

(3)  A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options and, there is no assurance that a liquid secondary market will exist for any particular option at any particular time.  Closing transactions may be effected with respect to options traded in the OTC markets only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists.  Since there can be no assurance that dealers will be willing to enter into, or be capable of entering into, closing transactions with the Fund, there can be no assurance that the Fund would be able to liquidate an OTC option at a favorable price at any time prior to expiration.  In the event of insolvency of the counterparty to an OTC option, the Fund may be unable to liquidate an OTC option.  Accordingly, it may not be possible to effect closing transactions with respect to certain options, which may result in the Fund having to exercise those options that it has purchased in order to realize any profit.  With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund.  For example, because the Fund may maintain a covered position with respect to call options it writes on an instrument, it may not sell the underlying instrument (or invest any cash or securities used to cover the option) during the period it is obligated under such option.  This requirement may impair the Fund’s ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

(4)  Securities index options are settled exclusively in cash.  If the Fund writes a call option on an index, it cannot cover its obligation under the option by holding the underlying securities.  In addition, a holder of a securities index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change.

(5)  The Fund’s activities in the options markets may result in a higher portfolio turnover rate (which in turn may result in recognition of capital gains, some of which may be short term, that will be taxable to shareholders, as ordinary income in the case of short term capital gains, when distributed to them) and additional brokerage costs; however, the Fund also may save on commissions by using options rather than buying or selling individual securities in anticipation or as a result of market movements.

Futures and Related Options Strategies.  The Fund may engage in futures strategies for hedging purposes, to attempt to reduce the overall investment risk that would normally be expected to be associated with ownership of the securities in which it invests (or intends to acquire), or to enhance returns by speculation that may increase such risk. Such strategies may involve, among other things, using futures strategies to manage the effective duration of the Fund’s portfolio of debt securities.  If the Investment Manager wishes to shorten the Fund’s effective duration, the Fund may sell an interest rate futures contract or a call option thereon or may purchase a put option on such futures contract.  If the Investment Manager wishes to lengthen the Fund’s effective duration, the Fund may buy an interest rate futures contract or a call option thereon or may sell a put option on such futures contract.  Futures contracts and options thereon can also be purchased and sold to attempt to enhance income or returns by speculation.  The Fund may purchase or sell futures contracts or options thereon to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance returns by speculation.

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The Fund may use interest rate futures contracts and options thereon to position its portfolio with respect to anticipated changes in the general level of interest rates.  The Fund may purchase an interest rate futures contract when it intends to purchase debt securities but has not yet done so.  This strategy may minimize the effect of all or part of an increase in the market price of the debt security that the Fund intends to purchase in the future.  A rise in the price of the debt security prior to its purchase may either be offset by an increase in the value of the futures contract purchased by the Fund or avoided by taking delivery of the debt securities under the futures contract.  Conversely, a fall in the market price of the underlying debt security may result in a corresponding decrease in the value of the futures position.  The Fund may sell an interest rate futures contract in order to continue to receive the income from a debt security, while endeavoring to avoid part or all of the decline in market value of that security that may accompany an increase in interest rates.

The Fund may purchase a call option on an interest rate futures contract to benefit by a market advance in debt securities that the Fund plans to acquire at a future date.  The purchase of a call option on an interest rate futures contract is analogous to the purchase of a call option on an individual debt security, which can be used as a temporary substitute for a position in the security itself.  The Fund also may write put options on interest rate futures contracts to enhance returns and may write call options on interest rate futures contracts to offset an anticipated decline in the price of debt securities held in its portfolio.  The Fund also may purchase put options on interest rate futures contracts in order to hedge against a decline in the value of debt securities held in its portfolio or to enhance returns by speculation.

The Fund may sell securities index futures contracts in anticipation of a general market or market sector decline.  To the extent that a portion of the Fund’s portfolio correlates with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions.  For example, if the Fund correctly anticipates a general market decline and sells securities index futures to benefit by this anticipated movement, the gain in the futures position may potentially offset some or all of the decline in the value of the portfolio.  The Fund may purchase securities index futures contracts if a general market or market sector advance is anticipated.  Such a purchase of a futures contract could serve as a temporary substitute for the purchase of individual securities, which securities then may be purchased in an orderly fashion or as part of an attempt to seek capital gain by speculation.  This strategy may minimize the effect of all or part of an increase in the market price of securities that the Fund intends to purchase.  A rise in the price of the securities would be intended to be offset wholly or in part by gains in the futures position.

As in the case of a purchase of a securities index futures contract, the Fund may purchase a call option on a securities index futures contract on speculation for capital appreciation or as a hedge against a market advance in securities that the Fund plans to acquire at a future date.  The purchase of put options on securities index futures contracts can be analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss may be incurred by the Fund as part of an attempt to seek capital gain by speculation.

The Fund may sell foreign currency futures contracts to benefit from variations in the exchange rate of foreign currencies in relation to the U.S. dollar.  In addition, the Fund may sell foreign currency futures contracts when the Investment Manager anticipates a weakening of the foreign currency exchange rate that could adversely affect the market value of the Fund’s foreign securities holdings or interest or dividend payments to be received in that foreign currency or to enhance return by speculation.  The sale of a futures contract on the foreign currency in which a security is denominated may reduce the risk to the Fund of a reduction in market value caused by foreign currency exchange rate variations and, by so doing, provide an alternative to the liquidation of the security and resulting transaction costs.  When the Investment Manager anticipates a foreign currency exchange rate increase while intending to invest in a security denominated in that currency, the Fund may purchase a foreign currency futures contract to benefit from the increased rates pending completion of the anticipated transaction.  Such a purchase may serve as a temporary measure to protect the Fund against any rise in the foreign currency exchange rate that may add additional costs to acquiring the foreign security position.  The Fund may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign currency exchange rate at limited risk.  The Fund may purchase a call option on a foreign currency futures contract to benefit from a rise in the foreign currency exchange rate while intending to invest in a security denominated in that currency or to enhance returns by speculation.  The Fund may purchase put options on foreign currency futures contracts to benefit from a decline in the foreign currency exchange rates or the value of its foreign portfolio securities or to enhance returns by speculation.  The Fund may write a put option on a foreign currency futures contract and may write a call option on a foreign currency futures contract as an income or capital appreciation strategy.

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The Fund may also use these instruments to enhance income or return by speculation, for example by writing options on futures contracts.  In addition, the Fund can use these instruments to change its exposure to securities or interest or foreign currency exchange rate changes, for example, by changing the Fund’s exposure from one foreign currency exchange rate to another.

The Fund also may write put options on a futures contract while, at the same time, purchasing call options on the same futures contract in order to synthetically create a futures contract.  The options will typically have the same strike prices and expiration dates.

The Fund may purchase and write straddles on futures contracts.  A long straddle is a purchase of a combination of a call and a put on the same futures contract.  The Fund normally will profit from a long straddle if the underlying futures contract changes in price more than the cost of the options before the expiration or close of the straddle. A short straddle is a sale combination of a call and a put on the same futures contract.  The Fund normally will profit from short straddles if the underlying futures contract changes in price less than the proceeds of the option sales before the expiration or close of the straddle.  In the case of a short straddle, the Fund normally will set aside cash or segregate cash or liquid assets equivalent in value to the amount, if any, by which the put is “in-the-money,” that is, that amount by which the exercise price of the put exceeds the current market value of the underlying futures contract.

Closing  Futures and Related Options Transactions.  No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, the Fund is required to segregate in the name of the futures broker through whom the transaction is effected an amount of cash or liquid securities generally equal to 10% or less of the contract value, which is marked to the market daily.  This amount is known as “initial margin.” When writing a call or a put option on a futures contract and certain options on currencies, margin also must be deposited in accordance with applicable exchange rules.  Unlike margin in securities transactions, initial margin does not involve borrowing to finance the futures or options transactions.  Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the transaction, assuming all obligations have been satisfied.  Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment.  Additionally, initial margin requirements may be increased generally in the future by regulatory action.  Subsequent payments, called “variation margin,” to and from the broker, are made on a daily basis as the value of the futures or options position varies, a process known as “marking to the market.”  For example, when the value of a contract purchased by the Fund rises, it receives from the broker a variation margin payment equal to that increase in value.  Conversely, if the value of the futures position declines, the Fund is required to make a variation margin payment to the broker equal to the decline in value.  Variation margin does not involve borrowing to finance the transaction but rather represents a daily settlement of the Fund’s obligations to or from a clearing organization.

Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing an offsetting contract or option.  Futures contracts or options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures contracts or options.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or option on a futures contract may vary either up or down from the previous day’s settlement price.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit.  The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions.  In such event, it may not be possible for the Fund to close a position, and, in the event of adverse price movements, it may have to make daily cash payments of variation margin (except in the case of purchased options).

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Special Characteristics and Risks of Futures and Related Options Trading.  In considering the Fund’s use of futures contracts and options, particular note should be taken of the following:

(1)  Futures and options are highly speculative and aggressive instruments. Successful use by the Fund of futures contracts and options may depend upon the Investment Manager’s ability to predict movements in the direction of the overall securities, currencies and interest rate markets, which requires different skills and techniques than predicting changes in the prices of individual securities.  Moreover, these contracts relate not only to the current price level of the underlying instrument or currency but also to the anticipated price levels at some point in the future.  There is, in addition, the risk that the movements in the price of the contract will not correlate with the movements in the prices of the securities or currencies underlying the contract or the Fund’s portfolio securities.  For example, if the price of a securities index futures contract moves less than the price of the securities, the correlation will be imperfect.  Further, if the price of the securities has moved in an unfavorable direction, the Fund may be in a better position than if it had not used the contract at all. If the price of the securities has moved in a favorable direction, the advantage may be partially offset by losses in the contract position. In addition, if the Fund has insufficient cash, it may have to borrow or sell assets from its portfolio to meet daily variation margin requirements.  Any such sale of assets may or may not be made at prices that reflect a rising market.  Consequently, the Fund may need to sell assets at a time when such sales are disadvantageous to it.  If the price of the contract moves more than the price of the underlying securities, the Fund can experience either a loss or a gain on the contract that may or may not be completely offset by movements in the price of the securities.

(2)  In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures or options position and the underlying instruments, movements in the prices of these contracts may not correlate perfectly with movements in the prices of the underlying securities or currencies due to price distortions in the futures and options market.  There may be several reasons unrelated to the value of the underlying instruments that cause this situation to occur.  First, as noted above, all participants in the futures and related options market are subject to initial and margin requirements.  If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts or options through offsetting transactions, distortions in the normal price relationship between the securities, currencies and the futures and options markets may occur. Second, because the margin deposit requirements in the futures and related options market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market; such speculative activity in the futures market also may cause temporary price distortions.  As a result, a correct forecast of general market trends may not result in successful use of futures contracts or options over the short term.  In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

(3)  Positions in futures contracts and options on futures may be closed out only on an exchange or board of trade that provides a secondary market for such contracts, and there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time.  In such event, it may not be possible to close a position, and in the event of adverse price movements, the Fund may continue to be required to make variation margin payments.

(4)  Like options on securities and currencies, options on futures contracts have limited life.  The ability to establish and close out options on futures may be subject to the maintenance of liquid secondary markets on the relevant exchanges or boards of trade.

(5)  Purchasers of options on futures contracts pay a premium at the time of purchase.  This amount and the transaction costs are all that is at risk.  Sellers of options on futures contracts, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements.  In addition, although the maximum amount at risk when the Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract may result in a loss to the Fund when the use of a futures contract may not, such as when there is no movement in the level of the underlying securities index value or the underlying securities or currencies.

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(6)  As is the case with options, the Fund’s activities in the futures and options on futures markets may result in a higher portfolio turnover rate (which in turn may result in recognition of capital gains, some of which may be short term, that will be taxable to shareholders, as ordinary income in the case of short term capital gains, when distributed to them) and additional transaction costs in the form of added brokerage commissions; however, the Fund also may save on commissions by using futures contracts or options thereon rather than buying or selling individual securities or currencies in anticipation or as a result of market movements.

Special Risks Related to Foreign Currency Futures Contracts and Related Options.  Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally.  In addition, there are risks associated with foreign currency futures contracts and their use similar to those associated with options on foreign currencies described above.

Options on foreign currency futures contracts may involve certain additional risks.  The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.  Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options thereon involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs).  However, there may be circumstances when the purchase of a call or put option on a foreign currency futures contract may result in a loss, such as when there is no movement in the price of the underlying currency or futures contract, when the purchase of the underlying futures contract may not result in such a loss.

Forward Currency Contracts.  The Fund may use forward currency contracts to protect against uncertainty in the level of future foreign currency exchange rates or to enhance returns by speculation.  The Fund may also use forward currency contracts in one currency or basket of currencies to attempt to benefit by fluctuations in the value of securities denominated in a different currency if the Investment Manager anticipates that there may be a correlation between the two currencies.

The Fund may enter into forward currency contracts with respect to specific transactions.  For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or the Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds or anticipates purchasing, it may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction.  The forward contract normally will be able to protect the Fund to some extent against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared or accrues, and the date on which the payments are made or received.  The Fund also may use forward currency contracts in connection with portfolio positions.

The Fund also may use forward currency contracts to shift its exposure from one foreign currency to another.  For example, if the Fund owns securities denominated in a foreign currency and the Investment Manager believes that currency may decline relative to another currency, it might enter into a forward contract to sell the appropriate amount of the first currency with payment to be made in the second currency.  Transactions that use two foreign currencies are sometimes referred to as “cross hedging.”  Use of a different foreign currency magnifies the Fund’s exposure to foreign currency exchange rate fluctuations.  The Fund also may purchase forward currency contracts to enhance income when the Investment Manager anticipates that the foreign currency may appreciate in value, but securities denominated in that foreign currency do not present attractive investment opportunities.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies can change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.  Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of a security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.  Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of a portfolio security if the market value of the security exceeds the amount of foreign currency the Fund is obligated to deliver.  The projection of short term currency market movements is difficult, and the successful execution of a short term strategy is uncertain.  Forward contracts involve the risk that anticipated currency movements may not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs.  Under normal circumstances, consideration of the prospects for currency parities may be incorporated into the longer term investment decisions made with regard to overall diversification or other investment strategies.  However, the Investment Manager believes that it is important to have the flexibility to enter into forward contracts when it determines that the best interests of the Fund may be served.

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At or before the maturity date of a forward contract requiring the Fund to sell a currency, it may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which it is entitled to obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver.  Similarly, the Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract.  The Fund may realize a gain or loss as a result of entering into such an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost to the Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing.  Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although the use of forward currency contracts for hedging may limit the risk of loss due to a decline in the value of the hedged currencies, at the same time it limits any potential gain that might result should the value of the currencies increase.

The Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies.  Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Adverse Market Conditions and Volatility

The financial crisis in the U.S. and many foreign economies over the past several years, including the European sovereign debt and banking crises, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets and the economy at large.  Both domestic and international equity and fixed income markets have been experiencing heightened volatility and turmoil, and issuers that have exposure to the real estate, mortgage and credit markets, and the sovereign debt of certain nations or their political subdivisions have been particularly affected.  It is uncertain how long these conditions will continue.

These market conditions have resulted in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default.  These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all.  The values of many types of securities, including, but not limited to, mortgage-backed, asset-backed and corporate debt securities, have declined unexpectedly during periods of market turmoil.  During such times, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yield to decline.

The reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. Illiquidity in these markets may mean there is less money available to purchase raw materials and goods and services, which may, in turn, bring down the prices of these economic staples.  The values of some sovereign debt and of securities of issuers that hold that sovereign debt have fallen.  These events and the potential for continuing market turbulence may have an adverse effect on the Fund.  In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region.

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Mortgage-backed securities have been especially affected by these market events. Beginning in 2008, the market for mortgage-related securities experienced substantially, often dramatically, lower valuations and greatly reduced liquidity.  Markets for other asset-backed securities have also been affected. In the mortgage sector, rising delinquency rates and defaults have caused an unexpected degree of losses for some holders of certain mortgage related securities. Some financial institutions and other enterprises may have large exposure to certain types of securities, such as mortgage-backed securities, which could have a negative effect on the broader economy. Traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments.  Illiquid investments may be harder to value, especially in changing markets. Many state and local governments have been negatively affected by these market and economic conditions,  putting downward pressure on the value of many municipal securities. Some traditional insurers of municipal securities have also experienced financial stress.

The U.S. federal government and certain foreign central banks have acted to calm credit markets and increase confidence in the U.S. and world economies.  Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow the economy.  Others have opted for austerity, which may limit growth, at least in the short to medium term.  The ultimate effect of these efforts is uncertain.  Changes in government policies may exacerbate the market’s difficulties and withdrawal of this support, or other policy changes by governments or central banks, could adversely impact the value and liquidity of certain securities.

Recently, the U.S. Federal Reserve Board has given indications that it may reduce or eliminate its program of keeping market interest rates low through purchasing certain types of bonds. Dislocations may occur as market participants attempt to understand the scope and timing of possible changes in the Federal Reserve Board's stimulus program and to adjust their activities accordingly.

The situation in the financial markets has resulted in increased regulation.  The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) has initiated a dramatic revision of the U.S. financial regulatory framework that will continue to unfold over several years.  The Dodd-Frank Act covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to improve financial systemic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and additional regulation of hedge and private equity fund managers; and new federal requirements for residential mortgage loans.  Instruments in which the Fund may invest, or the issuers of such instruments, may be affected by the new legislation and regulation in ways that are unforeseeable. Many of the implementing regulations have not yet been finalized.  Accordingly, the ultimate impact of the Dodd-Frank Act, including on the derivative instruments in which the Fund may invest, is not yet certain.

The statutory provisions of the Dodd-Frank Act significantly change in several respects the ways in which investment products are marketed, sold, settled, or terminated.  In particular, the Dodd-Frank Act mandates the elimination of references to credit ratings in numerous securities laws, including the 1940 Act.  Derivatives may be mandated for central clearing under the Dodd-Frank Act, which would likely require technological and other changes to Fund operations and the market in which it will trade.  Central clearing would also entail the use of assets of the Fund to satisfy margin calls and this may have an effect on the performance of the Fund.  Final regulations implementing the Dodd-Frank Act's margin and capital requirements have not yet been issued by the regulators. The full extent to which the Fund may be affected by the new legislation and regulations is not foreseeable.

The regulators that have been charged with the responsibility for implementing the Dodd- Frank Act (i.e., the SEC and the CFTC) have been active in proposing and adopting regulations and guidance on the use of derivatives by 1940 Act funds.  The CFTC recently adopted amendments to the exemption provided under CFTC Regulation 4.5, which limits the Fund’s use of futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), such that the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in the money” at the time of purchase are “in the money”) may not exceed 5% of the Fund's NAV, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Fund's NAV (after taking into account unrealized profits and unrealized losses on any such positions).  These CFTC changes took effect on January 1, 2013, although certain important regulations affecting registered investment companies remain to be clarified.  The SEC is reviewing its current guidance on the use of derivatives by 1940 Act funds and may issue new guidance. It is not clear whether or when such new guidance will be published or what the content of such guidance may be, or how it may affect the Fund.

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Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions.

INVESTMENT RESTRICTIONS

The following are fundamental investment restrictions of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, voting as a single class, and the approval of the holders of a majority of the Fund’s preferred stock, if any, voting as a separate class.  A “majority of the Fund’s outstanding voting securities” for this purpose and under the 1940 Act means the lesser of (1) 67% or more of the Fund’s shares present at a meeting if more than 50% of the outstanding shares of the Fund are present and represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.  The Fund may not:

1.          As to 75% of its total assets, invest more than 5% of the value of its total assets in securities of any one issuer (except the U.S. government, its agencies or instrumentalities or repurchase agreements collateralized by any of such obligations) or purchase more than 10% of the outstanding voting securities of any one issuer;

2.          Invest for the purpose of exercising control over any issuer;

3.          Purchase or sell real estate except securities secured by real estate or interests therein;

4.          Make short sales of securities or purchase securities on margin except for delayed delivery or when-issued transactions or such short term credits as are necessary for the clearance of transactions and the writing of call options on securities described above;

5.          Purchase or sell commodities, commodity futures contracts or commodity contracts;

6.          Borrow money or issue senior securities, as defined in the 1940 Act, except as permitted by the 1940 Act;

7.          Make loans except through purchasing fixed income securities, lending portfolio securities and entering into repurchase agreements consistent with the Fund’s investment objectives and policies;

8.          Act as an underwriter of securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act; or

9.          Invest 25% or more of its total assets in any one industry, except that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or repurchase agreements collateralized by any of such obligations.

If a percentage restriction under one of the Fund’s investment policies or restrictions or the use of assets set forth in the Prospectus or this SAI is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation of such policy, restriction or use (except with respect to any restrictions that may apply to borrowings or senior securities issued by the Fund).

FUND COMPLEX

The investment companies advised by affiliates of the Investment Manager (“Fund Complex”), are:

Dividend and Income Fund

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Foxby Corp.
Global Income Fund, Inc.
Midas Series Trust (Midas Fund, Midas Magic, and Midas Perpetual Portfolio)

MANAGEMENT OF THE FUND

Board of Trustees and Executive Officers

The Fund’s Board is responsible for the overall management and supervision of the Fund.  The Board elects the officers of the Fund and also approves all significant agreements with those companies that furnish services to the Fund.  These companies are as follows: Bexil Advisers LLC, the Investment Manager; Huntington Asset Services, Inc., accounting agent; [____], independent registered public accounting firm; American Stock Transfer & Trust Company, LLC, transfer agent and registrar, and agent for the Fund’s Dividend Reinvestment Plan; State Street Bank and Trust Company and its global subcustodial network, the custodian of the Fund’s securities (“Custodian”); and BNP, the Fund’s securities lending counterparty and provider of credit facilities.

The Board consists of four members and is divided into three separate classes, designated Class I, Class II and Class III.  The members of the Board and their respective classes are as follows: Class I - Mr. Bruce B. Huber; Class II - Messrs. Peter K. Werner and Thomas B. Winmill; and Class III - Mr. James E. Hunt. Members of each class are elected to serve for a three-year term.  The three-year terms of the members of each class are staggered, so that each year the members of a different class are due to be elected at the annual meeting of shareholders.

The names of the Trustees and executive officers of the Fund, and their respective offices, dates of birth, and principal occupations during the last five years are set forth below.

Name, Address(1) and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee(3)
Independent Trustees(4)
Bruce B. Huber, CLU, ChFC, MSFS February 7, 1930	Trustee (Class I)	Fund: Since May 2012 (current term ends at the 2015 annual meeting) Predecessor Fund: Since February 2011	Retired. Mr. Huber is a former Financial Representative with New England Financial, specializing in financial, estate, and insurance matters. He is a member of the Board, emeritus, of the Millbrook School, and Chairman of the Endowment Board of the Community YMCA of Red Bank, NJ.	6	None

James E. Hunt December 14, 1930	Trustee (Class III)	Fund: Since May 2012 (current term ends at the 2014 annual meeting) Predecessor Fund: Since February 2011	Limited Partner of Hunt Howe Partners LLC, executive recruiting consultants.	6	None

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Peter K. Werner August 16, 1959	Trustee (Class II)	Fund: Since May 2012 (current term ends at the 2016 annual meeting) Predecessor Fund: Since February 2011	Since 1996, Mr. Werner has taught, directed, and coached many programs at The Governor’s Academy of Byfield, MA. Currently, he serves as chair of the History Department. Previously, he held the position of Vice President in the Fixed Income Departments of Lehman Brothers and First Boston. His responsibilities included trading sovereign debt instruments, currency arbitrage, syndication, medium term note trading, and money market trading.	6	None
Interested Trustee(5)(6)
Thomas B. Winmill, Esq. June 25, 1959	Trustee (Class II); President, Chief Executive Officer	Fund: Since May 2012 (current term ends at the 2016 annual meeting) Predecessor Fund: Since February 2011
Mr. Winmill is President, Chief Executive Officer, and a Trustee or Director of the Fund, Foxby Corp., and Midas Series Trust. He is President, Chief Executive Officer, and General Counsel of the Investment Manager and Midas Management Corporation (registered investment advisers, collectively, the “Advisers”), Bexil Securities LLC (“Bexil Securities”) and Midas Securities (registered broker-dealers, collectively, the “Broker-Dealers”), Bexil and Winmill & Co. Incorporated (“Winco”). He is a Director and Vice President of Global Income Fund, Inc., a Director of Bexil American Mortgage Inc. (“BAM”) and Castle Mortgage Corporation (“CMC”), and Vice President of Tuxis Corporation. He is Chairman of the Investment Policy Committee of each of the Advisers (the “IPCs”), which currently manage the Fund, Foxby Corp., Midas Magic, and Midas Perpetual Portfolio, and he is the portfolio manager of Midas Fund. He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute.
				6	Mr. Winmill currently serves as an independent director of Eagle Bulk Shipping Inc.

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Executive Officers who are not Trustees
Jacob Bukhsbaum, Esq. July 3, 1983	Chief Compliance Officer, AML Officer, and Vice President	Fund: Since December 2012

Mr. Bukhsbaum is Chief Compliance Officer (“CCO”), AML Officer, and Vice President of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealers, Bexil, and Winco.  He is a member of the New York State Bar.

Heidi Keating (also known as Irene Kawczynski) March 28, 1959	Vice President	Fund: Since May 2012 Predecessor Fund: Since February 2011	Ms. Keating is Vice President of the other investment companies in the Fund Complex, the Advisers, Bexil, Winco, and Tuxis Corporation. She is a member of the IPCs.
Thomas O’Malley, CPA July 22, 1958	Chief Financial Officer and Chief Accounting Officer	Fund: Since May 2012 Predecessor Fund: Since February 2011

Mr. O’Malley is Chief Accounting Officer, Chief Financial Officer, Vice President, and Treasurer of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealers, Bexil Corporation, Winco, and Tuxis Corporation. He is Vice President of BAM. He is a certified public accountant.

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John F. Ramírez, Esq. April 29, 1977	General Counsel, Chief Legal Officer, Vice President, and Secretary	Fund: Since May 2012 Predecessor Fund: Since February 2011

Mr. Ramírez is General Counsel, Chief Legal Officer, Vice President, and Secretary of the other investment companies in the Fund Complex and Tuxis Corporation.  He is Vice President, Associate General Counsel, and Secretary of the Advisers, the Broker-Dealers, Bexil, and Winco.  He is a member of the IPCs.  He is Secretary and Vice President of BAM.  He also is a member of the New York State Bar and the Chief Compliance Officer Committee and the Compliance Advisory Committee of the Investment Company Institute.

Mark C. Winmill(6) November 26, 1957	Vice President	Fund: Since May 2012

Mr. Winmill is Vice President of the other investment companies in the Fund Complex and Chief Investment Strategist and Executive Vice President of the Advisers.  He is a member of the IPCs.  He is President, Chief Executive Officer, and a Director of Global Income Fund, Inc. and Tuxis Corporation.  He is Executive Vice President and a Director of Winco, Vice President of Bexil, and a principal of the Broker-Dealers.  He is also a Director of the New York Self Storage Association.

(1)           The mailing address of each Trustee and executive officer is 11 Hanover Square, New York, New York 10005.

(2)              Pursuant to approval by shareholders at the Fund’s 2012 annual meeting, on May 14, 2012, the Fund reorganized from a Maryland corporation called Dividend and Income Fund, Inc. (“Predecessor Fund”) into a Delaware statutory trust called Dividend and Income Fund.  All of the Fund’s Trustees served as Directors of Dividend and Income Fund, Inc. from February 2011 to May 14, 2012.  With the exception of Mr. Bukhsbaum and Mark C. Winmill, all of the Fund’s officers served as officers of Dividend and Income Fund, Inc. from February 2011 to May 14, 2012.  Officers hold their positions with the Fund until a successor has been duly elected and qualifies.  Officers are generally elected annually.  The officers were last elected on December 12, 2012.

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(3)           Refers to directorships held by a Trustee during the past five years in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or any company registered as an investment company under the 1940 Act.

(4)           Trustees who are not “interested persons” of the Fund as defined under the 1940 Act (“Independent Trustees”).  None of the Independent Trustees, nor their immediate family members, held any positions (other than Director and Trustee of the investment companies in the Fund Complex) with the Investment Manager, Winco, or their affiliates or any person directly or indirectly controlling, controlled by, or under common control with the Investment Manager, Winco, or their affiliates, during the two most recently completed calendar years.

(5)           Thomas B. Winmill is an “interested person” (as such term is defined in the 1940 Act) because of his affiliations with the Investment Manager, as noted above.

(6)           Thomas B. Winmill and Mark C. Winmill are brothers.

Board Leadership Structure

The Board of Trustees is responsible for the oversight of the Fund’s operations.  The Board is currently composed of four members, three of whom are Independent Trustees.  As described below, the Board has established four standing committees, Audit, Executive, Nominating, and Continuing Trustees, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities.  The inclusion of all Independent Trustees as members of the Audit Committee and the Nominating Committee allows all such Trustees to participate in the full range of the Board’s oversight duties, including oversight of risk management processes discussed below.

The Trustees have designated Thomas B. Winmill to serve as the Chairman of the Board (the “Chairman”).  Thomas B. Winmill has been active in investment management for over 20 years as a portfolio manager, general counsel, compliance officer, and in other capacities.  The Chairman presides at each Board meeting, establishes the agenda for Board meetings, and acts as the primary liaison between the Independent Trustees and Fund management.  The Chairman of the Board is an “interested person” of the Fund (as such term is defined in the 1940 Act). The Independent Trustees have not appointed a lead Independent Trustee.  The Independent Trustees believe that the utilization of an interested person as Chairman provides an efficient structure for them to coordinate with Fund management in carrying out their responsibilities.  The Independent Trustees also regularly meet among themselves and the Chairman plays an important role in communicating with them in identifying matters of special interest to be addressed by Fund management and the Board.  The Chairman may also perform such other functions as may be requested by the Trustees from time to time.  Designation as Chairman does not impose on such Trustee any duties or standards greater than or different from other Trustees.  The Trustees believe that that the Board’s leadership structure, taking into account, among other things, its committee structure, which permits certain areas of responsibility to be allocated to the Independent Trustees, is appropriate given the characteristics and circumstances of the Fund.

Risk Oversight

The operation of an investment company, including its investment activities, generally involves a variety of risks. As part of its oversight of the Fund, the Board oversees risk management through various regular Board and committee activities.  The Board, directly or through its committees, reviews reports from, among others, the Fund’s management, including the Fund’s CCO, the Investment Manager, the Fund’s independent registered public accounting firm, outside legal counsel, and others, as appropriate, regarding risks faced by the Fund and the risk management programs of the Investment Manager and certain service providers.  The conduct of the Fund’s risk management programs is generally delegated to the Investment Manager and other service providers to the Fund.  Although the risk management programs of the Investment Manager and the service providers are designed to be effective, there is no guarantee that they will anticipate or mitigate all risks.  Not all risks that may affect the Fund can be identified, eliminated, or mitigated and some risks may not be anticipated or may be beyond the control of the Board or the Investment Manager, its affiliates, or other service providers.

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Qualifications of Board of Trustees

Each Trustee’s background and his oversight and service as a member of the boards of the other investment companies in the Fund Complex was evaluated in determining whether he should serve as a Trustee of the Fund.  With respect to the specific experience, qualifications, attributes, or skills that led to the conclusion that each person should serve as a Trustee of the Fund, each Trustee’s relevant knowledge, experience, expertise, and independence was considered and evaluated.  Messrs. Huber and Hunt have experience with financial, accounting, regulatory, investment, and board operational matters as well as monitoring investment advisers and other fund service providers as a result of their service as independent directors and trustees for more than twenty-five years on the boards of Directors and Trustees of the other investment companies in the Fund Complex.  Mr. Werner has experience with financial, accounting, regulatory, investment, and board operational matters as well as monitoring investment advisers and other fund service providers through his former position as Vice President in the Fixed Income Departments of Lehman Brothers and First Boston and as a result of his service as an Independent Director and Trustee for more than five years on the boards of Directors and Trustees of the other investment companies in the Fund Complex.  Thomas B. Winmill has experience with financial, accounting, regulatory, investment, and board operational matters as well as monitoring investment advisers and other fund service providers as a result of his service as an officer and interested Director and Trustee for more than fifteen years of the other investment companies in the Fund Complex.

Standing Committees

Audit Committee. The Board has an Audit Committee, comprised of the Independent Trustees.  The purpose of the Audit Committee is to meet with the Fund’s independent registered public accounting firm (“IRPAF”) to review its financial reporting, external audit matters, and fees charged by the IRPAF and to evaluate the independence of the IRPAF.  The Audit Committee is also responsible for recommending the selection, retention, or termination of the IRPAF and to review any other relevant matter to seek to provide integrity and accuracy in the Fund’s financial reporting. The Audit Committee met two times during the fiscal year ended December 31, 2012.

Nominating Committee. The Board also has a Nominating Committee, comprised of Independent Trustees. The primary purposes and responsibilities of the Nominating Committee are (i) to identify individuals qualified to become members of the Board in the event that a position is vacated or created, (ii) to consider all candidates proposed to become members of the Board, subject to the procedures and policies set forth in the Nominating Committee Charter, the Fund’s Bylaws or resolutions of the Board, (iii) to select and nominate, or recommend for nomination by the Board, candidates for election as Trustees and (iv) to set any necessary standards or qualifications for service on the Board. The Nominating Committee did not meet during the fiscal year ended December 31, 2012.

In identifying potential nominees for the Board, the Nominating Committee may consider candidates recommended by one or more of the following sources: (i) the Fund’s current Trustees, (ii) the Fund’s officers, (iii) the Fund’s investment manager, (iv) the Fund’s shareholders and (v) any other source the Nominating Committee deems to be appropriate.  The Nominating Committee will not consider self-nominated candidates.  The Nominating Committee may, but is not required to, retain a third party search firm at the Fund’s expense to identify potential candidates.

Pursuant to the Fund’s Bylaws to qualify as a nominee for a trusteeship, an individual, at the time of nomination, (i)(A) shall be a resident United States citizen and have substantial expertise, experience or relationships relevant to the business of the Fund, (B) shall have a master’s degree in economics, finance, business administration or accounting, a graduate professional degree in law from an accredited university or college in the United States or the equivalent degree from an equivalent institution of higher learning in another country, or a certification as a public accountant in the United States, or be deemed an “audit committee financial expert” as such term is defined in Item 401 of Regulation S-K (or any successor provision) promulgated by the SEC; and (C) shall not serve as a director or officer of another closed-end investment company unless such company is managed by the Fund’s investment manager or by an affiliate thereof; or (ii) shall be a current Trustee of the Fund. In addition, to qualify as a nominee for a trusteeship or election as a Trustee, (i) an incumbent nominee shall not have violated any provision of the Conflicts of Interest and Corporate Opportunities Policy (the “Policy”), adopted by the Board on May 8, 2012, as subsequently amended or modified, and (ii) an individual who is not an incumbent Trustee shall not have a relationship, hold any position or office or otherwise engage in, or have engaged in, any activity that would result in a violation of the Policy if the individual were elected as a Trustee.  The Nominating Committee, in its sole discretion, shall determine whether an individual satisfies the foregoing qualifications. Any individual who does not satisfy the qualifications described above shall not be eligible for nomination or election as a Trustee. In addition, no person shall be qualified to be a Trustee unless the Nominating Committee, in consultation with counsel to the Fund, has determined that such person, if elected as a Trustee, would not cause the Fund to be in violation of, or not in compliance with, applicable law, regulation or regulatory interpretation, or the Fund’s Trust Instrument, or any general policy adopted by the Board regarding either retirement age or the percentage of “interested persons” and non-”interested persons” to comprise the Board.

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The Nominating Committee will consider and evaluate nominee candidates properly submitted by shareholders on the basis of the same criteria used to consider and evaluate candidates recommended by other sources. Nominee candidates proposed by shareholders will be considered properly submitted for consideration by the Nominating Committee only if the qualifications and procedures set forth in Appendix A of the Nominating Committee Charter, as it may be amended from time to time by the Nominating Committee or the Board, are met and followed (recommendations not properly submitted will not be considered by the Nominating Committee).

A candidate for nomination as a Trustee submitted by a shareholder will not be deemed to be properly submitted to the Nominating Committee for its consideration unless the following qualifications have been met and procedures followed:

1.
A shareholder or group of shareholders (referred to in either case as a “Nominating Shareholder”) that, individually or as a group, has beneficially owned at least 5% of the Fund’s shares for at least two years prior to the date the Nominating Shareholder submits a candidate for nomination as a Trustee may submit one candidate to the Nominating Committee for consideration at an annual meeting of shareholders.

2.
The Nominating Shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

3.
The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Fund not less than 120 calendar days before the first anniversary date of the Fund’s proxy statement released to shareholders in connection with the previous year’s annual meeting.

4.
The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the person recommended by the Nominating Shareholder (the “candidate”); (B) any position or business relationship of the candidate, currently or within the preceding five years, with the Nominating Shareholder or an Associated Person of the Nominating Shareholder (as defined below); (C) the number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such Nominating Shareholder by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Trustees pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the Nominating Shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the 1940 Act) and, if believed not to be an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate’s knowledge of the investment company industry, experience as a director or senior officer of public companies, trusteeships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the written and signed agreement of the candidate to complete a trustees’ and officers’ questionnaire if elected; (iv) the Nominating Shareholder’s consent to be named as such by the Fund; (v) the number of all shares of the Fund owned beneficially and of record by the Nominating Shareholder and any Associated Person of the Nominating Shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund’s record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the Nominating Shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the Nominating Shareholder.  “Associated Person of the Nominating Shareholder” as used in this paragraph 4 means any person required to be identified pursuant to clause (vi) and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the Nominating Shareholder or (b) any person required to be identified pursuant to clause (vi).

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5.
The Nominating Committee may require the Nominating Shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to paragraph 4 above or to determine the qualifications and eligibility of the candidate proposed by the Nominating Shareholder to serve on the Board.  If the Nominating Shareholder fails to provide such other information in writing within seven days of receipt of written request from the Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Nominating Committee.

A detailed description of the criteria used by the Nominating Committee as well as information required to be provided by shareholders submitting candidates for consideration by the Nominating Committee are included in the Nominating Committee Charter.  The Nominating Committee Charter was approved by the Board on May 8, 2012.

Executive Committee. The Board has an Executive Committee which was established in May 2012, comprised of Thomas B. Winmill and which may meet from time to time, the function of which is to exercise the powers of the Board between meetings of the Board to the extent permitted by law to be delegated and not delegated by the Board to any other committee.  The Executive Committee did not meet during the fiscal year ended December 31, 2012.

Committee of Continuing Trustees. The Fund has a Committee of Continuing Trustees which was established in May 2012, which may meet from time to time, to take such actions as are required by the Amended and Restated Agreement and Declaration of Trust and Bylaws of the Fund.  The Committee of Continuing Trustees did not meet during the fiscal year ended December 31, 2012.  The Committee of Continuing Trustees is comprised of Messrs. Huber, Hunt, Werner, and Winmill.

Ownership and Other Interests of the Trustees in the Fund and other Investment Companies in the Fund Complex

The following table sets forth information as of December 31, 2012 describing the dollar range of equity securities beneficially owned by each Trustee in the Fund and, on an aggregate basis, all the investment companies in the Fund Complex.

	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Security in All Registered Investment Companies Overseen by Trustee in the Fund Complex
Independent Trustees
James E. Hunt	[____]	[____]
Bruce B. Huber	[____]	[____]
Peter K. Werner	[____]	[____]
Interested Trustee
Thomas B. Winmill	[____]	[____]

As of December 31, 2012, no Independent Trustee owned beneficially or of record any securities in the Investment Manager or in any person controlled by, under common control with, or controlling the Investment Manager.

Compensation of Trustees and Officers

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Currently, the basis of compensation for the Independent Trustees is an annual retainer of $2,400, payable quarterly, a fee of $2,400 for each quarterly Board meeting attended, $250 for each special meeting attended, $250 for each committee meeting attended, and $500 per annum per committee chaired.  Each Independent Trustee is reimbursed for reasonable travel and out-of-pocket expenses associated with attending Board and committee meetings.  The Fund currently has no bonus, profit sharing, pension, or retirement plan.  The Fund’s Interested Trustee and executive officers are eligible for bonuses from the Investment Manager and may participate in a qualified retirement plan offered by Bexil Advisers.  No current officer or Trustee of the Fund who is also a manager, officer, or employee of Bexil Advisers or its affiliates receives any remuneration from the Fund, except the CCO.

A summary of the compensation and benefits for the Trustees of the Fund for the fiscal year ended December 31, 2012 is shown in the following table:

	Aggregate Compensation from Fund	Total Compensation from Fund Complex Paid to Trustees
Independent Trustees
James E. Hunt	$10,856	$35,625
Bruce B. Huber	$10,856	$35,625
Peter K. Werner	$12,439	$41,825
Interested Trustee
Thomas B. Winmill	$0	$0

The compensation of the Fund’s CCO is subject to the approval of the Board, including a majority of the Independent Trustees.  Payment of such CCO compensation is made by the Investment Manager and is reimbursed by the Fund pursuant to the Investment Management Agreement, as described below.  Further, such CCO compensation is charged to parties other than the Fund based on an estimated assessment of time and other factors.

CODES OF ETHICS

The Investment Manager and the Fund have each adopted a Code of Ethics, pursuant to Section 204A of, and Rule 204A-1 under the Investment Advisers Act of 1940, as amended, and Rule 17j-1 under the 1940 Act, respectively, that permits its personnel, subject to such code, to invest in securities for their own accounts, including securities that may be purchased or held by the Fund.  The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.  The Codes of Ethics are also available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov, and copies of them may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:  publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

PROXY VOTING

The Board has delegated the Fund’s vote of proxies, as described in the Fund’s proxy voting policies and procedures, to an independent third party voting service.  The Fund has retained the right to override the delegation to the independent third party voting service on a case by case basis.  With respect to a vote upon which the Fund overrides the third party voting service delegation to the extent that such vote presents a conflict of interest with management, the Fund normally will disclose such conflict to and obtain consent from the Independent Trustees or a committee thereof prior to voting.  With respect to a case when the Fund overrides the third party voting service delegation, the Fund normally will vote the proxies in accordance with the Amended Proxy Voting Policies and Procedures attached to this SAI as Appendix B.

In addition, information regarding how the Fund voted proxies relating to its portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling the Fund collect at 1-212-785-0900 or on the Fund’s website at http://www.dividendandincomefund.com and on the SEC’s website at http://www.sec.gov.

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CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of [____], the Fund is not aware of any person or “group” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), owning beneficially more than 5% of the Fund’s outstanding shares, except as follows:

Name and Address of Owner(1)	Number of Shares and Nature of Beneficial Ownership	Percentage of Outstanding Shares
Financial & Investment Management Group, Ltd. 111 Cass St. Traverse City, MI 49684	[ ](2)	[ ]%
Thomas B. Winmill P.O. Box 4 Walpole, NH 03608	[ ](3)	[ ]%
Bexil Corporation	[ ](4)	[ ]%
Midas Securities Group, Inc.	[ ](5)	[ ]%
Winmill & Co. Incorporated	[ ](6)	[ ]%
Winmill Family Trust	[ ](7)	[ ]%
Mark C. Winmill	[ ](8)	[ ]%
Castle Mortgage Corporation	[ ](9)	[ ]%
Bexil American Mortgage Inc.	[ ](10)	[ ]%
Bexil Securities LLC	[ ](11)	[ ]%

(1)           Unless otherwise noted, the address of each person is 11 Hanover Square, New York, NY 10005.

(2)            [The number of shares shown is based solely on the Schedule 13G filed by Financial & Investment Management Group, Ltd. on March 6, 2013, reflecting information as of January 31, 2013, according to which Financial & Investment Management Group, Ltd. disclaims beneficial ownership of these shares.]

(3)            Thomas B. Winmill is a trustee of the Winmill Family Trust and may be deemed to have indirect beneficial ownership of the [___] and [____] shares directly owned by CMC and Bexil Securities, respectively, as a result of his status as a controlling person of the Winmill Family Trust, Winco, and Midas Securities Group, Inc. (“Midas Securities”). Mr. Thomas Winmill disclaims beneficial ownership of these shares. Mr. Thomas Winmill beneficially owns an additional [__]% of the outstanding shares of the Fund. He does not disclaim beneficial ownership of these [___] shares.

(4)            Bexil Corporation (“Bexil”) has indirect beneficial ownership of these shares as a result of its status as the sole member of Bexil Securities and the majority owner of BAM and its subsidiary, CMC.

(5)            Midas Securities owns approximately [__]% of the outstanding shares of Bexil.

(6)            Winco owns all of the outstanding shares of Midas Securities.

(7)            The Winmill Family Trust owns all of the voting stock of Winco.

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(8)           Mark C. Winmill is a trustee of the Winmill Family Trust and may be deemed to have indirect beneficial ownership of the [__] and [__] shares directly owned by CMC and Bexil Securities, respectively, as a result of his status as a controlling person of the Winmill Family Trust, Winco, and Midas Securities. Mr. Mark Winmill disclaims beneficial ownership of these shares.

(9)            CMC has beneficial ownership of these shares and has sole voting and investment power over these shares.

(10)            Bexil American has indirect beneficial ownership of these shares, as a result of its status as the majority owner of CMC.

(11)            Bexil Securities has beneficial ownership of these shares and has sole voting and investment power over these shares.

As of [____], 2013, the officers and Trustees of the Fund (other than Thomas B. Winmill) own in the aggregate less than 1% of the outstanding shares of the Fund.

INVESTMENT MANAGEMENT AND OTHER SERVICES

Bexil Advisers LLC serves as the Fund’s Investment Manager with respect to all investments and makes all investment decisions for the Fund.  The Investment Manager, 11 Hanover Square, New York, New York 10005, was organized as a Maryland limited liability company in June 2010 and registered as an investment adviser under the Investment Advisers Act of 1940, as amended, in November 2010.  The Investment Manager is a wholly-owned subsidiary of Bexil, 11 Hanover Square, New York, New York 10005.  Bexil is a holding company whose principals and certain affiliated companies provide investment advisory services to registered investment companies.  Winco owns indirectly approximately 22% of the common stock of Bexil.  Winco is a Delaware corporation whose securities are traded in the over the counter market.   Thomas B. Winmill and Mark C. Winmill control Winco through a voting trust.

Under the Investment Management Agreement, the Fund pays to the Investment Manager a fee at the annual rate of 0.95% of the Fund’s “Managed Assets.”  “Managed Assets” means the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities, which liabilities exclude debt relating to leverage, short term debt and the aggregate liquidation preference of any outstanding preferred stock.

The Fund pays all the expenses required for the conduct of its business as described under “Management of the Fund—Fund Expenses” in the Prospectus.

Listed below are affiliated persons of the Fund who are also affiliated persons of the Investment Manager.  The capacities by which they are affiliated are also included.

Affiliated Persons of the Fund and the Investment Manager

Affiliated Person	Position with the Fund	Position with the Investment Manager
Thomas B. Winmill	Trustee, President, and Chief Executive Officer	Chief Executive Officer, President, General Counsel, and Manager
Mark C. Winmill	Vice President	Executive Vice President
Thomas O’Malley	Chief Financial Officer and Chief Accounting Officer	Chief Financial Officer, Chief Accounting Officer, Treasurer, and Manager
John F. Ramírez	General Counsel, Chief Legal Officer, Vice President, and Secretary	Chief Compliance Officer, Associate General Counsel, Vice President, and Secretary
Heidi Keating	Vice President	Vice President
Jacob Bukhsbaum	CCO, AML Officer, and Vice President	Vice President, Compliance Administrator

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Fees Under the Investment Management Agreement

For the fiscal years ended December 31, 2011 and 2012, the Fund paid the Investment Manager advisory fees and the Investment Manager waived fees of the Fund under the Investment Management Agreement as follows:

Year	Fees Paid (after waivers)	Waivers(1)
2012	$[____]	$[____]
2011	$[____]	$[____]

(1)           Pursuant to a Fee Waiver Letter in effect from February 1, 2011 through September 19, 2012, the Investment Manager contractually agreed to waive up to 0.10% of its advisory fee annually to the extent that the ratio stated as a percentage of the Fund’s direct operating expenses (the Fund’s total operating expenses (excluding commercial paper fees and interest expense, borrowing interest and fees, brokerage commissions, taxes, fees and expenses of investing in other investment companies, and extraordinary expenses)) to the Fund’s Managed Assets exceeded 1.58%.  Pursuant to the Fee Waiver Letter, the Investment Manager contractually agreed that it is not entitled to reimbursement of any waived fees.

For the fiscal year ended November 30, 2010, the Fund paid Chartwell Investment Partners, L.P., the Fund’s former investment manager (“Chartwell Partners”), advisory fees, and Chartwell Partners waived fees and/or reimbursed expenses of the Fund under its investment management agreement as follows:

Year	Fees Paid (after waivers)	Waivers	Reimbursements
2010	$744,863	$87,822	$0

PORTFOLIO MANAGERS

The daily portfolio management of the Fund is provided by the Investment Policy Committee (“IPC”) of the Investment Manager. The following table provides information relating to each member and their role within the IPC.

Name	Title	Business Experience During the Past Five Years
Thomas B. Winmill	Chairman	See biographical information in the Prospectus.
John F. Ramírez	Director of Fixed Income	See biographical information in the Prospectus.
Heidi Keating (also known as Irene Kawczynski)	Vice President-Trading	See biographical information in the Prospectus.
Mark C. Winmill	Chief Investment Strategist	See biographical information in the Prospectus.

The same members of the IPC also manage Midas Magic, Midas Perpetual Portfolio, and Foxby Corp.  Thomas B. Winmill is also the portfolio manager of Midas Fund.

Each member of the IPC receives compensation for his or her services.  As of December 31, 2012, the IPC member compensation plan generally consists of base salary, employee benefits plan participation, qualified retirement plan participation, annual and asset level bonuses, certain prerequisites, and participation in equity based compensation plans.  A portion of an IPC member’s compensation may be deferred based on criteria established by the Investment Manager, or at the election of the IPC member.

Each IPC member’s base salary is determined annually by level of responsibility and tenure at the Investment Manager or its affiliates.  The primary components of each IPC member’s annual bonus are based on (i) number of weeks’ salary paid as annual bonuses to employees generally of the Investment Manager and its affiliates, and (ii) the financial performance of the Investment Manager and its affiliates.  A subjective component of each IPC member’s annual bonus is based on the IPC member’s overall contribution to management of the Investment Manager and its affiliates.  IPC members may receive an asset level bonus upon assets under management reaching certain levels.  Each IPC member also may be compensated under equity based compensation plans linked to increases or decreases in the market value of the stock of Bexil or Winco.

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The IPC member compensation plan may give rise to potential conflicts of interest.  Each IPC member’s base pay tends to increase with additional and more complex responsibilities often reflecting increased assets under management and marketing efforts, which together indirectly link compensation to sales of Shares.  The asset level bonus, although intended to encourage above average investment performance and account servicing, as well as lower expense ratios may give rise to potential conflicts of interest by linking compensation to sales.  The management of multiple Funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the Funds and accounts have different objectives, benchmarks, time horizons, and fees as the IPC member must allocate his or her time and investment ideas across multiple Funds and accounts.  Each IPC member may execute transactions for one Fund or account that may adversely impact the value of securities held by another Fund.  Securities selected for one Fund or accounts rather than another Fund may outperform the securities selected for the Fund.  The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Fund’s and the Investment Manager’s Codes of Ethics will adequately address such conflicts.

The following table provides information relating to other accounts managed where the IPC member is jointly or primarily responsible for day to day management as of December 31, 2012.  No IPC member manages such accounts or assets with performance based advisory fees, or other pooled investment vehicles.

Portfolio Managers		Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Thomas B. Winmill	Number: Assets (millions):	[____]	N/A N/A	[____]
John F. Ramírez	Number: Assets (millions):	[____]	N/A N/A	[____]
Heidi Keating (also known as Irene Kawczynski)	Number: Assets (millions):	[____]	N/A N/A	[____]
Mark C. Winmill(1)	Number: Assets (millions):	[____]	N/A N/A	[____]

(1)           The information in the chart provided for Mr. Mark Winmill is as of [____], 2013.

As of December 31, 2012, the dollar range of Shares beneficially owned by members of the IPC in the Fund were as follows: Thomas B. Winmill – $[___]; John F. Ramírez – [___]; and Heidi Keating – [___].  As of [_____], 2013, the dollar range of Shares beneficially owned by Mark C. Winmill in the Fund was [___].

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Fund seeks to obtain prompt execution of orders at favorable net prices.  Transactions are directed to brokers and dealers qualified to execute orders or provide brokerage and research services.  The Investment Manager may also allocate portfolio transactions to broker/dealers that remit a portion of their commissions as a credit against the charges of Fund service providers.  No formula exists and no arrangement is made with or promised to any broker/dealer which commits either a stated volume or percentage of brokerage business based on brokerage and research services furnished to the Investment Manager.  Although Fund transactions in some securities are usually with dealers acting as principals at net prices incurring little or no brokerage costs, in other circumstances, however, the Fund may engage a broker as agent for a commission to effect transactions for such similar securities.  Purchases of securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price.  While the Investment Manager generally seeks competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

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The Investment Manager directs portfolio transactions to broker/dealers for execution on terms and at rates which it believes, in good faith, to be reasonable in view of the overall nature and quality of services provided by a particular broker/dealer, including brokerage and research services. With respect to brokerage and research services, consideration may be given in the selection of broker/dealers to brokerage or research provided and payment may be made for a fee higher than that charged by another broker/dealer which does not furnish brokerage or research services or which furnishes brokerage or research services deemed to be of lesser value, so long as the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), or other applicable law are met. Section 28(e) of the 1934 Act specifies that a person with investment discretion shall not be “deemed to have acted unlawfully or to have breached a fiduciary duty” solely because such person has caused the account to pay a higher commission than the lowest available under certain circumstances.  To obtain the benefit of Section 28(e), the person so exercising investment discretion must make a good faith determination that the commissions paid are “reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion.”  Thus, although the Investment Manager may direct portfolio transactions without necessarily obtaining the lowest price at which such broker/dealer, or another, may be willing to do business, the Investment Manager seeks the best value to the Fund on each trade that circumstances in the market place permit, including the value inherent in ongoing relationships with quality brokers.

Sometimes, it is not possible to determine the extent to which commissions that reflect an element of value for brokerage or research services might exceed commissions that would be payable for execution alone, nor can the value of such services to the Fund be measured in some cases.  There is no certainty that such services so acquired, will be beneficial to the Fund.  These services may include brokerage and research services as defined in Section 28(e)(3) of the 1934 Act, which currently include:  (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors, and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).  Pursuant to arrangements with certain broker/dealers, such broker/dealers provide and pay for various research oriented computer hardware, software, market pricing information, investment subscriptions, and memberships, and other third party and internal research of assistance to the Investment Manager in the performance of its investment decision making responsibilities for transactions effected by such broker/dealers for the Fund.  Commission “soft dollars” may be used only for “brokerage and research services” provided directly or indirectly by the broker/dealer and cash payments are not be made by such broker/dealers to the Investment Manager.  To the extent that commission “soft dollars” do not result in the provision of any “brokerage and research services” by a broker/dealer to whom such commissions are paid, the commissions, nevertheless, are the property of such broker/dealer. To the extent any such services are utilized by the Investment Manager for other than the performance of its investment decision making responsibilities, the Investment Manager normally makes an appropriate allocation of the cost of such services according to their use.

During the fiscal years ended November 30, 2010 and December 31, 2011 and 2012, the Fund paid the following brokerage commissions (in thousands):

Year	Total Amount Paid
2010	$[____]
2011	$[____]
2012	$[____]

Bunched Trades

Investment decisions for the Fund are made based on the Fund’s investment objectives and policies and similar factors.  The same investment decision, however, may occasionally be made for two or more investment companies in the Fund Complex advised by the Investment Manager or its affiliates.  In such a case, the orders for two or more investment companies in the Fund Complex may be combined for a particular security (a “bunched trade”) so that all of the investment companies in the Fund Complex participating in the bunched trade receive the same execution price with all transaction costs (e.g., commissions) shared on a pro rata basis.  In the event that there are insufficient securities to satisfy all orders, the partial amount executed may be allocated among participating investment companies pro rata on the basis of order size or other basis deemed equitable, although the Investment Manager may waive such allocation should such allocation result in an insufficient share amount or other undesired event. In such event, the Fund’s pro rata allocation may be reallocated to the other investment companies in the Fund Complex that participated in the bunched trade.  Following trade execution, the Investment Manager may determine in certain instances that it may be fair and equitable to allocate securities purchased or sold in such trade in a manner other than that which may follow from a mechanical application of the procedures outlined above. Such instances may include: (1) partial fills and special investment companies (in the event that there are insufficient securities to satisfy all orders, it may be fair and equitable to give designated investment companies in the Fund Complex with special investment objectives and policies some degree of priority over other investment companies in the Fund Complex.); or (2) unsuitable or inappropriate investment (it may be appropriate to deviate from the allocation determined by application of these procedures if it is determined before the final allocation that the security in question may be unsuitable or inappropriate for the Fund).  While in some cases this practice could have a detrimental effect upon the price or quantity of the security available with respect to the Fund, the Investment Manager believes that a bunched trade can generally result in more equitable execution and prices. Research services provided by brokers through which the Fund effects securities transactions may be used by the Investment Manager’s affiliates in servicing other investment companies in the Fund Complex and other accounts and not all of these services may be used by the Investment Manager in connection with the Fund.  The accounts aggregated may include those accounts in which the Investment Manager’s officers, directors, agents, employees, or affiliates own interests.

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Other

The Fund is not obligated to deal with any particular broker/dealer.  Certain broker/dealers that the investment companies in the Fund Complex do business with may, from time to time, own more than 5% of the publicly traded stock of Winco or Bexil or their publicly traded affiliates.

The Fund’s portfolio turnover rate may vary from year to year and will not be a limiting factor when the Investment Manager deems portfolio changes appropriate.  The portfolio turnover rate is calculated by dividing the lesser of the Fund’s annual purchases or sales of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year.  A higher portfolio turnover rate involves correspondingly greater transaction costs and increases the potential for recognition of net capital gains and resulting larger taxable distributions to shareholders.

TAX CONSIDERATIONS

General

The following discussion is a general summary of some of the important federal tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the Fund’s activities.  This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances and is not intended as a substitute for careful tax planning.  It is based on the Code, the final, temporary, and proposed regulations thereunder (“Regulations”), judicial decisions, and published administrative pronouncements, all as in effect on the date of this SAI and all of which are subject to change, possibly retroactively.  Investors are urged to consult their own tax advisers for more detailed information and for information regarding other federal tax considerations and any state, local, or foreign taxes that may apply to them.

Federal Tax Treatment of the Fund

Qualification as a Regulated Investment Company.  The Fund intends to continue to qualify annually to be taxed as a regulated investment company under Subchapter M of Chapter 1 of Subtitle A of the Code (“RIC”). To so qualify, the Fund must, among other things –

(1) derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from Financial Instruments) derived with respect to its business of investing in securities or such currencies, and (b) net income from an interest in a “qualified publicly traded partnership” (i.e., a publicly traded partnership that is treated as a partnership for federal tax purposes and derives less than 90% of its gross income from the items described in clause (a) (“QPTP”) (“Income Requirement”), and

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(2) diversify its holdings so that, at the end of each quarter of its taxable year, (a) at least 50% of the value of its total assets is represented by cash, cash items, Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that is not greater than 5% of that value and does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (b) not more than 25% of that value is invested in (i) the securities of any one issuer (other than Government securities or securities of other RICs), (ii) the securities of two or more issuers that are controlled by the Fund and are determined to be in the same, similar, or related trades or businesses, or (iii) the securities of one or more QPTPs (“Diversification Requirements”).

As a RIC, the Fund will not be subject to federal income tax on the part of its investment company taxable income (consisting generally of net investment income, the excess, if any, of net short term capital gain over net long term capital loss, and net gains and losses from certain foreign currency transactions, if any, all determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long term capital gain over net short term capital loss), if any, that it distributes to its shareholders, provided the Fund distributes at least 90% of that income for its taxable year to its shareholders (“Distribution Requirement”).

If, for any taxable year, the Fund failed to qualify for tax treatment as a RIC -- either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Income and Diversification Requirements, or (2) by failing to satisfy the Income Requirement and/or either Diversification Requirement and was unable, or determined not to, avail itself of provisions enacted as part of the Regulated Investment Company Modernization Act of 2010 that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements -- it would incur regular federal corporate income tax on its taxable income for that year and distributions to its shareholders would not be deductible by it in computing its taxable income.  In addition, for federal tax purposes the shareholders would treat all those distributions, including distributions of net capital gain, as dividends to the extent of the Fund’s earnings and profits, taxable as ordinary income (except that, for individual and certain other non-corporate shareholders (collectively, “individual shareholders”), the part thereof that is “QDI” (see “Federal Tax Treatment of Shareholders,” below) would be subject to federal income tax at the rates for net capital gain – maximums of 15% and 20% – and those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances).  Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

Excise Tax.  The Fund will be subject to a non-deductible 4% federal excise tax (“Excise Tax”) to the extent that it does not distribute by the end of each calendar year an amount equal to the sum of at least (1) 98% of its ordinary income for that year, (2) 98.2% of its capital gain net income for the one-year period ending on October 31 of that year, plus (3) the undistributed income and gain, if any, from previous years.

Federal Tax Treatment of Certain Fund Transactions

Investments in Debt Securities.  The Fund may acquire (1) zero coupon or other securities issued with OID and (2) Treasury inflation-indexed securities (that is, “TIPS”), on which principal is adjusted based on changes in the CPI-U (that is, the Consumer Price Index for Urban Consumers).  The Fund must include in its gross income the OID that accrues on those securities, and the amount of any principal increases on TIPS, during the taxable year, even if it receives no corresponding payment on them during the year.  Similarly, the Fund must include in its gross income securities it receives as “interest” on PIKs.  Because the Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it might be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives.  Those distributions would have to be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of its portfolio securities.  The Fund might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

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Hedging Strategies.  The Fund’s use of hedging strategies, such as writing (selling) and purchasing options and futures and entering into forward currency contracts, involves complex rules that apply to determine for income tax purposes the amount, character, and timing of recognition of the gains and losses the Fund realizes in connection therewith.  Gains from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future Regulations), and gains from Financial Instruments the Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

Some futures contracts, foreign currency contracts and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) – but excluding any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap or similar agreement – in which the Fund invests may be subject to Code section 1256 (collectively “section 1256 contracts”).  Any section 1256 contracts the Fund holds at the end of its taxable year (and generally for purposes of the Excise Tax, on October 31 of each year) must be “marked to market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long term capital gain or loss, and the balance will be treated as short term capital gain or loss.  These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short term capital gain, which will be includible in investment company taxable income and thus taxable to its shareholders as ordinary income when distributed to them), and to increase the net capital gain the Fund recognizes, even though the Fund may not have closed the transactions and received cash to pay the distributions.  The Fund may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, which the Fund clearly identifies in accordance with applicable Regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of short term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute.  Section 1256 contracts also are marked to market for purposes of the Excise Tax.

Offsetting positions the Fund enters into or holds in any actively traded security or Financial Instrument may constitute a “straddle” for federal income tax purposes.  Straddles are subject to certain rules that may affect the amount, character and timing of recognition of the Fund’s gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund’s holding period for certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short term rather than long term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short term capital losses, be treated as long term capital losses.  Applicable Regulations also provide certain “wash sale” rules, which apply to a transaction where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, applicable to straddles.  Different elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.

The premium the Fund receives for writing (selling) a put or call option is not included in income at the time of receipt. If a call option written by the Fund lapses (i.e., terminates without being exercised), the amount of the premium it received for the option will be short term capital gain.  If the Fund enters into a closing purchase transaction with respect to a written call option, it will have a short term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys.  If such an option is exercised and the Fund thus sells the securities subject to the option, the premium it received will be added to the exercise price to determine the gain or loss on the sale.

Investments in Foreign Securities.  Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes foreign countries and U.S. possessions impose that would reduce the yield and/or total return on its investments.  Tax conventions between certain countries and the United States may reduce or eliminate those taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

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Under Code section 988, a gain or loss (1) from the disposition of foreign currencies, (2) unless the Fund has elected otherwise, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign currency denominated debt security that is attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (4) that is attributable to exchange rate fluctuations between the time the Fund accrues interest, dividends, or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities generally will be treated as ordinary income or loss.  These gains or losses will increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain.  If the Fund’s section 988 losses exceed other investment company taxable income for a taxable year, it would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her Shares.

The Fund may invest in the stock of “passive foreign investment companies” (“PFICs”).  A PFIC is a foreign corporation – other than a “controlled foreign corporation” (i.e. , a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by “United States shareholders,” defined as “United States persons” that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which the Fund is a United States shareholder – that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income.  Under certain circumstances, the Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on its disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders.  The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.  Fund distributions thereof will not be eligible for the 15% and 20% maximum federal income tax rates on individual shareholders’ “qualified dividend income” described below under “Federal Tax Treatment of Shareholders.”

If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain – which the Fund likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax – even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be difficult, if not impossible, to make this election because some of the information required to make this election may not be easily obtainable.

The Fund may elect to “mark to market” any stock in a PFIC it owns at the end of its taxable year.  “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over the Fund’s adjusted basis therein (including mark-to-market gain for each prior year for which an election was in effect) as of the end of that year.  Pursuant to the election, the Fund also may deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election.  The Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Investors should be aware that the Fund may not be able, at the time it acquires a foreign corporation’s shares, to ascertain whether the corporation is a PFIC and that a foreign corporation may become a PFIC after the Fund acquires shares therein.  Notwithstanding the tax consequences detailed above, the Fund reserves the right to make such investments as a matter of its investment policy.

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The Fund may invest in units of Canadian income trusts.  The tax consequences to the Fund of an investment in an income trust depend on the trust’s classification for federal tax purposes, generally, a corporation or a partnership.

(1)  If a Canadian income trust is classified as a corporation, it would be a PFIC (with the income tax consequences to the Fund described above) if it primarily held equity or debt securities of an underlying operating entity but would not be a PFIC if it was actively engaged in a business, such as oil and gas exploration (as a large proportion of Canadian income trusts are), and did not hold substantial investment-type assets.  In the latter event, distributions from the income trust to the Fund would be treated as dividends that likely would be treated as QDI.

(2)  If a Canadian income trust is classified for federal tax purposes as a partnership (by making a certain election or otherwise), it likely would be a QPTP, in which event all its net income (regardless of source) would be qualifying income to the Fund under the Income Requirement.  But if such an income trust is not a QPTP (because, for example, it satisfies the Income Requirement, i.e., at least 90% of its gross income is qualifying income), then (a) it would be a publicly traded partnership that likely would be treated for federal tax purposes as a corporation, with the income tax consequences mentioned in (1) above, or (b) if not, (i) the Fund would treat its share of the trust’s income as qualifying income under the Income Requirement only to the extent it would be qualifying income if realized directly by the Fund in the same manner as realized by the trust and (ii) any non-qualifying income of the trust would pass through to the Fund.

Investments in REITs.  The Fund may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (“TMPs”) or have a qualified REIT subsidiary that is a TMP.  A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion.”  The Code authorizes the issuance of Regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, that are TMPs.  Although those Regulations have not yet been issued, the U.S. Treasury Department and the Internal Revenue Service (“Service”) issued a notice in 2006 (“Notice”) announcing that, pending the issuance of further guidance (which has not yet been issued), the Service would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.

The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to tax on their unrelated business taxable income (“UBTI”)) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocated to its shareholders that are disqualified organizations, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, individual retirement accounts, and public charities) constitutes UBTI to them.

A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record” after “its” in clause (4)).  The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends.

Investments in MLPs.  The Fund may invest in ownership units (e.g., limited partnership interests) in MLPs, which generally are classified as partnerships for federal tax purposes.  Most MLPs in which the Fund may invest are expected to be QPTPs, all the net income from which (regardless of source) would be qualifying income to the Fund under the Income Requirement.  If the Fund invests in an MLP that is not a QPTP, the net income the Fund earns therefrom would be treated as qualifying income under the Income Requirement only to the extent it would be qualifying income if realized directly by the Fund in the same manner as realized by the MLP.

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Other Transactions.  If the Fund has an “appreciated financial position” – generally, an interest (including an interest through a Financial Instrument) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis – and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time.  A constructive sale generally consists of an offsetting notional principal contract or a futures or forward contract the Fund or a related person enters into with respect to the same or substantially identical property.  In addition, if the appreciated financial position is itself such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale.  The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e. , at no time during that 60 day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell or granting an option to buy substantially identical stock or securities).

Federal Tax Treatment of Shareholders

Distributions.  Dividends from the Fund’s investment company taxable income are taxable to its shareholders as ordinary income, whether received in cash or reinvested in additional Shares, except that the part of those dividends attributable to “qualified dividend income” (i.e., dividends the Fund receives on stock of most U.S. corporations, significantly limited in the case of REITs, and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions) (“QDI”) generally are subject to federal income tax, including a 15% maximum rate for individual shareholders who satisfy those restrictions with respect to their Shares on which the Fund dividends were paid at the rates applicable to net capital gain -- a maximum of 15% for a single shareholder with taxable income not exceeding $400,000 ($450,000 for married shareholders filing jointly) and 20% for those non-corporate shareholders with taxable income exceeding those respective amounts.

For a corporate shareholder, a part of the dividends from the Fund’s investment company taxable income may qualify for the 70% corporate dividends-received deduction (“DRD”).  The eligible part may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (specifically excluding REITs) and excludes dividends from foreign corporations, and it is further subject to the Fund’s satisfying certain holding period and other restrictions.  However, Fund dividends a corporate shareholder deducts pursuant to the DRD are subject indirectly to the federal alternative minimum tax.

Distributions to a shareholder of the Fund’s net capital gain, if any, whether received in cash or reinvested in additional Shares through the Fund’s Dividend Reinvestment Plan (“Plan”), are taxable as long term capital gain, regardless of how long the shareholder has held its Shares, and also are subject to the 15% and 20% maximum federal income tax rates for shareholders mentioned above.  If the Fund retains any net capital gain, it may designate all or a portion of the retained amount as undistributed capital gains in a notice to its shareholders.  If the Fund makes such a designation, it would be required to pay federal income tax at the rate of 35% on the undistributed gain (“Fund tax”) and each shareholder subject to federal income tax (1) would be required to include in income, as long term capital gain, his or her proportionate share of the designated gain (which would be taxed to individual shareholders at the 15% and 20% maximum rates), (2) would be entitled to credit his or her proportionate share of the Fund tax against his or her federal income tax liability, if any, and to claim a refund to the extent the credit exceeds that liability, and (3) would increase the tax basis in his or her Shares by the difference between the included income and such share of the Fund tax.

Although dividends generally will be treated as distributed when paid, a dividend declared by the Fund in October, November, or December payable to shareholders of record on a date in one of those months and paid during the following January will be treated as having been distributed by the Fund (and received by the shareholders) on December 31 of the year in which it was declared.

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A distribution on Shares is generally subject to federal income tax as described herein, even though it may economically represent a return of a shareholder’s investment. Such a distribution is likely to occur on Shares that are purchased at a time when the Fund has (1) gains that are either unrealized or realized but not distributed or (2) undistributed income.  Those realized gains may be required to be distributed even when the Fund’s NAV also reflects unrealized losses.  Distributions are taxable to a shareholder even if they are paid from income or gains the Fund earned before the shareholders invested in Shares (and thus included in the price the shareholder paid therefor). Shareholders thus should consider the tax implications of buying Shares just before a distribution by the Fund, because the price of Shares purchased at that time may reflect the amount of the forthcoming distribution.  Such a distribution may have the effect of reducing the value of Shares below a shareholder’s cost and would be a partial return on investment in an economic sense but would nevertheless be taxable to the shareholder.

If the Fund makes a distribution to shareholders in excess of its current and accumulated earnings and profits, the excess distribution to each shareholder will be treated as a “return of capital” to the extent of the shareholder’s tax basis in its Shares and thereafter as capital gain.  A return of capital is not taxable, but it reduces a shareholder’s tax basis in its Shares, thus reducing any loss or increasing any gain on the shareholder’s subsequent taxable disposition of the Shares.

Shareholders will be notified, on Forms 1099, by mid-February of each year as to the federal tax status of dividends and other distributions from the Fund for the preceding year.  However, because REITs, after a calendar-year end, can and often do change the category (e.g., ordinary income dividend, capital gain distribution, or return of capital) of the distributions they have made during that year – which would result at that time in the Fund’s also having to re-categorize some of the distributions it made to its shareholders – the Fund may, in one or more years, request from the Service an extension of time to distribute those forms until mid-March to enable it to receive the latest information it can from the REITs in which it invests and thereby accurately report that information to its shareholders on a single form (rather than having to send them amended forms).

The Service has ruled that a RIC that has two or more classes of shares must designate distributions made to each class in any year as consisting of no more than that class’s proportionate share of each type of income for the year based on the total dividends distributed to each class for the year.  Consequently, the Fund currently intends that, if it issues preferred Shares in the future and thus has both common and preferred Shares outstanding, it will allocate, to the fullest extent practicable, income and gain distributed to those classes as consisting of particular types of income (such as QDI, dividends qualifying for the DRD, and net capital gain) in accordance with the classes’ proportionate shares of the income and gain (i.e., in proportion to the total distributions made to each class during the taxable year, or otherwise as required by applicable law).

If, at any time when any borrowings, including short term debt securities, or preferred Shares (collectively, “Senior Securities”) are outstanding, the Fund does not meet the asset coverage requirements of the 1940 Act or if there are Senior Securities outstanding that have been rated by any rating agency, any additional requirements imposed by such rating agency, the Fund will be required to suspend distributions to holders of its common Shares until the asset coverage is restored.  See “Investment Objectives, Policies and Strategies – Leverage” in the Prospectus.  Such a suspension may prevent the Fund from satisfying the Distribution Requirement (that is, distributing at least 90% of its investment company taxable income) and therefore jeopardize its qualification for taxation as a RIC or cause it to incur income tax or Excise Tax liability on the undistributed taxable income (including gain), or both.  On a failure to meet any of those asset coverage requirements, the Fund may, in its sole discretion, purchase or redeem any Senior Securities in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to continue to qualify for treatment as a RIC.  There can be no assurance, however, that any such redemption would achieve those objectives.

Sale of Shares.  A shareholder may realize a taxable gain or loss on the sale of Shares, depending on the shareholder’s basis in the Shares for federal income tax purposes. If a shareholder held the sold Shares as capital assets, the gain or loss would be treated as a capital gain or loss and would be long term or short term, depending on the shareholder’s holding period for the Shares. As a general rule, a shareholder’s gain or loss will be a long term capital gain or loss if the Shares have been held for more than one year and a short term capital gain or loss if the Shares have been held one year or less.  Any loss realized on the sale of the Shares held for six months or less will be treated as a long term capital loss to the extent of any distributions of net capital gain (or deemed distributions with respect to retained net capital gain described above) received by the shareholder with respect to the Shares.  Any loss realized on a sale will also be disallowed to the extent the Shares disposed of are replaced, including a replacement pursuant to the Plan, within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the Shares.  In that case, the basis in the Shares acquired would be increased to reflect the disallowed loss.

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Foreign Shareholders.  Dividends the Fund pays to a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation, or a foreign partnership (a “foreign shareholder”), other than (1) dividends paid to a foreign shareholder whose ownership of Shares is effectively connected with a U.S. trade or business the shareholder carries on and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate).  Two categories of dividends, however, “interest-related dividends” and “short-term capital gain dividends,” if reported by the Fund in writing to its shareholders, will be exempt from that tax. “Interest-related dividends” are dividends that are attributable to “qualified net interest income” (i.e., “qualified interest income,” which generally consists of certain OID, interest on obligations “in registered form,” and interest on deposits, less allocable deductions).  “Short-term capital gain dividends” are dividends that are attributable to net short term capital gain, computed with certain adjustments.  The exemption from withholding tax will apply to interest-related dividends and short-term capital gain dividends the Fund pays to foreign investors, with certain exceptions, with respect to its current taxable year (unless the period for the exemption’s applicability is extended by legislation).

Back-up Withholding.  The Fund must withhold and remit to the U.S. Treasury 28% of dividends, capital gain distributions, and redemption proceeds (regardless of the extent to which gain or loss may be realized), if any, otherwise payable to any individual shareholder who fails to certify that the taxpayer identification number furnished to the Fund is correct or who furnishes an incorrect number (together with the withholding described in the next sentence, “back-up withholding”).  Withholding at that rate also is required from the Fund’s dividends and capital gain distributions otherwise payable to such a shareholder who is subject to back-up withholding for any other reason.

When establishing an account, an investor must certify under penalty of perjury that his or her taxpayer identification number, which generally is his or her Social Security number, is correct and that he or she is not otherwise subject to back-up withholding.  Back-up withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded.

Other Taxation.  Ordinary and capital gain dividends may be subject to state, local, and foreign taxes, in a manner different from the treatment thereof described above.  For example, Fund dividends, if any, derived from interest on certain U.S. government securities may be exempt from state and local personal income taxes, subject in some states to minimum investment or reporting requirements the Fund must meet, but income from repurchase agreements and interest on mortgage-backed U.S. government securities generally are not so exempt.

REPORTS TO SHAREHOLDERS

The Fund issues, at least semi-annually, a report to its shareholders including a list of investments held and statements of assets and liabilities, operations, and changes in net assets of the Fund.  The Fund’s fiscal year ends on December 31.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[_____], [_____], is the Fund’s independent registered public accounting firm and audits the financial statements of the Fund.

CUSTODIAN

State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, MO 64105, has been retained to act as Custodian of the Fund’s investments and may appoint one or more subcustodians.  The Custodian is responsible for the safekeeping of Fund assets and, with its affiliates, acts as a securities lending and borrowing agent and a securities broker for portfolio transactions by the Fund.  As part of its agreement with the Fund, the Custodian may apply credits or charges for its services to the Fund for, respectively, positive or deficit cash balances maintained by the Fund with the Custodian.

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FINANCIAL STATEMENTS

The financial statements included in the Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2012, filed with the SEC on March 11, 2013 (Accession Number 0001059213-13-000007), are incorporated herein by reference with respect to all information other than the information set forth in the Letter to Shareholders included therein.

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APPENDIX A—DESCRIPTION OF SECURITIES RATINGS

A rating by a rating agency represents the service’s opinion as to the general credit quality of the security being rated and is not an absolute standard of quality or guarantee as to the creditworthiness of an issuer. Individual services and their respective analysts give different weightings to the various factors involved in a credit analysis and may issue different credit ratings for the same security. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account, among others, market value or suitability for a particular investor. Ratings are generally based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable; however, rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. Ratings may be changed, suspended or withdrawn. The following is a description of the ratings used by Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”), and Moody’s Investors Service, Inc. (“Moody’s”) with respect to bonds, commercial paper, preferred stocks and convertible securities.

S&P Corporate Long-term Obligation Ratings:

The following descriptions of S&P’s long-term obligation ratings have been published by Standard & Poor’s Financial Services LLC.

AAA – An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB – An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B – An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC – An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC – An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C – A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D – An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days, irrespective of any grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (-) – The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Moody’s Long-term Obligation Ratings:

The following descriptions of Moody’s long-term obligation ratings have been published by Moody’s Investors Service, Inc.

Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C – Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Modifiers: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

S&P’s Short-term Obligation Ratings:

The following descriptions of S&P’s short-term issue credit ratings have been published by Standard & Poor’s Financial Services LLC.

A-1 – A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 – A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 – A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B – A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C – A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D – A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period.  However, any stated grace period longer than five business days will be treated as five business days.  The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings – Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols.  The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’).  With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

Moody’s Short-term Obligation Ratings:

The following descriptions of Moody’s short-term obligation ratings have been published by Moody’s Investors Service, Inc.

P-1 –  Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Commercial Paper Ratings

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s.  Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay of short-term debt obligations. Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.  This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

APPENDIX B—PROXY VOTING

AMENDED PROXY VOTING POLICIES AND PROCEDURES
2012

Dividend and Income Fund

Dividend and Income Fund (the “Fund”) delegates the responsibility for voting proxies of portfolio companies held in the Fund's portfolio to Institutional Shareholder Services (“ISS”).  A concise summary of the Proxy Voting Guidelines of ISS (see attached) is incorporated by reference herein as the Fund's proxy voting policies and procedures, as supplemented by the terms hereof.  The Fund retains the right to override the delegation to ISS on a case-by-case basis, in which case the ADDENDUM – NON-DELEGATED PROXY VOTING POLICIES AND PROCEDURES supersede the Proxy Voting Guidelines of ISS in their entirety. In all cases, the Fund's proxies will be voted in the best interests of the Fund.

With respect to a vote upon which the Fund overrides the delegation to ISS, to the extent that such vote presents a material conflict of interest between the Fund and its Investment Manager or any affiliated person of the Investment Manager, the Fund normally will disclose such conflict to, and obtain consent from, its Independent Directors, or a committee thereof, prior to voting the proxy.

ADDENDUM
NON-DELEGATED PROXY VOTING POLICIES AND PROCEDURES

These proxy voting policies and procedures are intended to provide general guidelines regarding the issues they address.  As such, they cannot be “violated.” In each case the vote generally will be based on maximizing shareholder value over the long term, as consistent with overall investment objectives and policies.

Board and Governance Issues

Board of Director Composition

Typically, we will not object to slates with at least a majority of independent directors.

We generally will not object to shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

Approval of IRPAF

We will evaluate on a case-by-case basis instances in which the audit firm has a significant audit relationship with the company to determine whether we believe independence has been compromised.

We will review and evaluate the resolutions seeking ratification of the auditor when fees for financial systems design and implementation substantially exceed audit and all other fees, as this can compromise the independence of the auditor.

We will carefully review and evaluate the election of the audit committee chair if the audit committee recommends an auditor whose fees for financial systems design and implementation substantially exceed audit and all other fees, as this can compromise the independence of the auditor.

Increase Authorized Common Stock

We will generally support the authorization of additional common stock necessary to facilitate a stock split.

We will generally support the authorization of additional common stock.

Blank Check Preferred Stock

Blank check preferred is stock with a fixed dividend and a preferential claim on company assets relative to common shares.  The terms of the stock (voting, dividend and conversion rights) are determined at the discretion of the Board when the stock is issued.  Although such an issue can in theory be used for financing purposes, often it has been used in connection with a takeover defense. Accordingly, we will generally evaluate the creation of blank check preferred stock.

Classified or "Staggered" Board

On a classified (or staggered) board, directors are divided into separate classes (usually three) with directors in each class elected to overlapping three-year terms.  Companies argue that such Boards offer continuity in direction which promotes long-term planning.  However, in some instances they may serve to deter unwanted takeovers since a potential buyer would have to wait at least two years to gain a majority of Board seats.

We will vote on a case-by-case basis on issues involving classified boards.

Supermajority Vote Requirements

Supermajority vote requirements in a company charter or bylaws require a level of voting approval in excess of simple majority.  Generally, supermajority provisions require at least 2/3 affirmative vote for passage of issues.

We will vote on a case-by-case basis regarding issues involving supermajority voting.

Restrictions on Shareholders to Act by Written Consent

Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting.  It permits action to be taken by the written consent of the same percentage or outstanding shares that would be required to effect the proposed action at a shareholder meeting.

We will generally not object to proposals seeking to preserve the right of shareholders to act by written consent.

Restrictions on Shareholders to Call Meetings

We will generally not object to proposals seeking to preserve the right of the shareholders to call meetings.

Limitations, Director Liability and Indemnification

Because of increased litigation brought against directors of corporations and the increase costs of director liability insurance, many states have passed laws limiting director liability for those acting in good faith.  Shareholders, however, often must opt into such statutes.  In addition, many companies are seeking to add indemnification of directors to corporate bylaws.

We will generally support director liability and indemnification resolutions because it is important for companies to be able to attract the most qualified individuals to their Boards.

Reincorporation

Corporations are in general bound by the laws of the state in which they are incorporated.  Companies reincorporate for a variety of reasons including shifting incorporation to a state where the company has its most active operations or corporate headquarters, or shifting incorporation to take advantage of state corporate takeovers laws.

We typically will not object to reincorporation proposals.

Cumulative Voting

Cumulative voting allows shareholders to cumulate their votes behind one or a few directors running for the board that is, cast more than one vote for a director thereby helping a minority of shareholders to win board representation.  Cumulative voting generally gives minority shareholders an opportunity to effect change in corporate affairs.

We typically will not object to proposals to adopt cumulative voting in the election of directors.

Dual Classes of Stock

In order to maintain corporate control in the hands of a certain group of shareholders, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends.

We will vote on a case-by-case basis dual classes of stock.  However, we will typically not object to dual classes of stock.

Limit Directors Tenure

In general, corporate directors may stand for re-election indefinitely.  Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds; however, continuity is important to corporate leadership and in some instances alternative means may be explored for injecting new ideas or members from diverse backgrounds into corporate boardrooms.

Accordingly, we will vote on a case-by-case basis regarding attempts to limit director tenure.

Minimum Director Stock Ownership

The director share ownership proposal requires that all corporate directors own a minimum number of shares in the corporation.  The purpose of this resolution is to encourage directors to have the same interest as other shareholders.

We normally will not object to resolutions that require corporate directors to own shares in the company.

Executive Compensation

Disclosure of CEO, Executive, Board and Management Compensation

On a case-by-case basis, we will support shareholder resolutions requesting companies to disclose the salaries of top management and the Board of Directors.

Compensation for CEO, Executive, Board and Management

We typically will not object to proposals regarding executive compensation if we believe the compensation clearly does not reflect the current and future circumstances of the company.

Formation and Independence of Compensation Review Committee

We normally will not object to shareholder resolutions requesting the formation of a committee of independent directors to review and examine executive compensation.

Stock Options for Board and Executives

We will generally review the overall impact of stock option plans that in total offer greater than 25% of shares outstanding because of voting and earnings dilution.

We will vote on a case-by-case basis option programs that allow the repricing of underwater options.

In most cases, we will oppose stock option plans that have option exercise prices below the marketplace on the day of the grant.

Generally, we will support options programs for outside directors subject to the same constraints previously described.

Employee Stock Ownership Plan (ESOPs)

We will generally not object to ESOPs created to promote active employee ownership.  However, we will generally oppose any ESOP whose purpose is to prevent a corporate takeover.

Changes to Charter or By-Laws

We will conduct a case-by-case review of the proposed changes with the voting decision resting on whether the proposed changes are in shareholder best interests.

Confidential Voting

Typically, proxy voting differs from voting in political elections in that the company is made aware of shareholder votes as they are cast.  This enables management to contact dissenting shareholders in an attempt to get them to change their votes.

We generally will not object to confidential voting.

Equal Access to Proxy

Equal access proposals ask companies to give shareholders access to proxy materials to state their views on contested issues, including director nominations.  In some cases they would actually allow shareholders to nominate directors. Companies suggest that such proposals would make an increasingly complex process even more burdensome.

In general, we will not oppose resolutions for equal access proposals.

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted pursuant to a takeover.  Companies argue that such provisions are necessary to keep executives from “jumping ship” during potential takeover attempts.

We will not object to the right of shareholders to vote on golden parachutes because they go above and beyond ordinary compensation practices.  In evaluating a particular golden parachute, we will examine if considered material total management compensation, the employees covered by the plan, and the quality of management and all other factors deemed pertinent.

Mergers and Acquisitions

Mergers, Restructuring and Spin-offs

A merger, restructuring, or spin-off in some way affects a change in control of the company assets.  In evaluating the merit of each issue, we will consider the terms of each proposal.  This will include an analysis of the potential long-term value of the investment.

On a case by case basis, we will review management proposals for merger or restructuring to determine the extent to which the transaction appears to offer fair value and other proxy voting policies stated are not violated.

Poison Pills

Poison pills (or shareholder rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor.  Typically, directors have enacted these plans without shareholder approval.  Most poison pill resolutions deal with putting poison pills up for a vote or repealing them altogether.

We typically will not object to most proposals to put rights plans up for a shareholder vote.  In general, poison pills will be reviewed for the additional value provided to shareholders, if any.

Anti-Greenmail Proposals

Greenmail is the payment a corporate raider receives in exchange for his/her shares.  This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders.

We generally will support anti-greenmail provisions.

Opt-Out of State Anti-takeover Law

A strategy for dealing with anti-takeover issues has been a shareholder resolution asking a company to opt-out of a particular state anti-takeover laws.

We generally will not object to bylaws changes requiring a company to opt out of state anti-takeover laws. Resolutions requiring companies to opt into state anti-takeover statutes generally will be subject to further review for appropriateness.

Other Situations

In the event an issue is not addressed in the above guidelines, we will determine on a case-by-case basis any proposals that may arise from management or shareholders.  To the extent that a proposal from management does not infringe on shareholder rights, we will generally support management position.  We may also elect to abstain or not vote on any given matter.

January 1, 2013

2013 U.S. Proxy Voting Concise Guidelines
December 19, 2012

Institutional Shareholder Services Inc.

ISS' 2013 U.S. Proxy Voting Concise Guidelines
The policies contained herein are a sampling of select, key proxy voting guidelines and are not exhaustive. A full listing of ISS' 2013 proxy voting guidelines can be found at http://www.issgovernance.com/files/2013ISSUSSummaryGuidelines.pdf

Routine/Miscellaneous
Auditor Ratification
Vote FOR proposals to ratify auditors unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees.

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Board of Directors:

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

(1)	Board Accountability
(2)	Board Responsiveness
(3)	Director Independence
(4)	Director Competence

BOARD ACCOUNTABILITY

Vote AGAINST1or WITHHOLD from the entire board of directors (except new nominees2, who should be considered CASE-BY-CASE) for the following:

Problematic Takeover Defenses

Classified Board Structure:

Section .1
The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

Section .2
The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company's four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company's five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

•	A classified board structure;
•	A supermajority vote requirement;
•	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
•	The inability of shareholders to call special meetings;
•	The inability of shareholders to act by written consent;
•	A dual-class capital structure; and/or
•	A non–shareholder-approved poison pill.

Poison Pills:

Section .3	The company's poison pill has a "dead-hand" or "modified dead-hand" feature. Vote AGAINST or WITHHOLD from nominees every year until this feature is removed;

Section .4
The board adopts a poison pill with a term of more than 12 months ("long-term pill"), or renews any existing pill, including any "short-term" pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

Section .5	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:

Section .6	The board adopts a poison pill with a term of 12 months or less ("short-term pill") without shareholder approval, taking into account the following factors:

•
The date of the pill's adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

•	The issuer's rationale;
•	The issuer's governance structure and practices; and
•	The issuer's track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:

Section .7	The non-audit fees paid to the auditor are excessive (see discussion under "Auditor Ratification");

Section .8	The company receives an adverse opinion on the company's financial statements from its auditor; or

Section .9
There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

Section .10
Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company's efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

Section .11	There is a significant misalignment between CEO pay and company performance (pay for performance);

Section .12	The company maintains significant problematic pay practices;

Section .13	The board exhibits a significant level of poor communication and responsiveness to shareholders;

Section .14	The company fails to submit one-time transfers of stock options to a shareholder vote; or

Section .15	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

Section .16	The company's previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:

•	The company's response, including:
•	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
•	Specific actions taken to address the issues that contributed to the low level of support;
•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;
•	The company's ownership structure; and
•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

Section .17	Material failures of governance, stewardship, risk oversight3, or fiduciary responsibilities at the company;

Section .18	Failure to replace management as appropriate; or

Section .19
Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

BOARD RESPONSIVENESS

Vote AGAINST or WITHHOLD from individual directors, committee members, or the entire board of directors as appropriate if:

Section .20	For 2013, the board failed to act4 on a shareholder proposal that received the support of a majority of the shares outstanding the previous year;

Section .21	For 2013, the board failed to act on a shareholder proposal that received the support of a majority of shares cast in the last year and one of the two previous years;

Section .22	For 2014, the board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year;

Section .23	The board failed to act on takeover offers where the majority of shares are tendered;

Section .24
At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or

Section .25
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

Vote CASE-BY-CASE on the entire board if:

Section .26
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

•	The board's rationale for selecting a frequency that is different from the frequency that received a plurality;
•	The company's ownership structure and vote results;
•	ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and
•	The previous year's support level on the company's say-on-pay proposal.

DIRECTOR INDEPENDENCE

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

Section .27	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

Section .28	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

Section .29	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

Section .30	Independent directors make up less than a majority of the directors.

DIRECTOR COMPETENCE

Attendance at Board and Committee Meetings:

Section .31
Generally vote AGAINST or WITHHOLD from directors (except new nominees, who should be considered CASE-BY-CASE5) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

•	Medical issues/illness;
•	Family emergencies; and
•	Missing only one meeting (when the total of all meetings is three or fewer).

Section .32
If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote AGAINST or WITHHOLD from the director(s) in question.

Overboarded Directors:

Vote AGAINST or WITHHOLD from individual directors who:

Section .33	Sit on more than six public company boards; or

Section .34	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards6.

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Proxy Access

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote CASE-BY-CASE on proposals to enact proxy access, taking into account, among other factors:

•	Company-specific factors; and
•	Proposal-specific factors, including:
•	The ownership thresholds proposed in the resolution (i.e., percentage and duration);
•	The maximum proportion of directors that shareholders may nominate each year; and
•	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

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Proxy Contests—Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;
•	Management's track record;
•	Background to the proxy contest;
•	Qualifications of director nominees (both slates);
•	Strategic plan of dissident slate and quality of critique against management;
•	Likelihood that the proposed goals and objectives can be achieved (both slates);
•	Stock ownership positions.

When the addition of shareholder nominees to the management card ("proxy access nominees") results in a number of nominees on the management card which exceeds the number of seats available for election, vote CASE-BY-CASE considering the same factors listed above.

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Shareholder Rights & Defenses

Poison Pills- Management Proposals to Ratify Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;
•	A term of no more than three years;
•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
•
Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company's existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

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Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
•	The value of the NOLs;
•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
•
The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

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Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•	Shareholders' current right to act by written consent;
•	The consent threshold;
•	The inclusion of exclusionary or prohibitive language;
•	Investor ownership structure; and
•	Shareholder support of, and management's response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•	An unfettered7 right for shareholders to call special meetings at a 10 percent threshold;
•	A majority vote standard in uncontested director elections;
•	No non-shareholder-approved pill; and
•	An annually elected board.

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CAPITAL/RESTRUCTURING

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:
•	The company's use of authorized shares during the last three years

•	The Current Request:
•	Disclosure in the proxy statement of the specific purposes of the proposed increase;
•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
•
The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

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Dual Class Structure

Generally vote AGAINST proposals to create a new class of common stock unless:

•	The company discloses a compelling rationale for the dual-class capital structure, such as:
•	The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or
•	The new class of shares will be transitory;
•	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
•	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

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Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:
•	The company's use of authorized preferred shares during the last three years;
•	The Current Request:
•	Disclosure in the proxy statement of the specific purposes for the proposed increase;
•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
•
In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and

•	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

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Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•
Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

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COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

Avoid arrangements that risk "pay for failure": This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers' pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

•	There is a significant misalignment between CEO pay and company performance (pay for performance);
•	The company maintains significant problematic pay practices;
•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

•
There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

•	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

•	The situation is egregious.

Vote AGAINST an equity plan on the ballot if:

•	A pay for performance misalignment is found, and a significant portion of the CEO's misaligned pay is attributed to non-performance-based equity awards, taking into consideration:
•	Magnitude of pay misalignment;
•	Contribution of non-performance-based equity grants to overall pay; and
•	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

(a) Peer Group8 Alignment:

•	The degree of alignment between the company's TSR rank and the CEO's total pay rank within a peer group, as measured over one-year and three-year periods (weighted 40/60);
•	The multiple of the CEO's total pay relative to the peer group median.

(b) Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

•	The ratio of performance- to time-based equity awards;
•	The overall ratio of performance-based compensation;
•	The completeness of disclosure and rigor of performance goals;
•	The company's peer group benchmarking practices;
•	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
•	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
•	Realizable pay compared to grant pay; and
•	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;
•	Incentives that may motivate excessive risk-taking; and
•	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy.  Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices.  The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
•	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
•	New or extended agreements that provide for:
•	CIC payments exceeding 3 times base salary and average/target/most recent bonus;
•	CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);
•	CIC payments with excise tax gross-ups (including "modified" gross-ups).

Incentives that may Motivate Excessive Risk-Taking

•	Multi-year guaranteed bonuses;
•	A single or common performance metric used for short- and long-term plans;
•	Lucrative severance packages;

•	High pay opportunities relative to industry peers;
•	Disproportionate supplemental pensions; or
•	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between "sloppy" plan administration versus deliberate action or fraud:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
•	Duration of options backdating;
•	Size of restatement due to options backdating;
•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay on the board's responsiveness to investor input and engagement on compensation issues:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
•	Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
•	The company's response, including:
•	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
•	Specific actions taken to address the issues that contributed to the low level of support;
•	Other recent compensation actions taken by the company;
•	Whether the issues raised are recurring or isolated;
•	The company's ownership structure; and
•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

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Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

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Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):
•	Single- or modified-single-trigger cash severance;
•	Single-trigger acceleration of unvested equity awards;
•	Excessive cash severance (>3x base salary and bonus);
•	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);
•	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
•
Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

•	The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

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Equity-Based and Other Incentive Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•	The total cost of the company's equity plans is unreasonable;
•	The plan expressly permits repricing;
•	A pay-for-performance misalignment is found;
•	The company's three year burn rate exceeds the burn rate cap of its industry group;
•	The plan has a liberal change-of-control definition; or
•	The plan is a vehicle for problematic pay practices.

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Social/Environmental Issues

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
•	Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;
•	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

•
If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•
If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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Political Spending & Lobbying Activities

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company's political contributions or trade association spending; and
•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote AGAINST proposals to publish in newspapers and other media the company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Generally vote FOR proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities. However, the following will be considered:

•
The company's current disclosure of policies and oversight mechanisms related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes, including information on the types of organizations supported and the business rationale for supporting these organizations; and

•	Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Vote CASE-BY-CASE on proposals requesting information on a company's lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

•	The company's current disclosure of relevant policies and oversight mechanisms;
•	Recent significant controversies, fines, or litigation regarding the company's lobbying-related activities; and
•	The impact that the public policy issues in question may have on the company's business operations, if specific public policy issues are addressed.

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Foreign Private Issuers Listed on U.S. Exchanges

Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS International Proxy Voting Guidelines.

All other voting items will be evaluated using ISS International Proxy Voting Guidelines.

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Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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1 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

3 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

4 Responding to the shareholder proposal will generally mean either full implementation of the proposal or, if the matter requires a vote by shareholders, a management proposal on the next annual ballot to implement the proposal. Responses that involve less than full implementation will be considered on a case-by-case basis, taking into account:

• The subject matter of the proposal;
• The level of support and opposition provided to the resolution in past meetings;
• Disclosed outreach efforts by the board to shareholders in the wake of the vote;
• Actions taken by the board in response to its engagement with shareholders;
• The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
• Other factors as appropriate.

5 For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

6 Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but will do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

7 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

8  The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company's selected peers' GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company's.

PART C. OTHER INFORMATION

Item 25.  Financial Statements and Exhibits.

Part A

Financial Highlights

Part B

The following audited financial statements for the fiscal year ended December 31, 2012 are incorporated by reference to Registrant’s filing on Form N-CSR, File No. 811-08747, filed with the Securities and Exchange Commission (“SEC”) on March 11, 2013:

Schedule of Investments as of December 31, 2012; Statement of Assets and Liabilities as of December 31, 2012; Statement of Operations for the fiscal year ended December 31, 2012; Statement of Cash Flows for the fiscal year ended December 31, 2012; Statement of Changes in Net Assets for the fiscal year ended December 31, 2012, the one month ended December 31, 2011, and the year ended November 30, 2011; Financial Highlights for the periods shown thereon; Notes to Financial Statements; Supplemental Information to Financial Highlights for the periods shown thereon; Report of Independent Registered Public Accounting Firm.

2.           Exhibits

(a)	Amended and Restated Agreement and Declaration of Trust (filed herewith).

(b)	Bylaws (filed herewith).

(c)	Not applicable.

(d)	(i) Provisions of instruments defining the rights of holders of securities are contained in the Registrant’s Amended and Restated Agreement and Declaration of Trust and Bylaws.

(ii)           Specimen stock certificate incorporated herein by reference to Registrant’s Pre-Effective Amendment No. 2 to its Registration Statement on Form N-2, File Nos. 333-49969 and 811-08747, filed with the SEC on June 23, 1998.

(iii) Form of Subscription Certificate (to be filed).

(iv) Form of Notice of Guaranteed Delivery (to be filed).

(e)	Dividend Reinvestment Plan (filed herewith).

(f)	Not applicable.

(g)	Investment Management Agreement (filed herewith).

(h)	Not applicable.

(i)	Not applicable.

(j)	(i) Custodian Agreement (1).

(a) Amendment to Custodian Agreement (1).

(b) Amendment to Custodian Agreement (filed herewith).

(k)	(i) Transfer Agent Agreement (filed herewith).

(ii) Fund Accounting Services Agreement (1).

(iii)          U.S. PB Agreement between Registrant and BNP Paribas Prime Brokerage, Inc. on behalf of itself as agent for BNP Paribas, BNP Paribas Prime Brokerage International, Ltd. and BNPP PB Inc. (filed herewith).

(a) Amendment Agreement to U.S. PB Agreement (filed herewith).

(iv) Committed Facility Agreement between Registrant and BNP Paribas Prime Brokerage, Inc. (filed herewith).

(v) Special Custody and Pledge Agreement among Registrant, State Street Bank and Trust Company, and BNP Paribas Prime Brokerage, Inc. (filed herewith).

(a) Amended and Restated Special Custody and Pledge Agreement (filed herewith).

(vi) NAV Accounting Agreement (filed herewith).

(vii) Subscription and Information Agent Agreement (filed herewith).

(l)	Opinion and consent of Counsel (to be filed).

(m)	Not applicable.

(n)	Accountant’s consent (to be filed).

(o)	Not applicable.

(p)	Subscription Agreement incorporated herein by reference to Registrant’s Pre-Effective Amendment No. 2 to its Registration Statement on Form N-2, File Nos. 333-49969 and 811-08747, filed with the SEC on June 23, 1998.

(q)	Not applicable.

(r)	Code of Ethics (filed herewith).

(1) Incorporated herein by reference to Registrant’s Registration Statement on Form N-2, File Nos. 333-49969 and 811-08747, filed with the SEC on July 15, 2011.

Item 26.  Marketing Arrangements.

None.

Item 27.  Other Expenses of Issuance and Distribution.

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement.

Legal Fees	$100,000
Listing & Registration Fees	$33,375
Printing Fees	$25,000
Information Agent/Subscription Agent	$40,000
Postage Fees	$25,000
Miscellaneous	$5,000
Audit Fees	$8,000

Total	$236,375

Item 28.  Persons Controlled By or Under Common Control.

Not applicable.

Item 29.  Number of Holders of Securities.

As of July 2, 2013 the number of record holders of each class of securities of the Registrant was as follows:

Title of Class	Number of Record Holders

Common Shares of Beneficial Interest $0.01 par value	65

Item 30.  Indemnification.

Article II of the Registrant’s Amended and Restated Agreement and Declaration of Trust (the “Trust Instrument”) provides as follows:

II.13  Limitations of Liability and Indemnification to Shareholders.  (a)  Shareholders shall have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.  No Shareholder shall be subject in such capacity to any personal liability whatsoever to any Person in connection with the Registrant’s Property or the acts, obligations or affairs of the Registrant or any Series.  If a Shareholder is made a party to any suit or proceeding to enforce any such liability, the Shareholder shall not, on account thereof, be held to any personal liability.

(b)  If any Shareholder or former Shareholder of any Series shall be held to be personally liable solely by reason of a claim or demand relating to such Person being or having been a Shareholder, and not because of such Person’s acts or omissions, the Shareholder or former Shareholder (or such Person’s heirs, executors, administrators, or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified against all loss and expense arising from such claim or demand, but only out of the assets held with respect to the particular Series of Shares of which such Person is or was a Shareholder and from or in relation to which such liability arose. The Registrant, on behalf of the applicable Series, may, at its option, assume the defense of any such claim made against such Shareholder. Neither the Registrant nor the applicable Series shall be responsible for satisfying any obligation arising from such a claim that has been settled by the Shareholder without the prior written notice to, and consent of, the Registrant and Series, as applicable.

II.14  Indemnification of the Trust.  Each Shareholder will be liable to the Registrant for, and indemnify and hold harmless the Registrant (and any subsidiaries or affiliates thereof) from and against, all costs, expenses, penalties, fines or other amounts, including without limitation, reasonable attorneys’ and other professional fees, whether third party or internal, arising from such Shareholder's breach of or failure to fully comply with any covenant, condition or provision of this Declaration or the Bylaws or any action against the Registrant in which such Shareholder is not the prevailing party, and shall pay such amounts on demand, together with interest on such amounts, which interest will accrue at the lesser of the Registrant’s highest marginal borrowing rate, per annum compounded, and the maximum amount permitted by law, from the date such costs or the like are incurred until the receipt of payment.

Article III of the Registrant’s Trust Instrument provides as follows:

III.9.  Limitation of Liability.  (a) To the fullest extent that limitations on the liability of Trustees and officers are permitted by the Delaware Statutory Trust Act, no Trustee or officer of the Registrant shall have any liability to the Registrant or its Shareholders for money damages, and no Trustee or officer of the Registrant shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Registrant or its Shareholders arising from an act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing.  This limitation of liability applies to events occurring at the time a person serves as a Trustee or officer of the Registrant whether or not such person is a Trustee or officer at the time of any proceeding in which liability is asserted.  No provision of this Article III, Section 9 shall be effective to protect or purport to protect any Trustee or officer of the Registrant against any liability to the Registrant or its Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.  Subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Registrant.  If any Trustee or officer of the Registrant is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, that Trustee or officer shall not, on account thereof, be held to any personal liability.  No amendment to the Trust Instrument shall affect the right of any person under this Section 9 based on any event, omission or proceeding prior to such amendment.

(b) A Trustee who has been determined to be an “audit committee financial expert” for purposes of Section 407 of the Sarbanes-Oxley Act of 2002 or any successor provision thereto or has been designated as the Chairman or Vice-Chairman of the Board of Trustees by the Board of Trustees shall not be subject to any greater liability or duty of care in discharging such Trustee’s duties and responsibilities by virtue of such determination or designation than is any Trustee who has not been so designated.

(c) Any repeal or modification of this Section 9 shall not adversely affect any right or protection of a Trustee or officer of the Registrant existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

III.10(a)  Indemnification.  The Registrant shall indemnify and advance expenses to its currently acting and former Trustees to the fullest extent that indemnification of Trustees is permitted by the Delaware Statutory Trust Act.  The Registrant shall indemnify and advance expenses to its currently acting and former officers to the same extent as its Trustees and to such further extent as is consistent with law.  The Board of Trustees may by Bylaw, resolution or agreement make further provision for indemnification of Trustees, officers, employees and agents to the fullest extent permitted by the Delaware Statutory Trust Act.  No provision of this Article III, Section 10 shall be effective to protect or purport to protect any Trustee or officer of the Registrant against any liability to the Registrant or its Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. No amendment to the Trust Instrument shall affect the right of any person under this Section 10 based on any event, omission or proceeding prior to such amendment.

Article VIII of the Registrant’s Bylaws provides as follows:

Indemnification and Advancement of Expenses.  To the maximum extent permitted by the Delaware Act and, to the extent applicable, the 1940 Act, the Registrant shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a current or former Continuing Trustee, officer, employee or agent of the Registrant and who is made a party to the proceeding by reason of his or her service in that capacity or (b) any individual who, while a Trustee, officer, employee or agent of the Registrant and at the request of the Registrant, serves or has served in a similar capacity for another entity and who is made a party to the proceeding by reason of his or her service in that capacity.  The Registrant may, with the approval of its Board of Trustees, provide such indemnification and advance for expenses to a Continuing Trustee who served a predecessor of the Registrant in any of the capacities described in (a) or (b) above and to any officer, employee or agent of a predecessor of the Registrant.

Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or Trust Instrument inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal, or adoption.

No provision of this Article VIII shall be effective to protect or purport to protect any Continuing Trustee or officer of the Registrant against liability to the Registrant or its Shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Section 12 of the Investment Management Agreement between the Registrant and Bexil Advisers LLC (the “Investment Manager”) provides as follows:

12.  The Investment Manager shall not be liable to the Registrant or any shareholder of the Registrant for any error of judgment or mistake of law or for any loss suffered by the Registrant or the Registrant’s shareholders in connection with the matters to which this Agreement relates, but nothing herein contained shall be construed to protect the Investment Manager against any liability to the Registrant or the Registrant’s shareholders by reason of a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of obligations and duties under this Agreement.

Section 12 of the Custodian Agreement between the Registrant and State Street Bank and Trust Company (“State Street”) provides as follows:

Responsibility of State Street.  So long as and to the extent that it is in the exercise of reasonable care, State Street shall not be responsible or liable for, and Registrant shall indemnify and hold State Street harmless from and against, any and all costs, expenses, losses, damages, charges, counsel fees (including without limitation, disbursements and the allocable cost of in-house counsel), payments and liabilities which may be asserted against or incurred by State Street or for which State Street may be held to be liable, arising out of or attributable to:

1)  The purchase or sale of any assets or foreign currency positions. Without limiting the generality of the foregoing, State Street is under no duty or obligation to inquire into the title, validity or genuineness of any property or evidence of title thereto received by it or delivered by it pursuant hereto;

2)  State Street's action upon any notice, request, consent, certificate or other instrument reasonably believed by it to be genuine and to be signed by the proper party or parties, including any futures commission merchant acting pursuant to the terms of a three-party futures or options agreement. State Street may receive and accept a copy of a resolution certified by the Secretary or an Assistant Secretary of Registrant (“Certified Resolution”) as conclusive evidence (a) of the authority of any person to act in accordance with such resolution or (b) of any determination or of any action by the Board as described in such resolution, and such resolution may be considered as in full force and effect until receipt by State Street of written notice to the contrary;

3)  State Street's action or omission to act in good faith without negligence, including, without limitation, acting in accordance with any Proper Instruction; and provided further that in no event shall State Street by liable for indirect, special or consequential damages;

4)  State Street's action or failure to act in good faith reliance upon advice of counsel (who may be counsel for Registrant) on all matters, or on the instruction, notice, request, consent, advice, representation, warranty or statements of any officer or employee of Registrant, or Registrant’s accountants or other authorized individuals. State Street may receive and accept a copy of an instruction of Registrant as conclusive evidence (a) of the authority of any person to act in accordance with such instruction and (b) of any determination or of any action by said party, in each case as described in such instruction and such instruction may be considered as in full force and effect until receipt by State Street of written notice to the contrary;

5)  Any loss, liability, claim or expense resulting from or caused by anything which is part of Country Risk (as defined in Section 3 hereof), including without limitation nationalization, expropriation, currency restrictions, or acts of war, revolution, riots or terrorism.

6)  Except as may arise from State Street's own negligence or willful misconduct or the negligence or willful misconduct of a sub-custodian or agent, the failure or delay in performance of its obligations hereunder resulting from or caused by; (a) events or circumstances beyond the reasonable control of State Street or any sub-custodian or Securities System or any agent or nominee of any of the foregoing, including, without limitation, the interruption, suspension or restriction of trading on or the closure of any securities market, power or other mechanical or technological failures or interruptions, computer viruses or communications disruptions, work stoppages, natural disasters, or other similar events or acts; (b) errors by Registrant or its duly-authorized investment manager or investment advisor in their instructions to State Street provided such instructions have been in accordance with this Agreement; (c) the bankruptcy, insolvency, or receivership of any sub-custodian; (d) the insolvency of or acts or omissions by a Securities System; (e) any delay or failure of any broker, agent or intermediary, central bank or other commercially prevalent payment or clearing system to deliver to State Street's sub-custodian or agent securities purchased or in the remittance or payment made in connection with securities sold; (f) any delay or failure of any company, corporation, or other body in charge of registering or transferring securities in the name of State Street, Registrant, State Street's sub-custodians, nominees or agents or any consequential losses arising out of such delay or failure to transfer such securities including non-receipt of bonus, dividends and rights and other accretions or benefits; (g) delays or inability to perform its duties due to any disorder in market infrastructure with respect to any particular security or Securities System; and (h) any provision of any present or future law or regulation or order of the United States of America, or any state thereof, or any other country, or political subdivision thereof or of any court of competent jurisdiction.

7)  State Street’s payment of money as requested by Registrant, or the taking of any action which may, in the opinion of State Street, result in State Street or its nominee assigned to Registrant or the Portfolio being liable for the payment of money or incurring liability of some other form. As a prerequisite to requiring State Street to take such action, Registrant on behalf of the Portfolio shall provide indemnity to State Street in an amount and form satisfactory to it.  If Registrant requires State Street, its affiliates, subsidiaries or agents, to advance cash or securities for any purpose (including but not limited to securities settlements, foreign exchange contracts and assumed settlement) or in the event that State Street or its nominee shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in connection with the performance of this Agreement, except such as may arise from its or its nominee's own negligent action, negligent failure to act or willful misconduct, any property at any time held for the account of the applicable Portfolio shall be security therefor and should Registrant fail to repay State Street promptly, State Street shall be entitled to utilize available cash and to dispose of such Portfolio's assets to the extent necessary to obtain reimbursement.

8)  Any error, omission, inaccuracy or other deficiency in any Portfolio’s accounts and records or other information provided to State Street by or on behalf of a Portfolio, or the failure of the Registrant to provide, or provide in a timely manner, any accounts, records, or information needed by State Street to perform its duties under the agreement.

Section 8 of the Fund Accounting Services Agreement between the Registrant and Huntington Asset Services, Inc. (“HASI”) provides as follows:

(d). Registrant agrees to defend, indemnify and hold HASI and the other HASI Parties harmless from all demands, claims, causes or other actions or proceedings of any nature or kind whatsoever (collectively, “Claims”), expenses, liabilities, debts, costs, losses, reasonable attorneys’ fees and expenses, payments, and damages of every nature or kind whatsoever (collectively, “Damages”) arising directly or indirectly out of or in connection with:  (i) the provision of Fund Information to any HASI Parties by or on behalf of the Fund Representatives and the reliance on or use by the HASI Parties of Fund Information which is furnished to any of the HASI Parties by or on behalf of any of the Fund Representatives, including the reliance by HASI upon the historical accounting records and other records of the Registrant; (ii) any delays, inaccuracies, errors or omissions in or arising out of or attributable to Fund Information which is furnished to any of the HASI Parties by or on behalf of any of the Fund Representatives or to the untimely provision to HASI of such Fund Information; (iii) the reliance on or the carrying out by HASI or its officers or agents of any instructions reasonably believed to be duly authorized, or requests of the Registrant; (iv) any delays, inaccuracy, errors or omissions in or arising out of or attributable to data or information provided to HASI by data and/or pricing services or any other third party services, including but not limited to escheatment and lost account services, and/or the selection of any service provider, regardless of whether the Registrant hires such services itself or instead chooses to utilize the service through HASI; (v) the offer or sale of shares by the Registrant in violation of any requirement under the federal securities laws or regulations or the securities laws or regulations of any state or other instrumentality, or in violation of any stop order or other determination or ruling by any federal agency or any state agency with respect to the offer or sale of such shares in such state or instrumentality (1) resulting from activities, actions or omissions by Fund Representatives, or (2) existing or arising out of activities, actions or omissions by or on behalf of the Fund Representatives prior to the earlier of (x) the effective date of this Agreement and (y) the effective date of an agreement between the parties hereto with respect to the subject matter hereof that was in effect prior to the effective date of this Agreement; (vi) the noncompliance by the Registrant, its investment advisor(s) and/or its distributor with applicable securities, tax, commodities and other laws, rules and regulations; (vii) any Claim asserted by any current or former shareholder of the Registrant, or on such shareholder’s behalf or derivatively by any representative, estate, heir or legatee, agent or other person, in connection with the holding, purchase or sale of shares of the Registrant; and (viii) with the exception of any Claim for breach of contract arising out of this Agreement, any Claim taken by or on behalf of the Registrant against any of the HASI Parties that arises directly or indirectly in connection with this Agreement, or directly or indirectly out of a HASI Party’s actions (or failure to act) in connection with this Agreement.

(e) The Registrant agrees to indemnify and hold harmless HASI from and against any and all actions, suits, claims, losses, damages, costs, charges, reasonable counsel fees and disbursements, payments, expenses and liabilities (including reasonable investigation expenses) (collectively, "Losses") to which HASI may become liable arising directly or indirectly out of any action or omission to act which HASI takes (i) at any request or on the direction of or in reliance on the reasonable advice of the Registrant, (ii) upon any instruction, notice or other instrument that HASI reasonably believes to be genuine and to have been signed or presented by a duly authorized representative of the Registrant (other than an employee or other affiliated person of HASI who may otherwise be named as an authorized representative of the Registrant for certain purposes) or (iii) on its own initiative in connection with the performance of its duties or obligations hereunder.  Further, HASI shall not be indemnified against or held harmless from any Losses arising directly or indirectly out of HASI's or HASI Parties’ own willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties hereunder.

Section 9 of the U.S. PB Agreement between the Registrant and BNP Paribas Prime Brokerage, Inc. on behalf of itself and as agent for BNP Paribas, BNP Paribas Prime Brokerage International, Ltd. and BNPP PB Inc. (“BNPP Entities”) provides as follows:

(a) General.  The Registrant agrees to indemnify and hold the BNPP Entities harmless from and fully reimburse the BNPP Entities for any Indemnified Losses.  The indemnities under this Section 9 shall be separate from and in addition to any other indemnity under any Contract.

(b) Delivery Failures.  In case of the sale of any security, commodity, or other property by the BNPP Entities at the direction of the Registrant and the BNPP Entities’ inability to deliver the same to the purchaser by reason of failure of the Registrant to supply the BNPP Entities therewith, the Registrant authorizes the BNPP Entities to borrow or purchase any such security, commodity, or other property necessary to make delivery thereof.  The Registrant hereby agrees to be responsible for any cost, expense or loss which the BNPP Entities may sustain thereby.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (“1933 Act”), may be provided to trustees, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (“SEC”) such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant undertakes to carry out all indemnification provisions of its Trust Instrument and Bylaws and the above described Investment Management Agreement in accordance with 1940 Act Release No. 11330 (September 4, 1980) and successor releases.

Item 31.  Business and Other Connections of Investment Adviser.

The Investment Manager is a wholly-owned subsidiary of Bexil Corporation, the sole member of the Investment Manager.  Bexil Corporation is also the parent of Bexil Securities LLC (“Bexil Securities”), a registered broker/dealer.  The principal business of Investment Manager since its founding has been to serve as investment manager to registered investment companies.  The principal businesses of Bexil Securities since its founding have been in trading for its own account and mutual fund underwriting.

The Investment Manager and Bexil Corporation may deemed to be affiliates of Winmill & Co. Incorporated (“Winco”), the parent of Midas Management Corporation (“MMC”), a registered investment adviser, and Midas Securities Group, Inc., a registered broker/dealer, and its affiliates including Tuxis Corporation and its subsidiaries (“Tuxis”).  The principal business of MMC since its founding has been to serve as an investment manager to registered investment companies.  The directors and officers of Winco and its affiliates and subsidiaries are also directors and officers of the investment companies managed by the Investment Manager and MMC.  MMC serves as investment manager of Midas Series Trust and Foxby Corp.  The directors and officers of Winco and its affiliates and subsidiaries are also directors and officers of Bexil Corporation, Bexil Securities, Bexil Advisers, and the Registrant.  The directors and officers of Winco and its affiliates and subsidiaries are also directors and officers of Tuxis. The business address of each entity listed in this Item 31 is 11 Hanover Square, New York, NY 10005.

The information required by this Item 31 of officers and directors of the Investment Manager is incorporated by reference from the Prospectus and Statement of Additional Information that form a part of this registration statement.

Item 32.  Location of Accounts and Records.

The minute books of Registrant and copies of its filings with the SEC are located at 11 Hanover Square, New York, NY 10005 (the offices of the Registrant and its Investment Manager).  All other records required by Section 31(a) of the 1940 Act are located at State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, MO 64105 (the offices of the Registrant’s custodian), Huntington Asset Services, Inc., 431 N. Pennsylvania Street, Indianapolis, IN 46204 (the offices of the Registrant’s fund accounting agent) and American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219 (the offices of the Registrant’s transfer agent).  Copies of certain of the records located at the Registrant’s Custodian, Fund Accounting Agent, and Transfer Agent are kept at 11 Hanover Square, New York, NY 10005 (the offices of the Registrant and the Investment Manager).

Item 33.  Management Services.

None.

Item 34.  Undertakings.

1.  The Registrant undertakes to suspend the offering of Shares covered hereby until the prospectus contained herein is amended if (a) subsequent to the effective date of its registration statement, the net asset value per Share declines more than ten percent from its net asset value per Share as of the effective date of this registration statement or (b) the net asset value per Share increases by an amount greater than its net proceeds as stated in the prospectus contained herein.

2.  Not applicable.

3.  Not applicable.

4.  Not applicable.

5.  The Registrant undertakes that:

(a) for the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective;and

(b) for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6.  The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 3rd day of July, 2013.

DIVIDEND AND INCOME FUND

By:  /s/ Thomas B. Winmill
Thomas B. Winmill, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date
/s/ Thomas B. Winmill (Thomas B. Winmill)	Chairman, President, and Trustee (principal executive officer)	July 3, 2013

/s/ Thomas O’Malley (Thomas O’Malley)	Chief Financial Officer (principal financial and accounting officer)	July 3, 2013

/s/ Bruce B. Huber* (Bruce B. Huber)	Trustee	July 3, 2013

/s/ James E. Hunt* (James E. Hunt)	Trustee	July 3, 2013

/s/ Peter K. Werner* (Peter K. Werner)	Trustee	July 3, 2013

___________________________________________
*Signed by John F. Ramírez, Attorney-in-Fact, pursuant to Powers of Attorney filed herewith.

DURABLE POWER OF ATTORNEY

THIS is intended to constitute a DURABLE POWER OF ATTORNEY pursuant to Article 5, Title 15 of the New York General Obligations Law:

I, James E. Hunt, do hereby appoint each of Thomas B. Winmill, John F. Ramirez, and Jacob Bukhsbaum, my attorneys-in-fact TO ACT SEPARTELY IN MY NAME, PLACE AND STEAD in any way which I myself could do, if I were personally present, with respect to the following matters:

1.
execute for and on behalf of the undersigned, in the undersigned’s capacity as an individual, officer and/or director of Dividend and Income Fund, Foxby Corp., Global Income Fund, Inc., Midas Series Trust and any future company or other entity (“Companies”), Forms 3, 4, 5, Form 144, registration statements, proxy statements, forms and schedules, and all other documents in accordance with all rules under the Securities Exchange Act of 1934, Securities Act of 1933, Investment Company Act of 1940, Investment Advisers Act of 1940 and all other applicable law (the “Documents”);

2.
do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Documents and file same with the United States Securities and Exchange Commission and any stock exchange, clearing firm, registrar or transfer agent, as appropriate, or similar authority, and

3.
take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Durable Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming such attorney-in-fact, or such attorney-in-fact’s substitute or substitute’s, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned hereby acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor are the Companies assuming, any of the undersigned responsibilities to comply with the rules of the Securities Exchange Act of 1934, the Securities Act of 1933, Investment Company Act of 1940 or any other applicable law.

This Durable Power of Attorney shall not be affected by my subsequent disability or incompetence.

To induce any third party to act hereunder, I hereby agree that any third party receiving a duly executed copy or facsimile of this instrument may act hereunder, and that revocation or termination hereof shall be ineffective as to such third party unless and until actual notice or knowledge of such revocation or termination shall have been received by such third party, and I for myself and my heirs, executors, legal representatives and assigns, hereby agree to indemnify and hold harmless any such third party from and against any and all claims that may arise against such third party by reason of such third party having relied on the provisions of this instrument.

This Durable Power of Attorney may be revoked by me at any time.

IN WITNESS WHEREOF, I have hereunto signed my name this 12th day of December, 2012.

/s/ James E. Hunt
James E. Hunt

STATE OF NEW YORK                     )
) ss
COUNTY OF NEW YORK                  )

On December 12, 2012 before me personally came James E. Hunt, the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

Sworn to before me this
12th day of December, 2012.

/s/ David Chen
Notary Public

DURABLE POWER OF ATTORNEY

THIS is intended to constitute a DURABLE POWER OF ATTORNEY pursuant to Article 5, Title 15 of the New York General Obligations Law:

I, Peter K. Werner, do hereby appoint each of Thomas B. Winmill, John F. Ramirez, and Jacob Bukhsbaum, my attorneys-in-fact TO ACT SEPARTELY IN MY NAME, PLACE AND STEAD in any way which I myself could do, if I were personally present, with respect to the following matters:

1.
execute for and on behalf of the undersigned, in the undersigned’s capacity as an individual, officer and/or director of Dividend and Income Fund, Foxby Corp., Global Income Fund, Inc., Midas Series Trust and any future company or other entity (“Companies”), Forms 3, 4, 5, Form 144, registration statements, proxy statements, forms and schedules, and all other documents in accordance with all rules under the Securities Exchange Act of 1934, Securities Act of 1933, Investment Company Act of 1940, Investment Advisers Act of 1940 and all other applicable law (the “Documents”);

2.
do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Documents and file same with the United States Securities and Exchange Commission and any stock exchange, clearing firm, registrar or transfer agent, as appropriate, or similar authority, and

3.
take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Durable Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming such attorney-in-fact, or such attorney-in-fact’s substitute or substitute’s, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned hereby acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor are the Companies assuming, any of the undersigned responsibilities to comply with the rules of the Securities Exchange Act of 1934, the Securities Act of 1933, Investment Company Act of 1940 or any other applicable law.

This Durable Power of Attorney shall not be affected by my subsequent disability or incompetence.

To induce any third party to act hereunder, I hereby agree that any third party receiving a duly executed copy or facsimile of this instrument may act hereunder, and that revocation or termination hereof shall be ineffective as to such third party unless and until actual notice or knowledge of such revocation or termination shall have been received by such third party, and I for myself and my heirs, executors, legal representatives and assigns, hereby agree to indemnify and hold harmless any such third party from and against any and all claims that may arise against such third party by reason of such third party having relied on the provisions of this instrument.

This Durable Power of Attorney may be revoked by me at any time.

IN WITNESS WHEREOF, I have hereunto signed my name this 12th day of December, 2012.

/s/ Peter K. Werner
Peter K. Werner

STATE OF NEW YORK                     )
) ss
COUNTY OF NEW YORK                  )

On December 12, 2012 before me personally came Peter K. Werner, the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

Sworn to before me this
12th day of December, 2012.

/s/ David Chen
Notary Public

DURABLE POWER OF ATTORNEY

THIS is intended to constitute a DURABLE POWER OF ATTORNEY pursuant to Article 5, Title 15 of the New York General Obligations Law:

I, Bruce B. Huber, do hereby appoint each of Thomas B. Winmill, John F. Ramirez, and Jacob Bukhsbaum, my attorneys-in-fact TO ACT SEPARTELY IN MY NAME, PLACE AND STEAD in any way which I myself could do, if I were personally present, with respect to the following matters:

1.
execute for and on behalf of the undersigned, in the undersigned’s capacity as an individual, officer and/or director of Dividend and Income Fund, Foxby Corp., Global Income Fund, Inc., Midas Series Trust and any future company or other entity (“Companies”), Forms 3, 4, 5, Form 144, registration statements, proxy statements, forms and schedules, and all other documents in accordance with all rules under the Securities Exchange Act of 1934, Securities Act of 1933, Investment Company Act of 1940, Investment Advisers Act of 1940 and all other applicable law (the “Documents”);

2.
do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Documents and file same with the United States Securities and Exchange Commission and any stock exchange, clearing firm, registrar or transfer agent, as appropriate, or similar authority, and

3.
take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Durable Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming such attorney-in-fact, or such attorney-in-fact’s substitute or substitute’s, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned hereby acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor are the Companies assuming, any of the undersigned responsibilities to comply with the rules of the Securities Exchange Act of 1934, the Securities Act of 1933, Investment Company Act of 1940 or any other applicable law.

This Durable Power of Attorney shall not be affected by my subsequent disability or incompetence.

To induce any third party to act hereunder, I hereby agree that any third party receiving a duly executed copy or facsimile of this instrument may act hereunder, and that revocation or termination hereof shall be ineffective as to such third party unless and until actual notice or knowledge of such revocation or termination shall have been received by such third party, and I for myself and my heirs, executors, legal representatives and assigns, hereby agree to indemnify and hold harmless any such third party from and against any and all claims that may arise against such third party by reason of such third party having relied on the provisions of this instrument.

This Durable Power of Attorney may be revoked by me at any time.

IN WITNESS WHEREOF, I have hereunto signed my name this 12th day of December, 2012.

/s/ Bruce B. Huber
Bruce B. Huber

STATE OF NEW YORK                     )
) ss
COUNTY OF NEW YORK                  )

On December 12, 2012 before me personally came Bruce B. Huber, the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

Sworn to before me this
12th day of December, 2012.

/s/ David Chen
Notary Public

EXHIBIT INDEX

Exhibit	Description
(a)	Amended and Restated Agreement and Declaration of Trust
(b)	Bylaws
(e)	Dividend Reinvestment Plan
(g)	Investment Management Agreement
(j)(i)(b)	Amendment to Custodian Agreement
(k)(i)	Transfer Agent Agreement
(k)(iii)	U.S. PB Agreement
(k)(iii)(a)	Amendment Agreement to U.S. PB Agreement
(k)(iv)	Committed Facility Agreement
(k)(v)	Special Custody and Pledge Agreement
(k)(v)(a)	Amended and Restated Special Custody and Pledge Agreement
(k)(xi)	NAV Accounting Agreement
(k)(xii)	Subscription and Information Agent Agreement
(r)	Code of Ethics